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FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration No. 333-100385

PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED AUGUST 5, 2004

GLADSTONE CAPITAL CORPORATION
1,000,000 Shares of Common Stock

        We are offering an aggregate of 1,000,000 shares of our common stock, $0.001 par value per share. Our common stock is listed on the Nasdaq National Market under the symbol "GLAD." We are a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. On September 27, 2004, the last reported sale price of our common stock on the Nasdaq National Market was $22.75 per share.

        Investing in our common stock involves risks. See "Risk Factors" beginning on page 8 of the accompanying prospectus.

	Per Share	Total
Public offering price	$22.75	$22,750,000
Underwriting discount (sales load)	$1.14	$1,137,500
Proceeds, before expenses, to us (1)	$21.61	$21,612,500

(1)
Before deducting estimated expenses payable by us of $353,000.

        The underwriters may also purchase up to an additional 150,000 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $26,162,500 and the total underwriting discount (sales load) will be $1,308,125. The proceeds to us would be $24,854,375, before deducting estimated expenses payable by us of $353,000.

        The underwriters expect to deliver the shares to purchasers on or about September 30, 2004.

        Neither the Securities and Exchange Commission, any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ferris, Baker Watts Incorporated	BB&T Capital Markets
J.J.B. Hilliard, W.L. Lyons, Inc.	Stifel, Nicolaus & Company Incorporated

The date of this prospectus supplement is September 27, 2004.

SUMMARY

        This summary highlights some information from this prospectus supplement and the accompanying prospectus, and it may not contain all of the information that is important to you. To understand the terms of the common stock offered hereby, you should read this prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the section titled "Risk Factors" in the accompanying prospectus and the documents identified in the section "Additional Information." Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters' over-allotment option.

Overview

        We are a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses. We prefer to invest in companies that are backed by leveraged buyout funds, venture capital funds or other sophisticated equity investors. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity-type arrangements that we may receive in connection with certain loans we make. As of June 30, 2004, approximately 68% of the aggregate value of our investment portfolio was senior debt, approximately 32% was senior subordinated debt, and we had no investments in junior subordinated debt.

        We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the Investment Company Act of 1940, which we refer to in this prospectus supplement and the accompanying prospectus as the 1940 Act. Our headquarters are in McLean, Virginia, a suburb of Washington, DC. We also have offices in Chicago, Illinois, New York, New York, Morristown, New Jersey and Pittsburgh, Pennsylvania. We maintain a web site at www.gladstonecapital.com. The information on our web site is not a part of this prospectus supplement or the accompanying prospectus.

        We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Subordinated Notes. We seek to invest a majority of our assets in senior subordinated notes, which may also include "last out tranches" of senior debt. Holders of senior subordinated notes are subordinated to the rights of the holders of senior debt in their rights to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower's cash flow for repayment. Additionally, lenders often receive warrants to acquire shares of stock in borrowers in connection with these loans.

  •
  Senior Notes. We seek to invest a small portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock or warrants to purchase stock of the borrowers. As such, they generally do not participate in the equity appreciation of the value of the business. We intend to make senior loans on a limited basis and some of these will only be as bridge financings. In most cases, these loans will be refinanced at a later date.

  •
  Junior Subordinated Notes. We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and warrants to purchase a greater portion of the borrower's stock.

        We will be externally managed as of October 1, 2004 and will pay our investment advisor, Gladstone Management Corporation, an investment advisory fee of 1.25% of our total assets and an annual administrative fee of 0.75% of our total assets.

        We have assembled a management team which has extensive experience in our lines of business. Our executive officers include David Gladstone, chairman and chief executive officer, Terry Lee Brubaker, vice chairman and chief operating officer and George Stelljes III, president and chief investment officer. Mr. Gladstone has a total of over 25 years experience in providing debt and equity capital to private businesses through Gladstone Capital Corporation, Allied Capital Corporation (NYSE: ALD) and American Capital Strategies Ltd. (NASDAQ: ACAS). Mr. Brubaker has over 25 years of operational expertise in acquiring and managing companies, much of it at James River Corporation. Mr. Stelljes has over 15 years of investing experience at Gladstone Corporation, Allied Capital Corporation and several venture capital firms. We use the established loan referral network of Messrs. Gladstone, Brubaker and Stelljes and our managing directors to identify and make senior and subordinated loans to selected businesses that we do not believe have sufficient access to traditional sources of lending.

        We seek to invest in small and medium-sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow, substantial ownership by leveraged buyout funds or venture capital funds and potential opportunities for us to realize appreciation and gain liquidity in our equity position. We may achieve liquidity through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, though there can be no assurance that we will always have these rights.

        We expect that our loans typically will range from $5 million to $15 million, mature in no more than seven years, and accrue interest at a fixed or variable rate that exceeds the prime rate. Because these loans will generally be subordinated term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most if not all of the debt securities we acquire will be unrated. Accordingly, we cannot accurately predict what ratings these loans might receive if they were in fact rated, and therefore we cannot determine whether or not they could be considered to be "investment grade" quality.

        In order to acquire the capital for investment purposes needed to execute our business strategy, we have entered into two separate credit facilities under which our aggregate borrowing capacity is $115 million. As of September 21, 2004, we owed an aggregate of approximately $20.7 million on these facilities. We intend to continue borrowing under these credit facilities in the future and we may issue debt securities, other evidences of indebtedness and possibly preferred stock. We may also securitize interests in our portfolio assets. As a result of these activities, we will be exposed to the risks of leverage. For additional information about our proposed borrowing activities, see "Business—Leverage" and "Risk Factors—Our business plan is dependent upon external financing which may expose us to risks associated with leverage" in the accompanying prospectus.

THE OFFERING

Common Stock offered by us (1)	1,000,000 shares
Common Stock outstanding after this offering (1) (2)	11,113,444 shares
Use of proceeds
We expect to use approximately $20.7 million of the net proceeds of this offering to repay outstanding indebtedness under our lines of credit. We expect to use the remainder of the net proceeds for general corporate purposes. See "Use of Proceeds."
Nasdaq National Market Symbol	GLAD
Risk Factors
See "Risk Factors" in the accompanying prospectus and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

(1)
Excludes 150,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters exercisable within 30 days from the date of this prospectus supplement.

(2)
Based on the number of shares outstanding as of June 30, 2004 and excludes 1,275,564 shares of common stock issuable upon the exercise of options outstanding as of June 30, 2004 and 84,500 shares of common stock reserved for future grants under our 2001 Amended and Restated Equity Incentive Plan.

FEES AND EXPENSES

        The following table is to assist a prospective investor in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly, both currently and pro forma (to reflect such costs and expenses following our expected transition to external management under the proposed advisory agreement with Gladstone Management).

	Current		Pro Forma
Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	5.00	%(1)	5.00	%(1)
Dividend Reinvestment Plan Fees	—	(2)	—	(2)

Total Stockholder Transaction Expenses	5.00%		5.00%
Annual Expenses (as a percentage of net assets attributable to common stock)(3)
Management Fees	None	(4)	1.46	%(5)
Interest Payments on Borrowed Funds(6)	0.03%		0.03%
Other Expenses	4.67%		1.75	%(7)

Total Annual Expenses (annualized)	4.70%		3.24%

(1)
The underwriting discount with respect to our common stock sold in this offering, which is a one-time fee we paid to the underwriters in connection with this offering, is the only sales load paid in connection with this offering.

(2)
The expenses of our dividend reinvestment plan are included in stock record expenses, a component of other expenses. We have no cash purchase plan.

(3)
Consolidated net assets attributable to common shares equal our net assets (i.e., total assets less total liabilities) at June 30, 2004.

(4)
We are currently internally managed by our officers and employees and pay no management fees. See the "Stock Option Grants and Exercises," "Employment Agreements" and "Compensation of Directors" sections of the accompanying prospectus for information regarding our Amended and Restated 2001 Equity Incentive Plan.

(5)
This amount represents management fees under the proposed advisory agreement with Gladstone Management, which will be 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors) per year, and assumes the continued growth of our assets through future investments, which may be funded by leverage.

(6)
We have entered into two revolving credit facilities, under which our aggregate borrowing capacity is $115 million. We have drawn down on these credit facilities and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $115 million at an interest rate of 3.1%, interest payments on borrowed funds would have been, current and pro forma, 2.73% as of June 30, 2004.

(7)
This amount includes an administrative fee under the proposed advisory agreement with Gladstone Management, which will be 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) per year, and assumes the continued growth of our assets through future investments, which may be funded by leverage. This amount also includes direct expenses such as directors fees, legal and accounting fees, and stockholder related expenses that we will continue to pay following the externalization of our management.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock under our current internal management structure and pro forma for our proposed external management by Gladstone Management Corporation. These amounts are based upon payment by an investor of a 5% sales load (the underwriting discount paid to us with respect to our common stock sold in this offering) and our payment of operating expenses at the levels set forth in the table above.

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Current	$95	$271	$431	$770
Pro Forma	$81	$235	$380	$702

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares purchased by the plan administrator at the market price in effect at that time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of June 30, 2004 regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures as described under "Our Investment Objectives and Our Strategy" in the accompanying prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis (1)	Cost or Initial Value of Investment		Value of Investment as of June 30, 2004
A&G, Inc. (d/b/a Alstyle Apparel) 1501 East Cerritos Avenue Anaheim, CA 92805	Activewear products	Senior Term Debt(2)	—		$12,250,000		$12,250,000
America's Water Heater Rentals, LLC 850 Tech Center Drive Gahanna, OH 43230	Household appliances rental	Senior Term Debt	—		$12,000,000		$12,720,000
ARI Holdings, Inc. 1600 N. Kramer Blvd. Anaheim, CA 92806	Manufacturing-auto parts	Senior Term Debt Second Lien Term Debt	—	$ $	1,283,891 3,620,033	$ $	1,277,472 3,570,257
Bear Creek Corporation 2518 South Pacific Highway Medford, OR 97501	Premium horticultural and food products	Second Lien Term Debt	—		$6,000,000		$6,090,000
Benetech, Inc. 1851 Albright Rd. Montgomery, Ill 60538	Dust management systems for the coal and electric utility industries	Senior Term Debt Senior Term Debt(2)	—	$ $	3,250,000 3,250,000	$ $	3,250,000 3,250,000
Burt's Bees, Inc. 701 Distribution Drive Durham, NC 27709	Personal & household products	Senior Term Debt	—		$983,333		$995,625
Coyne International Enterprises 140 Cortland Avenue Syracuse, NY 13202	Industrial services	Senior Term Debt(2)	—		$15,658,088		$15,501,507
Finn Corporation 9281 LeSaint Drive Fairfield, OH 45014	Manufacturing- landscape equipment	Senior Subordinated Term Debt Common Stock Warrants	— 2%	$ $	10,500,000 37,000	$ $	9,240,000 492,284
Fugate and Associates, Inc. (d/b/a ERS Imaging) 2101 West 12th St. Erie, PA 16505	Aggregator & Reseller — Printer Cartridges, etc.	Senior Term Debt Senior Term Debt(2)	—	$ $	1,333,332 3,150,000	$ $	1,329,999 3,134,250
Gammill, Inc. 1452 W. Gibson West Plains, MO 65775	Designer and assembler of quilting machines and accessories	Senior Term Debt Senior Term Debt(2)	—	$ $	4,835,256 4,750,000	$ $	4,853,388 4,767,813
Inca Metal Products Corporation Kingway Acquisition, Inc. Clymer Acquisition, Inc. 501 East Purnell St. Lewisville, TX 75067	Material handling and storage products	Senior Term Debt(2)	—		$2,446,733		$2,189,826

Maidenform, Inc. 154 Avenue E Bayonne, NJ 07002	Intimate apparel	Second Lien Term Debt	—		$10,003,705		$10,012,500
Marcal Paper Mills, Inc. One Market Street Elmwood Park, NJ 07407	Manufacturing-paper products	Senior Subordinated Term Debt First Mortgage Loan	—	$ $	6,800,000 9,231,598	$ $	6,205,000 9,231,598
MD Beauty, Inc. 425 Bush Street, 3rd Floor San Francisco, CA 94108	Cosmetic and skin care products	Second Lien Term Debt	—		$8,000,000		$8,000,000
MedAssets, Inc. 100 North Point Center East Suite 150 Alpharetta, GA 30022	Pharmaceuticals and healthcare GPO	Senior Term Debt Second Lien Term Debt	—	$ $	1,938,015 6,503,516	$ $	1,933,392 6,565,000
Mistras Holdings Corp. 195 Clarksville Road Princeton Junction, NJ 08550	Nondestructive testing instruments, systems and services	Senior Term Debt(2) Senior Term Debt(2) Senior Term Debt(2)	—	$ $ $	10,000,000 5,000,000 1,000,000	$ $ $	9,925,000 4,950,000 1,000,000
Woven Electronics Corporation 1001 Old Stage Road Greenville, SC 29681	Custom electrical cable assemblies	Senior Term Debt(2) Senior Term Debt	—	$ $	2,494,000 12,000,000	$ $	2,497,118 12,015,000

Totals					$158,318,500		$157,247,029

(1)
Percentages shown for warrants held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants.

(2)
Last out tranche of senior debt, meaning if the borrower is liquidated, we would receive proceeds from the liquidation after the other senior debt holders' claims are satisfied in full.

RECENT DEVELOPMENTS

        During the period of July 1, 2004 through September 27, 2004, we made a $4.0 million senior term debt investment in Allied Extruders, Inc., a manufacturer of polyethylene film with principal executive offices at 3608 Review Ave., Long Island City, NY 11101. During this period, we also received full repayment of our senior term debt investment in Fugate and Associates, Inc. (d/b/a ERS Imaging) and our second lien term debt investment in MD Beauty, Inc.

USE OF PROCEEDS

        We estimate that the net proceeds of this offering will be approximately $21.3 million ($24.5 million if the underwriters exercise their over-allotment option in full) after deducting the underwriting discount and estimated offering expenses payable by us. We expect to use approximately $20.7 million of the net proceeds of this offering to repay amounts outstanding under our CIBC line of credit, which matures on May 30, 2005 and currently is accruing interest at 3.07% per year. We expect to use the remainder of the net proceeds for general corporate purposes.

CAPITALIZATION

        The following table sets forth our actual capitalization at June 30, 2004 on a historical basis and as adjusted to give effect to:

  •
  the repayment of $12.8 million of borrowings under our lines of credit during September 2004;

  •
  the sale of 1,000,000 shares of common stock in this offering at the public offering price of $22.75 per share; and

  •
  the application of the net proceeds from the offering, after deducting the underwriting discount and estimated offering expenses of $353,000, to pay down an aggregate of $20.7 million of outstanding borrowings under our lines of credit as described in "Use of Proceeds."

	Actual	As adjusted (unaudited) (1)
Assets
Cash and cash equivalents	$4,895,459	$5,764,412

Borrowings
Borrowings under lines of credit	33,520,666	$0
Shareholders' equity
Common Stock, $0.001 par value; 50,000,000 shares authorized; 10,113,444 shares issued and outstanding, actual, and 11,113,444 shares issued and outstanding, as adjusted (2)	$10,114	$11,114
Capital in excess of par value	140,852,913	162,111,413
Notes receivable — officers	(9,232,698)	(9,232,698)
Net unrealized depreciation on investments	(1,071,472)	(1,071,472)
Undistributed/(overdistributed) net investment income	109,718	109,718

Total Shareholders' equity:	$130,668,575	$151,928,075

Total capitalization:	$164,189,241	$151,928,075

(1)
Assumes no exercise of the underwriters' over-allotment option of 150,000 shares.

(2)
Excludes an aggregate of 1,275,564 shares issuable pursuant to stock options outstanding at June 30, 2004.

UNDERWRITING

        Subject to the terms and conditions of an underwriting agreement dated September 27, 2004, the underwriters named below have severally agreed to purchase from us the number of shares of common stock indicated in the following table.

Underwriters	Number of Shares
Ferris, Baker Watts, Incorporated	400,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	400,000
J.J.B. Hilliard, W.L. Lyons, Inc.	100,000
Stifel, Nicolaus & Company, Incorporated	100,000

        The underwriters propose to offer shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus supplement. Any shares sold by the underwriters to securities dealers will be sold at the public offering price less a selling concession not to exceed $0.68 per share. The underwriters may allow, and these selected dealers may re-allow, a concession of not more than $0.10 per share to other brokers and dealers.

        The underwriters' obligations to purchase shares of our common stock are subject to conditions contained in the underwriting agreement. The underwriters are obligated to purchase all of the shares of common stock that they have agreed to purchase under the underwriting agreement, other than those covered by the over-allotment option, if they purchase any shares.

        This offering will conform with the requirements set forth in Rule 2810 of the Conduct Rules of the NASD.

        Other than in the United States, no action has been taken by us or by the underwriters that would permit a public offering of the shares of common stock included in this offering in any jurisdiction where action for that purpose is required. The shares of common stock included in this offering may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sales of any shares of common stock be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this prospectus supplement are advised to inform themselves about and to observe any restrictions relating to this offering of shares of our common stock and the distribution of this prospectus. This prospectus supplement is not an offer to sell nor a solicitation of any offer to buy any shares of our common stock included in this offering in any jurisdiction where that would not be permitted or legal.

        The representatives of the underwriters have advised us that the underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

Underwriting Discount and Expenses

        The following table summarizes the underwriting discount to be paid to the underwriters by us.

	Per Share	Total without Over-allotment	Total with Over-allotment
Underwriting discount to be paid to the underwriters by us	$1.14	$1,137,500	$1,308,125

        In no event will the maximum discount to be received by any NASD member in connection with this offering exceed 10%. The maximum reimbursement to any NASD member for bona fide due diligence expenses incurred in connection with this offering will not exceed 0.5%.

        We will pay all expenses of the offering that we incur. We estimate that our total expenses of this offering, excluding the underwriting discount, will be approximately $353,000.

Over-allotment Option

        We have granted to the underwriters an option, exercisable not later than 30 days after the date of this prospectus supplement, to purchase up to 150,000 additional shares of our common stock at the public offering price, less the underwriting discount, set forth on the cover page of this prospectus supplement. The underwriters may exercise the option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the underwriters exercise the option, each underwriter will become obligated, as long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional shares of common stock approximately proportionate to that underwriter's initial commitment as indicated in the table above. We will be obligated, pursuant to the option, to sell these additional shares of common stock to the underwriters to the extent the option is exercised. If any additional shares of common stock are purchased pursuant to the option, the underwriters will offer the additional shares on the same terms as those on which the other shares are being offered hereby.

Passive Market Making Pursuant to Regulation M

        In connection with this transaction, certain of the underwriters (and selling group members) may engage in passive market making transactions in the common stock on the Nasdaq National Market, prior to the pricing and completion of this offering. Passive market making is permitted by SEC Regulation M and consists of displaying bids on the Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker's average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions.

Indemnification

        We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of these liabilities.

Stabilization, Short Positions and Penalty Bids

        The underwriters may engage in over-allotment, syndicate covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of our common stock:

  •
  Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase pursuant to the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing shares in the open market.

  •
  Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over- allotment option, resulting in a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

  •
  Stabilizing transactions consist of various bids for or purchases of common stock in the open market prior to completion of the offering.

  •
  Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

  •
  These syndicate covering transactions, stabilizing transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq National Market or otherwise and, if commenced, may be discontinued at any time.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effort that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

        Except for the shares of our common stock offered hereby, shares of common stock issuable under our Amended and Restated 2001 Equity Incentive Plan and shares issuable under any dividend reinvestment plan, we have agreed that, for a period of 90 days from the date of this prospectus supplement, we will not, without the prior written consent of Ferris, Baker Watts, Incorporated (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of our common stock or any securities convertible into or exerciseable or exchangeable for our common stock or file any registration statement under the Securities Act of 1933 with respect to any of the above or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the risk of owning our common stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of our common stock or such other securities, in cash or otherwise.

        The addresses of the underwriters are: Ferris, Baker Watts, Incorporated, 1700 Pennsylvania Ave., N.W., Washington, D.C. 20006; BB&T Capital Markets (a division of Scott & Stringfellow, Inc.), 909 E. Main Street, Richmond, Virginia 23219; J.J.B. Hilliard, W.L. Lyons, Inc., 501 S. 4th Street, Louisville, Kentucky 40202; and Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, Missouri 63102.

LEGAL MATTERS

        The validity of the issuance of the common stock offered hereby will be passed upon for us by Cooley Godward LLP, Reston, Virginia. The validity of the shares of common stock offered hereby will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

EXPERTS

        The financial statements as of September 30, 2003 and for the year then ended included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        Ernst & Young LLP, independent registered public accounting firm, have audited our consolidated financial statements at September 30, 2002, and for the year ended September 30, 2002 and the period from May 30, 2001 (Inception) through September 30, 2001, as set forth in their report. We have included our consolidated financial statements in the accompanying prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

        We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act, with respect to the securities offered by this prospectus supplement. This prospectus supplement and the accompanying prospectus, which are a part of the registration statement, do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

        We also file reports, proxy statements and other information with the SEC under the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and the accompanying prospectus are a part and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 942-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

FORWARD-LOOKING STATEMENTS

        All statements contained herein, other than historical facts, may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular Mr. Gladstone, Mr. Brubaker, or Mr. Stelljes; (4) our inability to maintain a credit facility on terms reasonably acceptable to us, if at all; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors listed under the caption "Risk Factors" in the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2004	September 30, 2003
ASSETS
Investments at fair value (Cost 6/30/2004: $158,318,500; 9/30/2003: $109,529,893)	$157,247,029	$109,307,553
Cash and cash equivalents	4,895,459	21,143,972
Cash and cash equivalents pledged to creditors	55,006,917	80,022,249
Interest receivable — investments in debt securities	789,623	1,041,943
Interest receivable — cash and cash equivalents	170	955
Interest receivable — officers	22,868	108,657
Due from custodian	627,672	1,207,000
Prepaid assets	1,512,345	1,479,815
Other assets	431,715	254,519

TOTAL ASSETS	$220,533,798	$214,566,663

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable	$146,132	$23,247
Dividends payable	—	3,327,009
Borrowings under lines of credit	33,520,666	—
Accrued expenses and deferred liabilities	2,289,829	1,965,025
Repurchase agreement	53,908,596	78,449,000

Total Liabilities	$89,865,223	$83,764,281

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized and 10,113,444 and 10,081,844 shares issued and outstanding, respectively	$10,114	$10,082
Capital in excess of par value	140,852,913	140,416,674
Notes receivable — officers	(9,232,698)	(8,985,940)
Net unrealized depreciation on investments	(1,071,472)	(222,340)
Undistributed/(overdistributed) net investment income	109,718	(416,094)

Total Stockholders' Equity	$130,668,575	$130,802,382

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,533,798	$214,566,663

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2004
(UNAUDITED)

Company(1)	Industry	Investment	Cost	Fair Value
A and G, Inc. (d/b/a Alstyle)	Activewear products	Senior Term Debt(2)	$12,250,000	$12,250,000
America's Water Heater Rentals	Household appliances rental	Senior Term Debt(3)(5)(7)	12,000,000	12,720,000
ARI Holdings, Inc.	Manufacturing-auto parts	Senior Term Debt(5) Second Lien Term Debt(5)	1,283,891 3,620,033	1,277,472 3,570,257
Bear Creek Corporation	Premium horticultural and food products	Second Lien Term Debt(6)	6,000,000	6,090,000
Benetech, Inc.	Dust management systems for the coal and electric utility industries	Senior Term Debt Senior Term Debt(2)	3,250,000 3,250,000	3,250,000 3,250,000
Burt's Bees, Inc.	Personal & household products	Senior Term Debt(6)	983,333	995,625
Coyne International Enterprises	Industrial services	Senior Term Debt(2)(4)(5)	15,658,088	15,501,507
Finn Corporation	Manufacturing-landscape equipment	Senior Subordinated Term Debt(5) Common Stock Warrants	10,500,000 37,000	9,240,000 492,284
Fugate and Associates, Inc. (d/b/a ERS Imaging)	Aggregator & Reseller — Printer Cartridges, etc.	Senior Term Debt(5) Senior Term Debt(2)(5)	1,333,332 3,150,000	1,329,999 3,134,250
Gammill, Inc.	Designer and assembler of quilting machines and accessories	Senior Term Debt(5) Senior Term Debt(2)(5)	4,835,256 4,750,000	4,853,388 4,767,813
Inca Metal Products Corporation Kingway Acquistion, Inc. Clymer Acquistion, Inc.	Material handling and storage products	Senior Term Debt(2)(5)	2,446,733	2,189,826
Maidenform, Inc.	Intimate apparel	Second Lien Term Debt(6)	10,003,705	10,012,500
Marcal Paper Mills, Inc.	Manufacturing-paper products	Senior Subordinated Term Debt(5) First Mortgage Loan	6,800,000 9,231,598	6,205,000 9,231,598
MD Beauty, Inc.	Cosmetic and skin care products	Second Lien Term Debt	8,000,000	8,000,000
MedAssets, Inc.	Pharmaceuticals and healthcare GPO	Senior Term Debt(6) Second Lien Term Debt(6)	1,938,015 6,503,516	1,933,392 6,565,000
Mistras Holdings Corp.	Nondestructive testing instruments, systems and services	Senior Term Debt(2)(5) Senior Term Debt(2)(5) Senior Term Debt(2)(5)	10,000,000 5,000,000 1,000,000	9,925,000 4,950,000 1,000,000
Woven Electronics Corporation	Custom electrical cable assemblies	Senior Term Debt(2)(5) Senior Term Debt(3)(5)	2,494,000 12,000,000	2,497,118 12,015,000

Total:			$158,318,500	$157,247,029

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(4)
Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.

(5)
Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(6)
Marketable securities are valued based on the bid price, as of June 30, 2004, from the respective originating syndication agent's trading desk.

(7)
Includes a success fee with a fair value of $600,000 and no cost basis.

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2003

Company(1)	Industry	Investment	Cost	Fair Value
America's Water Heater Rentals	Household appliances rental	Senior Term Debt(2)(4)	12,000,000	12,000,000
ARI Holdings, Inc.	Manufacturing-auto parts	Senior Term Debt(2)(3) Second Lien Term Debt(2)	3,511,667 1,500,000	3,511,667 1,500,000
Coyne International Enterprises	Industrial services	Senior Term Debt(2)(3)(4)	15,421,740	15,306,077
Finn Corporation	Manufacturing-landscape equipment	Senior Subordinated Term Debt(4) Common Stock Warrants	10,500,000 37,000	10,421,250 431,111
Fugate and Associates, Inc. (d/b/a ERS Imaging)	Aggregator & Reseller -Printer Cartridges, etc.	Senior Term Debt(4) Senior Term Debt(4)	3,412,500 1,833,333	3,412,500 1,833,333
Home Care Supply, Inc.	Medical equipment rental	Senior Term Debt(2)(4)(5)	18,000,000	18,428,400
Inca Metal Products Corporation	Material handling and storage products	Senior Term Debt(2)(4)	5,775,000	4,995,375
Kingway Acquistion, Inc. Clymer Acquistion, Inc.
Kozy Shack Enterprises, Inc.	Food production and sales	Senior Term Debt(2)(4)	900,000	909,000
Marcal Paper Mills, Inc.	Manufacturing-paper products	Senior Term Debt(2)(4) First Mortgage Debt(3)	6,975,000 9,163,653	6,922,687 9,163,653
Mistras Holdings Corp.	Nondestructive testing instruments, systems and services	Senior Term Debt(2) Senior Term Debt(2)	10,000,000 5,000,000	10,000,000 5,000,000
Wingstop Restaurants International, Inc.	Restaurant — fast food	Senior Term Debt(4) Senior Debt(4)	3,500,000 2,000,000	3,482,500 1,990,000

Total:			$109,529,893	$109,307,553

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)
Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.

(4)
Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(5)
Includes a success fee with a fair value of $473,400 and no cost basis.

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30, 2004	Three Months Ended June 30, 2003
INVESTMENT INCOME
Interest income — investments	$5,700,139	$3,684,284
Interest income — cash and cash equivalents	15,268	79,073
Interest income — notes receivable from officers	112,528	109,737
Managerial assistance fees	399,375	125,000
Other income	482,500	61,650

Total investment income	6,709,810	4,059,744

EXPENSES
Salaries and benefits	1,253,073	493,901
Rent	34,873	54,899
Professional fees	59,279	101,211
Directors fees	28,000	20,290
Insurance	63,369	71,883
Stockholder related costs	10,643	12,227
Financing fees	185,855	62,355
Interest	133,735	—
Loss on derivative	114,376	—
General and administrative	230,619	127,242

Total expenses	2,113,822	944,008

NET INVESTMENT INCOME	4,595,988	3,115,736

Net unrealized appreciation (depreciation) on investments	1,013,905	(744,837)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$5,609,893	$2,370,899

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.56	$0.24

Diluted	$0.54	$0.23

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	10,105,270	10,071,844
Diluted	10,301,390	10,256,790

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Nine Months Ended June 30, 2004	Nine Months Ended June 30, 2003
INVESTMENT INCOME
Interest income — investments	$13,118,652	$9,887,909
Interest income — cash and cash equivalents	81,223	390,577
Interest income — notes receivable from officers	330,698	329,078
Managerial assistance fees	1,010,606	483,000
Other income	504,500	63,906

Total investment income	15,045,679	11,154,470

EXPENSES
Salaries and benefits	2,063,549	1,405,002
Rent	106,597	164,044
Professional fees	519,229	302,478
Directors fees	85,210	54,647
Insurance	200,654	216,724
Stockholder related costs	130,623	123,659
Financing fees	479,890	62,355
Interest	158,337	—
Loss on derivative	114,376	—
General and administrative	531,032	378,079

Total expenses	4,389,497	2,706,988

NET INVESTMENT INCOME	10,656,182	8,447,482

Realized gain on sale of investment	12,500	—
Net unrealized depreciation on investments	(849,132)	(2,413)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$9,819,550	$8,445,069

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.97	$0.84

Diluted	$0.95	$0.83

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	10,091,576	10,071,844
Diluted	10,336,733	10,160,350

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(UNAUDITED)

	Common Stock			Notes Receivable From Sale of Common Stock	Under/(Over) Distributed Net Investment Income	Realized Gain on Sale of Investment	Unrealized Appreciation/ (Depreciation) of Investments
			Capital in Excess of Par Value					Total Stockholders' Equity
	Shares	Amount
Balance at September 30, 2003	10,081,844	$10,082	$140,416,674	$(8,985,940)	$(416,094)	$—	$(222,340)	$130,802,382
Issuance of Common Stock Under Stock Option Plan	31,600	32	479,837	(350,010)				129,859
Repayment of Principal on Notes Receivable				103,252				103,252
Shelf Offering			(43,598)					(43,598)
Net Increase in Stockholders' Equity Resulting from Operations					10,656,182	12,500	(849,132)	9,819,550
Distributions Declared ($1.005 per common share)					(10,142,870)			(10,142,870)

Balance at June 30, 2004	10,113,444	$10,114	$140,852,913	$(9,232,698)	$97,218	$12,500	$(1,071,472)	$130,668,575

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	Nine months ended June 30, 2004	Nine months ended June 30, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in stockholders' equity resulting from operations	$9,819,550	$8,445,069
Adjustments to reconcile net increase in stockholders' equity resulting from operations to net cash provided by operating activities:
Depreciation	24,356	21,236
Amortization of premiums	835	—
Change in net unrealized depreciation	849,132	2,413
Decrease (increase) in interest receivable	338,894	(398,367)
Decrease in funds due from custodian	579,328	—
Increase in other assets	(211,042)	(1,686)
Decrease in prepaid assets	102,301	77,355
Increase in accounts payable	122,885	330,269
Increase in accrued expenses and deferred liabilities	324,804	602,350
Increase in investment balance due to payment in kind interest	(412,659)	(659,203)

Net cash provided by operating activities	11,538,384	8,419,436

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of investments	(82,267,500)	(27,000,000)
Principal repayments on investments	33,890,716	2,400,000
Proceeds from repurchase agreements	240,114,596	166,621,973
Repayment of repurchase agreements	(264,655,000)	(142,114,693)
Receipt of principal on notes receivable — officers	103,252	—
Disposal (purchase) of furniture and equipment, net	9,498	(81,127)

Net cash used in investing activities	(72,804,438)	(173,847)

CASH FLOWS FROM FINANCING ACTIVITIES:
Prepaid financing fees	(74,989)	(1,151,993)
Increase in borrowings from the line of credit	33,520,666	—
Shelf offering	(43,598)	—
Increase in accrued offering costs	(59,842)	—
Distributions paid	(13,469,879)	(6,949,574)
Exercise of employee stock options	129,851	—

Net cash provided by (used in) financing activities	20,002,209	(8,101,567)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(41,263,845)	144,022

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	101,166,221	91,929,328

CASH AND CASH EQUIVALENTS, END OF PERIOD	$59,902,376	$92,073,350

CASH PAID DURING PERIOD FOR INTEREST	$129,910	$—

NON-CASH FINANCING ACTIVITIES
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$350,010	$—

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Three months ended June 30, 2004	Three months ended June 30, 2003
Per Share Data(1)
Net asset value at beginning of period	$12.71	$13.09
Net investment income	0.45	0.31
Realized gain on sale of investment	—	—
Net unrealized gain/(loss) on investments	0.10	(0.07)
Issuance of common stock under stock option plan	(0.01)	—
Distributions from net investment income	(0.34)	(0.29)
Repayment of principal on notes receivable	—	—

Net asset value at end of period	$12.91	$13.04

Per share market value at beginning of period	$22.41	$16.18
Per share market value at end of period	20.15	20.48
Total Return(2)(3)	-5.73%	28.37%
Shares outstanding at end of period	10,113,444	10,071,844
Ratios/Supplemental Data
Net assets at end of period	$130,668,575	$131,353,022
Average net assets	$128,285,309	$132,823,516
Ratio of expenses to average net assets — annualized	6.59%	2.86%
Ratio of net investment income to average net assets — annualized	14.33%	7.18%

	Nine months ended June 30, 2004	Nine months ended June 30, 2003
Per Share Data(1)
Net asset value at beginning of period	$12.97	$12.97
Net investment income	1.06	0.84
Realized gain on sale of investment	—	—
Net unrealized loss on investments	(0.08)	—
Issuance of common stock under stock option plan	(0.04)	—
Distributions from net investment income	(1.01)	(0.77)
Repayment of principal on notes receivable	0.01	—

Net asset value at end of period	$12.91	$13.04

Per share market value at beginning of period	$19.45	$16.88
Per share market value at end of period	20.15	20.48
Total Return(2)(3)	8.61%	25.89%
Shares outstanding at end of period	10,113,444	10,071,844
Ratios/Supplemental Data
Net assets at end of period	$130,668,575	$131,353,022
Average net assets	$128,269,663	$132,170,641
Ratio of expenses to average net assets — annualized	4.56%	2.74%
Ratio of net investment income to average net assets — annualized	11.08%	8.54%

(1)
Basic per share data.

(2)
Amounts were not annualized for the results of the three and nine-month periods ended June 30, 2004 and June 30, 2003.

(3)
Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

SEE ACCOMPANYING NOTES.

GLADSTONE CAPITAL CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

NOTE 1. ORGANIZATION

        Gladstone Capital Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Capital Advisers, Inc., a wholly-owned subsidiary of the Company, conducts the daily administrative operations of the Company. The financial statements of this subsidiary are consolidated with those of the Company.

        Gladstone Business Loan LLC, a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of owning the Company's portfolio of loan investments. The financial statements of the subsidiary are consolidated with those of the Company.

NOTE 2. UNAUDITED INTERIM FINANCIAL STATEMENTS

        Interim financial statements of the Company are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission.

NOTE 3. STOCK OPTIONS

        The following tables set forth the pro-forma effect of fair value option accounting for the three and nine months ended June 30, 2004 and June 30, 2003 in accordance with Statement of Financial Accounting Standards (SFAS) Statement No. 148 "Accounting for Stock-Based Compensation—Transition and Disclosure".

	Three Months Ended June 30, 2004	Three Months Ended June 30, 2003
Increase in stockholders' equity from operations, as reported	$5,609,893	$2,370,899
Deduct: total stock-based employee compensation expense determined under fair value method for all awards	(436,209)	(684,573)

Pro-forma increase in stockholders' equity from operations	$5,173,684	$1,686,326

Increase in stockholders' equity from operations per share
Basic, as reported	$0.56	$0.24

Basic, pro-forma	$0.52	$0.17

Diluted, as reported	$0.54	$0.23

Diluted, pro-forma	$0.50	$0.16

	Nine Months Ended June 30, 2004	Nine Months Ended June 30, 2003
Increase in stockholders' equity from operations, as reported	$9,819,550	$8,445,069
Deduct: total stock-based employee compensation expense determined under fair value method for all awards	(1,250,990)	(2,053,718)

Pro-forma increase in stockholders' equity from operations	$8,568,560	$6,391,351

Increase in stockholders' equity from operations per share
Basic, as reported	$0.97	$0.84

Basic, pro-forma	$0.85	$0.63

Diluted, as reported	$0.95	$0.83

Diluted, pro-forma	$0.83	$0.63

NOTE 4. INCREASE IN STOCKHOLDERS' EQUITY FROM OPERATIONS PER SHARE

        The following table sets forth the computation of basic and diluted net increase in stockholders' equity resulting from operations per share for the three and nine months ended June 30, 2004 and June 30, 2003:

	Three Months Ended June 30, 2004	Three Months Ended June 30, 2003
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share	$5,609,893	$2,370,899
Denominator for basic weighted average shares	10,105,270	10,071,844
Dilutive potential shares	196,120	184,946

Denominator for diluted weighted average shares	10,301,390	10,256,790
Basic net increase in stockholders' equity resulting from operations per common share	$0.56	$0.24
Diluted net increase in stockholders' equity resulting from operations per common share	$0.54	$0.23
	Nine Months Ended June 30, 2004	Nine Months Ended June 30, 2003
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share	$9,819,550	$8,445,069
Denominator for basic weighted average shares	10,091,576	10,071,844
Dilutive potential shares	245,157	88,506

Denominator for diluted weighted average shares	10,336,733	10,160,350
Basic net increase in stockholders' equity resulting from operations per common share	$0.97	$0.84
Diluted net increase in stockholders' equity resulting from operations per common share	$0.95	$0.83

NOTE 5. DIVIDENDS

        The Company is required to pay out as a dividend 90% of its ordinary income and short-term capital gains for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the quarterly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends. Effective October 31, 2003, the Company began paying a monthly dividend. The following table illustrates the 2004 fiscal year monthly dividends per share and the 2003 fiscal year quarterly dividends per share:

Record Date	Payment Date	Dividend per Share	Monthly or Quarterly
Sep. 17, 2004	Sep. 30, 2004	$0.12	Monthly
Aug. 18, 2004	Aug. 31, 2004	$0.12	Monthly
Jul. 19, 2004	Jul. 30, 2004	$0.12	Monthly
Jun. 17, 2004	Jun. 30, 2004	$0.115	Monthly
May 17, 2004	May 28, 2004	$0.115	Monthly
Apr. 19, 2004	Apr. 30, 2004	$0.115	Monthly
Mar. 18, 2004	Mar. 31, 2004	$0.11	Monthly
Feb. 16, 2004	Feb. 27, 2004	$0.11	Monthly
Jan. 19, 2004	Jan. 30, 2004	$0.11	Monthly
Dec. 18, 2003	Dec. 31, 2003	$0.11	Monthly
Nov. 17, 2003	Nov. 28, 2003	$0.11	Monthly
Oct. 20, 2003	Oct. 31, 2003	$0.11	Monthly
Sept. 30, 2003	Oct. 6, 2003	$0.33	Quarterly
June 30, 2003	July 7, 2003	$0.29	Quarterly
March 31, 2003	April 7, 2003	$0.25	Quarterly
Dec. 31, 2002	Jan 7, 2003	$0.23	Quarterly

NOTE 6. INVESTMENT VALUATION

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a market exists, such as participations in syndicated loans, are valued at the bid price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. Beginning in March 2003, the Company engaged Standard & Poor's Loan Evaluation Service (S&P) to perform independent valuations of its investments. The Board of Directors uses the recommended valuations as prepared by S&P as a component of the foundation for the final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount plus payment in kind("PIK") interest, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity, success or exit fees or other equity like securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuation currently assigned. Because there is a lag between when the Company closes a loan and when the loan can be evaluated by S&P, new loans are not valued immediately by S&P; rather, the Board of Directors makes its own determination about the value of the loan in accordance with the Company's valuation policy. Because S&P does not perform independent valuations of mortgage loans or equity securities, the Board of Directors also determines the fair value of these investments without the input of S&P. The Board of Directors considers a number of qualitative and quantitative factors in current market conditions when performing valuations.

NOTE 7. LOAN AND MANAGERIAL ASSISTANCE FEES

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The Company provides managerial assistance to its portfolio companies through its wholly-owned subsidiary, Gladstone Capital Advisers, Inc. The Company receives fee income for managerial assistance it renders to portfolio companies in connection with its investments. Such fees are normally paid at the closing of the Company's investments and are generally non-recurring. These managerial assistance services vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice. For the three and nine months ended June 30, 2004 these fees totaled $399,375 and $1,010,606, respectively, and $125,000 and $483,000 for the three and nine months ended June 30, 2003, respectively.

        From time to time, the Company will be invited to participate as a co-lender in a transaction. Where the Company does not provide significant managerial assistance services in connection with its investment, loan fees paid to the Company in such situations will be deferred and amortized over the life of the loan.

NOTE 8. PAYMENT IN KIND INTEREST

        The Company has loans in its portfolio, that contain a payment in kind ("PIK") provision. The PIK interest is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC (as discussed in Note 5, above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the three and nine months ended June 30, 2004, the Company recorded PIK income of $136,647 and $413,052, respectively, and for the three and nine months ended June 30, 2003, the Company recorded PIK income of $232,572 and $667,648, respectively. At June 30, 2004 and September 30, 2003 the Company had accrued on its balance sheets, a total in PIK income of $998,440 and $608,572 respectively. The Company does not hold any investments issued at original issue discount and accordingly, has not realized any original issue discount income for the three and nine months ended June 30, 2004 or June 30, 2003.

NOTE 9. REPURCHASE AGREEMENT

        A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

        On June 30, 2004, the Company entered into a Repurchase Agreement with UBS Paine Webber for $53,908,596, which agreement was settled on July 1, 2004. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $55,020,000 and a carrying value of $55,006,917 that matured on July 8, 2004. The interest rate on the Repurchase Agreement was 1.09%. On September 30, 2003, the Company entered into a Repurchase Agreement with UBS for $78,449,000, which agreement was settled on October 1, 2003. The Repurchase

Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $80,050,000 and a carrying value of $80,022,249 that matured on October 16, 2003. The interest rate on the Repurchase Agreement was 0.80%.

NOTE 10. CONTRACTUAL OBLIGATIONS

        The Company occupies its McLean, Virginia office space pursuant to a license agreement scheduled to expire on October 31, 2004. The Company's New York, New York office facility has a service agreement scheduled to expire August 31, 2004. During May 2004 the Company also entered into a service agreement for the Chicago, Illinois office, scheduled to expire on June 30, 2005. The future scheduled payments are as follows:

	Payment due by period
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Office Lease Obligations	$108,801	$103,060	$5,741	—	—
Total	$108,801	$103,060	$5,741	—	—

NOTE 11. LINES OF CREDIT

        In June 2004, the Company entered into a $15.0 million line of credit agreement with Branch Banking and Trust Company ("BB&T Agreement") which matures on June 1, 2005. Interest on outstanding borrowings is based upon the one month London Interbank Offered Rate ("LIBOR") plus 2.5% per annum. The unused portion of the line of credit is subject to a fee of 0.2% per annum. The BB&T Agreement requires the Company to meet and maintain certain covenants and ratios with respect to leverage and liquidity. As of June 30, 2004, there was $12.25 million outstanding under the BB&T line of credit at an interest rate of 3.625%. At June 30, 2004 the Company was in compliance with all covenants under the BB&T Agreement.

        Through its wholly-owned subsidiary Gladstone Business Loan LLC ("Business Loan"), the Company has obtained a $100 million revolving credit facility. On May 19, 2003, the Company executed a Purchase and Sale Agreement pursuant to which it agreed to sell certain loans to Business Loan in consideration of a membership interest therein. Simultaneously, Business Loan executed a Credit Agreement with CIBC World Markets Inc., as administrative agent, and others, pursuant to which Business Loan pledged the loans purchased from the Company to secure future advances by certain institutional lenders. Interest rates charged on the advances under the facility are based on LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjusts periodically. As of June 30, 2004, the outstanding principal balance under this credit facility was approximately $21.3 million at an interest rate of 2.44%.

        The facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of June 30, 2004, Business Loan was in compliance with all of the facility covenants. The Company currently intends to securitize all of the loans held by Business Loan and will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility.

        Gladstone Capital Advisers, Inc. ("Advisers"), the Company's servicing subsidiary, services the loans pledged under the facility. As a condition to this servicing arrangement, the Company executed a Performance Guaranty pursuant to which it guaranteed that Advisers would comply fully with all of its obligations under the facility. The Performance Guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of June 30, 2004, the Company was in compliance with all covenants under the Performance Guaranty.

NOTE 12. INTEREST RATE CAP AGREEMENT

        Pursuant to the CIBC World Markets, Inc. line of credit, the Company agreed to enter into hedging transactions, and as such purchased an interest rate cap agreement in February 2004 as a result of borrowings under the line of credit. The transaction effectively limits the interest rate on a portion of these borrowings.

        The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

        In February 2004, the Company entered into an interest rate cap agreement with a notional amount of $35.0 million at a cost of $304,000 and a current fair value of approximately $169,000 which is recorded in other assets on the Company's consolidated balance sheet at June 30, 2004. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 5% when the LIBOR rate is in excess of 5%.

NOTE 13. DEFERRED COMPENSATION PLAN

        The Company has adopted a deferred compensation plan (the "Plan") effective January 1, 2002. The Plan permits an employee to defer the lesser of 75% of his or her total compensation or the applicable Internal Revenue Service ("IRS") limit. The employees are eligible to participate in the Plan upon completion of 1,000 hours of service within the first six months of employment or after one year of service. The service requirement is waived for those employees who were employed as of January 1, 2002. The Company has funded $23,987 in contributions to the Plan that were accrued in the fiscal year ended September 30, 2003. The Company has received a determination letter from the IRS concurring that the deferred compensation plan satisfies the qualification requirements of the Code.

NOTE 14. ADVISORY AGREEMENT WITH GLADSTONE MANAGEMENT CORPORATION

        At the Company's 2004 annual meeting of stockholders, the stockholders approved a proposal to enter into an advisory agreement with Gladstone Management Corporation ("Gladstone Management"), an affiliate of the Company, whereby the Company would pay Gladstone Management an annual advisory fee of 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. The Company would continue to pay direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses. Under the proposed advisory agreement, Gladstone Management will also provide the managerial assistance services that the Company has historically made available to its portfolio companies. The Company expects to engage Gladstone Management effective October 1, 2004, the first day of the 2005 fiscal year, however the Company cannot predict with certainty when this engagement will take effect.

NOTE 15. SUBSEQUENT EVENTS

        In July 2004, the Company entered into a $4.0 million senior term debt with Allied Extruders, Inc., a manufacturer of polyethylene film.

MANAGEMENT'S INTERIM DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus supplement and in the accompanying prospectus.

Overview

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or other sophisticated equity investors, with a particular emphasis on senior subordinated notes. In addition, we may acquire existing loans which meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity-type arrangements that we may receive in connection with certain loans we make, such as exit fees, sometimes called success fees, that are payable when the loan is repaid. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

        We seek to invest in small and medium-sized businesses that meet certain criteria, including (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with a significant ownership interest in the borrower, (4) profitable operations based on the borrower's cash flow, (5) reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and (6) the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by exercise of our right to require the borrower to buy back its warrants. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

        Our loans typically range from $5 million to $15 million, mature in no more than seven years and accrue interest at a fixed or variable rate that exceeds the prime rate. A number of our loans have a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid-in-kind" or "PIK" interest, and, when earned, we record PIK interest as interest income and add the PIK interest to the principal balance of the loans. The amount of PIK interest accrued on our balance sheet as of June 30, 2004 was approximately $998,000.

        Because our loans will generally be subordinated debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were in fact rated, and therefore we cannot determine whether or not they could be considered to be "investment grade" quality.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. Interest payments are generally made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturities of from five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services, for which we receive fees, through our wholly owned subsidiary, Gladstone Capital Advisers, Inc. Such fees are typically paid in part at the time a prospective portfolio company signs a non-binding term sheet with us, with the remainder paid at the closing of the investments. These fees are generally non-recurring, however in some instances they may have a recurring component. The specific services we provide vary by portfolio company, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital and providing general financial advice. We record these fees as managerial assistance fee revenue in the period in which the fees are earned.

        Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. Each non-binding term sheet is generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigation of the potential borrower's business and reaching agreement on the legal documentation for the loan. Typically, upon execution of the non-binding term sheet, the potential borrower pays us a non-refundable fee for our services rendered through the date of the non-binding term sheet. We have historically recognized this as management fee revenue upon execution of the non-binding term sheet. Following our transition from being internally managed by our executive officers to being externally managed by an outside advisor pursuant to a management contract, these services will be provided by Gladstone Management Corporation, or Gladstone Management, a registered investment advisor that also serves as the external adviser to Gladstone Commercial Corporation, a real estate investment trust that is affiliated with us.

        Our business plan has historically called for managerial assistance fee revenue to equal or exceed our operating expenses (excluding interest expense). However, during the quarters ended June 30, 2004, and June 30, 2003, operating expenses (excluding interest expense) exceeded managerial assistance fee revenue by approximately $1.4 million and $819,000, respectively, and approximately $3.1 million and $2.2 million for the nine months ended June 30, 2004 and June 30, 2003, respectively. Because we typically generate managerial assistance fee revenue only when we make new loans, our relatively slow pace of loans during the 2003 led to this shortfall. Although the pace of loans in fiscal year 2004 has increased, a number of the investments we have made this year have been syndicated loan investments which did not have these managerial fees associated with them, which is customary for such loans.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the proposed transaction. Any amounts collected are recognized as "other income" in the quarter in which such reimbursement is received. Also, in the event that we have incurred significant legal fees in connection with the transaction, we will typically also seek reimbursement for these expenses from the proposed borrower. Following our engagement of Gladstone Management, any amounts collected for expenses incurred by Gladstone Management in connection with unconsummated investments will be reimbursed to Gladstone Management. Amounts collected for these expenses incurred by us will continue to be reimbursed to us. However, there can be no guarantee that we will be successful in collecting any such reimbursements.

        The only significant continuing revenue associated with our existing investments is interest income and, potentially, capital gains realized in connection with the liquidation of any associated equity interest (e.g., warrants). While in some instances we may also receive on-going managerial assistance fee revenue in connection with a consummated investment, any such amounts have been, and in the future are expected to be, insignificant.

        The general economic climate during the quarter and nine months ended June 30, 2004 and the previous fiscal year ended September 30, 2003 was unfavorable. Many businesses saw their sales and business prospects decline during the year. Consequently, many of these companies were forced to lay off employees and engage in other cost cutting measures. As a result of the difficult business climate, we determined it prudent to proceed cautiously in making loans during these periods. Since our initial public offering in August 2001, we have made 39 different loans to, or investments in, 23 companies for a total of approximately $214.2 million. During the nine months ended June 30, 2004, three companies paid in full their outstanding loan balances in the aggregate of approximately $24.3 million and we entered into new loans with 9 companies, in the aggregate amount of approximately $82.3 million.

        In spite of the economic environment, we are earnestly working toward the consummation of more investments. Prospective investments are subject to, among other things, the satisfactory completion of our due diligence investigation of each borrower, acceptance of terms and structure and necessary consents. With respect to each prospective loan, we will only agree to provide the loan if, among other things, the results of our due diligence investigation are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. Our management has initiated its due diligence investigations of the potential borrowers, however we cannot assure you that we will not discover facts in the course of completing our due diligence that would render a particular investment imprudent or that any of these loans will actually be made.

        In July 2003, we entered into an expense sharing arrangement with Gladstone Management. Under this expense sharing arrangement, Gladstone Management reimburses Gladstone Capital Advisers for a portion of our total payroll and benefits expenses (based on the percentage of total hours worked by each employee on Gladstone Commercial matters). Gladstone Management also reimburses Gladstone Capital Advisers for its pro rata portion of all other general expenses (based on the percentage of total hours worked by all employees on Gladstone Commercial matters). Gladstone Management further passes its share of these expenses along to Gladstone Commercial under a separate advisory agreement. As a result of this expense sharing arrangement, certain of our expenses, such as rent and insurance, declined during the quarter and nine months ended June 30, 2004. The actual amount of our expenses in future periods will depend upon the relative time that our personnel spend on our and Gladstone Commercial matters. In the near term, we expect to hire additional personnel that will devote a substantial portion of their time to our matters, resulting in an increase in our expenses as compared to the quarter ended June 30, 2004. We expect these expenses to continue to increase in subsequent periods until the externalization of our management as described below. Following our engagement of Gladstone Management, Gladstone Management will pay its payroll, benefits, and general expenses directly. Thus, the expense sharing arrangement between Gladstone Capital Advisers and Gladstone Management will terminate once we become externally managed.

        At our 2004 annual meeting of stockholders our stockholders approved a proposal to enter into an advisory agreement with Gladstone Management, whereby we would pay Gladstone Management an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. We would continue to pay direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses. While we expect to engage Gladstone Management effective October 1, 2004, the first day of our 2005 fiscal year, we cannot determine with certainty when this engagement will take effect.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. Our accounting policies are more fully described in the "Notes to Consolidated Financial Statements" contained elsewhere in this prospectus supplement. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        We value our investment portfolio each quarter. Members of our portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with senior management of the portfolio company to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development, and other operational issues. As of March 31, 2003, we engaged Standard & Poor's Loan Evaluation Service (S&P) to help estimate the value of the majority of our loan securities. Since June 30, 2003, our S&P engagement includes valuation of exit (also known as "success") fees (conditional interest included in some loan securities). We and S&P only evaluate the value of an exit fee if the probability of receiving the exit fee on a given loan is above 6-8%, a threshold of significance, in which case a value is assigned. Upon completing the data collection, the valuation data is presented to S&P. S&P makes its independent assessment of the data and assesses its own data to determine market values for the securities. With regard to its work, S&P has issued the following paragraph:

  S&P provides evaluated price opinions which are reflective of what S&P believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects S&P's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, S&P cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, S&P cannot guarantee their accuracy.

        Supported by our internal valuation and S&P value estimates, our Board of Directors votes to accept or not accept the analyses and values recommended by management and S&P. At June 30, 2004, the Board of Directors elected to accept the valuations recommended by S&P on those loans as denoted on the Schedule of Investments as of June 30, 2004 in our consolidated financial statements. Because there is a lag between when we close a loan and when the loan can be evaluated by S&P, new loans are not valued immediately by S&P; rather, the Board of Directors makes its own determination about the value of these loans in accordance with our valuation policy. Because S&P does not provide values for mortgage loans or equity securities, the Board of Directors also determines the fair value of these investments using our valuation policy without the input of S&P.

        General Valuation Policy.    We carry our investments at fair value, as determined by our Board of Directors. Securities that are publicly traded, if any, are valued at the closing price on the valuation date. Securities for which a market exists, such as participations in syndicated loans, are valued at the bid price on the valuation date. Debt and equity securities that are not publicly traded or for which we have various degrees of trading restrictions, are valued at fair value as determined in good faith by our Board of Directors. In making the good faith determination of the securities, we start with the cost basis of the security, which includes the amortized original issue discount, exit fee (conditional interest) and PIK interest, if any. We then apply the methods set out below in Valuation Methods. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. No single standard for determining fair value in good faith exists since fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

        Credit Information.    We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We require our portfolio companies to provide annual audited and monthly, unaudited financial statements. Using these statements, we calculate and evaluate the credit statistics. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their cash flow statements to reflect the pro forma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

        Loan Grading and Risk Rating.    Our loan grading system uses a scale of 0 to 10. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. We risk rate each of our debt securities. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        We seek to have our risk rating system mirror the risk rating systems of major risk rating organizations such as those provided by nationally recognized statistical rating organizations ("NRSRO") as defined in Rule 2a-7 under the 1940 Act. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system provides the same risk rating as a NRSRO. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because we have established our system to rate debt securities of companies that are unrated by any NRSRO there can be no assurance that the correlation to the NRSRO set out below is accurate. It is our understanding that most debt securities of middle market companies do not exceed the grade of BBB on a NRSRO scale; so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation BBB as the best risk rating.

Company's System	First NRSRO	Second NRSRO	Gladstone Capital's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22.0% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10.0% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a Payment Default; and the EL is greater than 20%

(a)
the default rates set here are for a ten year term debt; if the remaining term of a debt security is less than ten years then the probability of default is adjusted to a lower percentage for the shorter period which may move the security higher on our risk rating scale.

        At September 30, 2003, the average debt security was risk rated 7.8 for all debt securities and the weighted average risk rating was 7.6 for all the debt securities. At June 30, 2004 the average debt security was risk rated 7.4 for all debt securities and the weighted average risk rating was 7.3 for all debt securities. The highest rated loan was 9.0 and the lowest was 5.0. The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default using the expanded risk rating scale.

Rating	June 30, 2004	March 31, 2004	December 31, 2003
Average	7.4	7.7	7.8
Weighted Average	7.3	7.7	7.6
Highest	9.0	9.0	9.0
Lowest	5.0	6.0	7.0

        Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. To date we have not placed any investments on non-accrual. At September 30, 2003 and June 30, 2004 no payments were past due on any of our debt securities. We do not risk rate our equity securities.

        Valuation Methods.    For debt securities, we first determine if there is a market for the debt security. If there is a market, then we will determine the value based on the market prices for the security, even if that market is not robust. At September 20, 2003, there was no market for any of the debt securities in our portfolio. At June 30, 2004, we determined that there was a market for five debt securities in our portfolio. For debt securities where there is no market, we begin with the risk rating designation of the security described above. Using the risk rating designation above, we seek to determine the value of the security as if we intended to sell the security in a current sale. To determine the current sale price of the security, we may consider some or all of the following items:

  •
  financial standing of the issuer of the security;

  •
  comparison of the business and financial plan of the issuer with actual results;

  •
  the cost of the security;

  •
  the size of the security held as it relates to the liquidity of the market for such securities;

  •
  contractual restrictions on the disposition of the security;

  •
  pending public offering of the issuer of the security;

  •
  pending reorganization activity affecting the issuer such as a merger or debt restructuring;

  •
  reported prices of similar securities of the issuer or comparable issuers;

  •
  ability of the issuer to obtain needed financing;

  •
  changes in the economy affecting the issuer;

  •
  recent purchases or sale of a security of the issuer;

  •
  pricing by other buyers or sellers of similar securities;

  •
  financial statements of the borrower;

  •
  reports from portfolio company senior management and ownership;

  •
  the type of security;

  •
  cost at date of purchase;

  •
  size of holding;

  •
  discount from market value of unrestricted securities of the same class at the time of purchase;

  •
  special reports prepared by analysts;

  •
  information as to any transactions or offers with respect to the security;

  •
  existence of merger proposals or tender offers affecting the securities;

  •
  the collateral;

  •
  the issuer's ability to make payments;

  •
  the current and forecasted earnings of the issuer;

  •
  sales to third parties of similar securities;

  •
  statistical ratios compared to lending standards;

  •
  statistical ratios compared to other similar securities; and

  •
  other pertinent factors.

        For convertible debt, equity, exit fees or other equity like securities, we first determine if there is any market for the security. If there is a market, then we determine the value based on the market prices for the security, even if that market is not robust. At June 30, 2004 and September 30, 2003 there was no market for any of the equity securities we owned. If there is no market for the equity securities, then we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques consist of: discounted cash flow of the expected sales price in the future; valuation of the securities based on the recent sales in comparable transactions; and a review of similar companies that are publicly traded and the market multiples of their equity securities. At June 30, 2004 we had $37,000 invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $158,281,500.

        At June 30, 2004, America's Water Heater Rentals senior loan had an appreciation of $720,000 in its value as a result of the value applied to the exit fee. Also, the value of our warrants in Finn Corporation had an appreciation of $455,284 at June 30, 2004. This aforementioned appreciation plus appreciation of $226,634 on certain other investments, for overall appreciation of $1,401,918, partially offsets total depreciation of $2,473,388, which was mainly composed of depreciation on our senior subordinated term debt investment in Finn Corporation (excluding the warrants) of $1,260,000 our senior subordinated term debt investment in Marcal Paper Mills, Inc. of $595,000, and our senior term debt investment in Inca Metal Products Corporation of $256,907.

Managerial Assistance Fees

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. We provide managerial assistance to our portfolio companies in connection with our investments through our wholly owned subsidiary, Gladstone Capital Advisers, Inc. and receive fees for our managerial assistance services. These fees are normally paid at the closing of our investments in our portfolio companies, are generally non-recurring and are recognized as revenue when earned. The managerial assistance services we provide vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice. From time to time, we are invited to participate as a co-lender in a transaction. In the event that we do not provide significant managerial assistance services in connection with our investment, loan fees paid to us in such situations are deferred and amortized over the life of the loan. Following our transition to external management these managerial assistance services will be made available by Gladstone Management.

RESULTS OF OPERATIONS

Comparison of the three months ended June 30, 2004 to the three months ended June 30, 2003

Investment Income

        Investment income for the three months ended June 30, 2004 was approximately $6.7 million as compared to $4.1 million for the three months ended June 30, 2003. This increase was primarily a result of increased interest income from an increased number of investments as compared to the same period of the prior year as well as the collection of approximately $1.5 million in exit fees upon the full repayment of two loans during the three months ended June 30, 2004.

        Interest income from our investments in debt securities of private companies was approximately $5.7 million, including $137,000 of PIK interest, for the three months ended June 30, 2004 as compared to $3.7 million for the three months ended June 30, 2003, which included $233,000 of PIK interest. This increase was primarily a result of an increase in investments of $53.3 million at June 30, 2004 as compared to investments at June 30, 2003, as well as the collection of approximately $1.5 million of exit fees upon the full repayment of two loans during the three months ended June 30, 2004.

        The annualized weighted average yield on our portfolio for the three months ended June 30, 2004 was 15.99% (without giving effect to PIK interest) and 16.37% (after giving effect to PIK interest). The annualized weighted average yield on our portfolio for the three months ended June 30, 2003 was 13.24% (without giving effect to PIK interest) and 15.25% (after giving effect to PIK interest).

        Interest income from invested cash and cash equivalents for the three months ended June 30, 2004 was approximately $15,000, as compared to $79,000 for the three months ended June 30, 2003. This decrease was primarily a result of a decrease in invested cash and cash equivalents because of the $102.3 million of new investments made between June 30, 2003 and June 30, 2004.

        For the three months ended June 30, 2004 and June 30, 2003, we recorded approximately $113,000 and $110,000, respectively, in interest income from loans to our employees in connection with the exercise of employee stock options.

        Managerial assistance fees were $399,000 for the three months ended June 30, 2004, as compared to $125,000 for the three months ended June 30, 2003. This increase was a result of the closing of three investments in the aggregate of $19.75 million (Benetech, Inc., Mistras Holdings Corp. and A and G, Inc.) providing such fees during the three months ended June 30, 2004 as compared to closing of $5.5 million of investments (Fugate and Associates) providing such fees during the three months ended June 30, 2003.

Operating Expenses

        Operating expenses for the three months ended June 30, 2004 were approximately $2.1 million, as compared to approximately $944,000 for the three months ended June 30, 2003. This increase was mainly a result of an increase in salaries and benefits, directors fees, financing fees, and interest expense.

        Salaries and benefits for the three months ended June 30, 2004 were approximately $1.3 million, as compared to approximately $494,000 for the three months ended June 30, 2003. The increase is attributable primarily to our Board of Directors declaration of an $800,000 quarterly bonus to employees based on our performance during the three months ended June 30, 2004. While salaries and benefits are allocated according to the expense sharing arrangement with Gladstone Management which allocates expenses to Gladstone Management based on each employee's time spent on Gladstone Commercial Corporation's matters, no portion of the quarterly bonus was allocated to Gladstone Management as it was solely attributable to the performance of Gladstone Capital Corporation. Without giving effect to this bonus, salaries and benefits were roughly unchanged for the three months ended June 30, 2004, as compared to the three months ended June 30, 2003. Although personnel count was significantly higher as of June 30, 2004 than June 30, 2003, this increase was offset by savings attributable to the expense sharing arrangement with Gladstone Management.

        Rent expense for the three months ended June 30, 2004 was approximately $34,000, as compared to approximately $55,000 for the three months ended June 30, 2003. The decrease in rent is due primarily to the expense sharing arrangement with Gladstone Management, which allocates general expenses to Gladstone Management based on the ratio of all employees' time spent on Gladstone Commercial Corporation's matters to total time spent.

        Professional fees, consisting primarily of legal and audit fees, for the three months ended June 30, 2004 were approximately $59,000, as compared to approximately $101,000 for the three months ended June 30, 2003. The decrease is due primarily to a decrease in legal fees, resulting from the incurrence of significant legal expenses during the three months ended June 30, 2003 in connection with the establishment of our warehouse line of credit.

        Directors' fees for the three months ended June 30, 2004 were approximately $28,000, as compared to approximately $20,000 for the three months ended June 30, 2003. The increase is due to the addition of two new directors during the three months ended June 30, 2004 as compared to the three months ended June 30, 2003.

        Insurance expense for the three months ended June 30, 2004 was approximately $63,000, as compared to approximately $72,000 for the three months ended June 30, 2003. The decrease is due to the expense sharing arrangement with Gladstone Management which allocates general expenses to Gladstone Management based on the ratio of time spent by all employees on Gladstone Commercial Corporation's matters to total time spent.

        Stockholder related costs for the three months ended June 30, 2004 were approximately $11,000, as compared to approximately $12,000 for the three months ended June 30, 2003. Stockholder related costs include such items as transfer agent fees, electronic filing and printing of various stockholder reports.

        Financing fees consist of the related service fees associated with our line of credit, backup service, interest rate cap agreement and the amortization of deferred financing costs. Financing fees were approximately $186,000 for the three months ended June 30, 2004 and $62,000 for the three months ended June 30, 2003. As we entered into the warehouse line of credit in May 2003, the increase in financing fees is primarily a result of the incurrence of financing fees for the full three month period ended June 30, 2004, as compared to a shorter period of time during the three months ended June 30, 2003.

        Interest expense for the three months ended June 30, 2004 was approximately $134,000 and was incurred on borrowings from our lines of credit. There was no interest expense for the three months ended June 30, 2003 because there were no borrowings outstanding.

        As a result of the decline in the fair market valuation of our interest rate cap agreement, we recognized a loss on derivative of approximately $114,000 for the three months ended June 30, 2004. There were no derivatives in place during the three months ended June 30, 2003.

        General and administrative expenses, consisting primarily of office operations, travel, data communications and supplies expenses, were approximately $231,000 for the three months ended June 30, 2004, as compared to approximately $127,000 for the three months ended June 30, 2003. This increase is primarily a result of expenses from increased operations, including increased personnel and related recruiting fees during the three months ended June 30, 2004, as compared to the three months ended June 30, 2003. General and administrative expenses for the three months ended June 30, 2004 also reflect expenses incurred in connection with the disposal of several inactive fixed assets, as well as an increase in depreciation due to the purchase of computer equipment for new personnel. This increase is partially offset by savings associated with the expense sharing arrangement with Gladstone Management, which allocates general expenses to Gladstone Management based on the ratio of all employees' time spent on Gladstone Commercial Corporation's matters to total time spent.

Net Unrealized Appreciation (Depreciation) on Investments

        For the three months ended June 30, 2004, we recorded net unrealized appreciation on investments of approximately $1.0 million as compared to net unrealized depreciation of approximately $745,000 for the three months ended June 30, 2003. The net unrealized appreciation is mainly attributable to America's Water Heater Rentals, appreciation of the Finn Corporation warrants, and Bear Creek Corporation.

Net Increase in Stockholders' Equity from Operations

        Overall, we realized a net increase in stockholders' equity resulting from operations of approximately $5.6 million for the three months ended June 30, 2004. Based on a weighted-average of 10,105,270 (basic) and 10,301,390 (diluted) shares outstanding, our net increase in stockholders' equity from operations per weighted average common share for the three months ended June 30, 2004 was $0.56 (basic) and $0.54 (diluted).

        For the three months ended June 30, 2003, we realized a net increase in stockholders' equity resulting from operations of approximately $2.4 million. Based on a weighted-average of 10,071,844 (basic) and 10,256,790 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per weighted average common share for the three months ended June 30, 2003 was $0.24 (basic) and $0.23 (diluted).

Comparison of the nine months ended June 30, 2004 to the nine months ended June 30, 2003

Investment Income

        Investment income for the nine months ended June 30, 2004 was approximately $15.0 million as compared to $11.1 million for the nine months ended June 30, 2003. This increase was primarily a result of increased interest income from an increased number of investments as compared to the same period of the prior year as well as the collection of approximately $1.5 million of exit fees upon the full repayment of two loans.

        Interest income from our investments in debt securities of private companies was approximately $13.1 million, including $413,000 of PIK interest, for the nine months ended June 30, 2004 as compared to $9.9 million, including $668,000 of PIK interest, for the nine months ended June 30, 2003. This increase was primarily a result of an increase in investments of $53.3 million at June 30, 2004 as compared to investments at June 30, 2003, as well as the collection of approximately $1.5 million of exit fees upon the full repayment of two loans.

        The annualized weighted average yield on our portfolio for the nine months ended June 30, 2004 was 13.57% (without giving effect to PIK interest) and 13.89% (after giving effect to PIK interest). The annualized weighted average yield on our portfolio for the nine months ended June 30, 2003 was 13.48% (without giving effect to PIK interest) and 14.34% (after giving effect to PIK interest).

        Interest income from invested cash and cash equivalents for the nine months ended June 30, 2004 was approximately $81,000, as compared to $391,000 for the nine months ended June 30, 2003. This decrease was primarily a result of a decrease in invested cash and cash equivalents because of the $102.3 million of new investments made between June 30, 2003 and June 30, 2004.

        For the nine months ended June 30, 2004 and June 30, 2003, we recorded approximately $331,000 and $329,000, respectively, in interest income from loans to our employees in connection with the exercise of employee stock options. In March 2004 we extended a $350,000 loan to an employee for the exercise of employee stock options.

        Managerial assistance fees were approximately $1.0 million for the nine months ended June 30, 2004, as compared to $483,000 for the nine months ended June 30, 2003. This increase was mainly attributable to the closing of the Gammill, Inc., Woven Electronics Corp., Benetech, Inc., Mistras Holdings Corp. ($1.0 million investment) and A and G, Inc. investments, in the approximate aggregate amount of $48.8 million providing such fees during the nine months ended June 30, 2004, as compared to the closing of Wingstop Restaurants, America's Water Heater Rentals, and Fugate and Associates investments, in the approximate aggregate amount of $23.0 million providing such fees during the nine months ended June 30, 2003.

Operating Expenses

        Operating expenses for the nine months ended June 30, 2004 were approximately $4.4 million, as compared to approximately $2.7 million for the nine months ended June 30, 2003. This increase was primarily a result of an increase in salaries and benefits, professional fees, directors fees, stockholder related costs, financing fees and interest expense.

        Salaries and benefits for the nine months ended June 30, 2004 were approximately $2.1 million, as compared to approximately $1.4 million for the nine months ended June 30, 2003. The increase is attributable primarily to our board of directors' declaration of an $800,000 quarterly bonus to employees based on our performance during the three months ended June 30, 2004. While salaries and benefits are allocated according to the expense sharing arrangement with Gladstone Management, which allocates expenses to Gladstone Management based on each employee's time spent on Gladstone Commercial Corporation's matters, no portion of the quarterly bonus was allocated to Gladstone

Management because the bonus was solely attributable to the performance of Gladstone Capital Corporation. Without giving effect to this bonus, salaries and benefits decreased for the nine months ended June 30, 2004, as compared to the nine months ended June 30, 2003. Although personnel count was significantly higher as of June 30, 2004 than June 30, 2003, this increase was more than offset by savings attributable to the expense sharing arrangement with Gladstone Management.

        Rent expense for the nine months ended June 30, 2004 was approximately $107,000, as compared to approximately $164,000 for the nine months ended June 30, 2003. The decrease in rent is due to the expense sharing arrangement with Gladstone Management which allocates general expenses to Gladstone Management based on the ratio of all employees' time spent on Gladstone Commercial Corporation's matters to total time spent.

        Professional fees, consisting primarily of legal and audit fees, for the nine months ended June 30, 2004 were approximately $519,000, as compared to approximately $302,000 for the nine months ended June 30, 2003. The increase is due primarily to an increase in legal fees associated Securities and Exchange Commission filings, as well as certain non-reimbursable due diligence fees incurred in connection with participations in syndicated investments.

        Directors' fees for the nine months ended June 30, 2004 were approximately $85,000, as compared to approximately $55,000 for the nine months ended June 30, 2003. The increase is due to the addition of two new directors during the nine months ended June 30, 2004 as compared to the nine months ended June 30, 2003.

        Insurance expense for the nine months ended June 30, 2004 was approximately $201,000, as compared to approximately $217,000 for the nine months ended June 30, 2003. The decrease is due primarily to the expense sharing arrangement with Gladstone Management which allocates general expenses to Gladstone Management based on a ratio of all employees' time spent on Gladstone Commercial Corporation's matters to total time spent.

        Stockholder related costs for the nine months ended June 30, 2004 were approximately $131,000, as compared to approximately $124,000 for the nine months ended June 30, 2003.

        Financing fees were approximately $480,000 for the nine months ended June 30, 2004, as compared to $62,000 for the nine months ended June 30, 2003. As we entered into the warehouse line of credit in May 2003, the increase in financing fees is primarily a result of the incurrence of financing fees for the full nine month period ended June 30, 2004, as compared to a shorter period of time during the nine months ended June 30, 2003.

        Interest expense for the nine months ended June 30, 2004 was approximately $158,000 and was incurred on borrowings from our line of credit. There was no interest expense for the nine months ended June 30, 2003 as there were no borrowings outstanding.

        As a result of the decline in the fair market valuation of our interest rate cap agreement, we recognized a loss on derivative of approximately $114,000 for the nine months ended June 30, 2004. There were no derivatives in place during the nine months ended June 30, 2003.

        General and administrative expenses, consisting primarily of office operations, travel, data communications, and supplies expenses, were approximately $531,000 for the nine months ended June 30, 2004, as compared to approximately $378,000 for the nine months ended June 30, 2003. This increase was primarily a result of the related expenses from increased operations, including increased personnel and related recruiting fees, during the nine months ended June 30, 2004 as compared to the nine months ended June 30, 2003. General and administrative expenses for the nine months ended June 30, 2004 also reflect expenses incurred in connection with the disposal of several inactive fixed assets, as well as an increase in depreciation due to the purchase of computer equipment for new personnel. This increase is partially offset by savings associated with the expense sharing arrangement with Gladstone Management, which allocates general expenses to Gladstone Management based on the ratio of all employees' time spent on Gladstone Commercial Corporation's matters to total time spent.

Realized Gain on Sale of Investment

        During the nine months ended June 30, 2004, we bought and shortly thereafter sold a $1.0 million investment in Metokote Corporation for a gain of $12,500.

Net Unrealized Depreciation on Investments

        For the nine months ended June 30, 2004, we recorded net unrealized depreciation on investments of approximately $849,000 as compared to net unrealized depreciation of approximately $2,000 for the nine months ended June 30, 2003. The increase in net unrealized depreciation is due to more investments as compared to June 30, 2003.

Net Increase in Stockholders' Equity from Operations

        We realized a net increase in stockholders' equity resulting from operations of approximately $9.8 million for the nine months ended June 30, 2004. Based on a weighted-average of 10,091,576 (basic) and 10,336,733 (diluted) shares outstanding, our net increase in stockholders' equity from operations per common share for the nine months ended June 30, 2004 was $0.97 (basic) and $0.95 (diluted).

        For the nine months ended June 30, 2003, we realized a net increase in stockholders' equity resulting from operations of approximately $8.4 million. Based on a weighted-average of 10,071,844 (basic) and 10,160,350 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per common share for the nine months ended June 30, 2003 was $0.84 (basic) and $0.83 (diluted).

LIQUIDITY AND CAPITAL RESOURCES

        At June 30, 2004, we had investments in debt securities of, or loans to, 17 private companies, totaling approximately $158.3 million of total investment assets. This number includes approximately $413,000 in accrued PIK interest income for the nine months ended June 30, 2004, which as described in "Overview," is added to the carrying value of our investments.

        In November 2003, we purchased a $1.0 million participation in a $55.0 million senior term loan to Burt's Bees, Inc., a manufacturer of personal and household products.

        In December 2003 we closed two loans with GQM Acquisition Corp. totaling $14.5 million and also containing a success fee provision. GQM Acquisition Corp. conducts business as Gammill, Inc. and is the designer and assembler of quilting machines and accessories.

        In November 2003, Kozy Shack Enterprises repaid $900,000 to fully settle its principal obligation. In December 2003, we sold a $3.2 million principal portion of our Inca Metal Products Corp/Kingway Acquisition Inc./Clymer Acquisition Inc. investment. The remaining portion of this investment currently has a cost basis of $2.5 million.

        During March 2004, we entered into a $14.5 million loan investment with Woven Electronics Corporation, which specializes in custom electrical cable assemblies and also purchased a $6.0 million participation investment in Medassets, Inc., a pharmaceutical and healthcare group purchasing organization (GPO).

        In April 2004, we sold $4.6 million of our principal portions of our investments in Gammill, Inc. Our remaining investments in Gammill, subsequent to the sale, are $4.963 million and $4.75 million. Another portfolio company, Wingstop Restaurants International, Inc. repaid its $5,375,000 outstanding loan obligations in April 2004. Wingstop Restaurants International, Inc. also remitted related prepayment fees and an exit fee with its final payment.

        During May 2004, we entered into a $6.5 million loan investment in Benetech Inc., which specializes in dust management systems for the coal and electric utility industries, purchased an additional $2.0 million participation investment in Medassets, Inc., and purchased a $10.0 million participation in Maidenform, Inc., a manufacturer of intimate apparel.

        During June 2004, we extended an additional $1.0 million loan to Mistras Holdings Corp. and also invested in a $12.25 million loan to A and G, Inc. a manufacturer of activewear products. We also purchased an $8.0 million participation in MD Beauty, Inc., a maker of natural cosmetic and skincare products and a $6.0 million participation in Bear Creek Corporation, a purveyor of premium catalog food products.

        In June 2004, Home Care Supply Inc. repaid its entire $18.0 million outstanding loan obligation and remitted prepayment fees and a success fee with its final payment.

        In July 2004, we entered into a $4.0 million loan investment with Allied Extruders, Inc., a manufacturer of polyethylene film.

        The following table summarizes the contractual principal amortization and maturities of our investment portfolio by fiscal year:

Year	Amount
2004	$1,205,525
2005	$5,677,204
2006	$20,313,428
2007	$40,480,874
2008	$30,947,359
Thereafter	$59,694,110

Total	$158,318,500

        Net cash provided by operating activities for the nine months ended June 30, 2004, consisting primarily of the items described in "Results of Operations," was approximately $11.5 million. Net cash used in investing activities was approximately $72.8 million during the nine months ended June 30, 2004. Net cash used in investing activities was primarily due to new investments in the aggregate amount of $82.3 million, offset by principal repayments of $33.9 million from our portfolio companies and, to a lesser extent, repayment of repurchase agreements in the aggregate amount of $264.7 million, offset by the proceeds of repurchase agreements in the aggregate amount of $240.1 million. Net cash provided by financing activities was approximately $20.0 million for the nine months ended June 30, 2004 and consisted primarily of $33.5 million borrowed under our lines of credit in order to purchase new investments, partially offset by the payment of dividends, in an aggregate amount of approximately $13.5 million.

        As a result of the above factors, during the nine months ended June 30, 2004, cash and cash equivalents decreased from approximately $101.1 million at the beginning of the period to approximately $59.9 million at the end of the period.

        On June 30, 2004, we entered into a Repurchase Agreement with UBS Paine Webber for $53,908,596. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of approximately $55.0 million and a carrying value of approximately $56.0 million that matured on July 8, 2004. The interest rate on the Repurchase Agreement was 1.09%. This repurchase agreement was reflected on our balance sheet as of June 30, 2004 as cash and cash equivalents pledged to creditors in the amount of approximately $55.0 million, along with a corresponding liability for approximately $53.9 million. The repurchase agreement was settled on July 1, 2004. In the future, we plan to use a similar form of repurchase agreement as an investment option or in order to satisfy certain asset diversification requirements and maintain our status as a regulated investment company, or RIC, under the Internal Revenue Code (the "Code").

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid a monthly cash dividend of $0.11 per common share for October, November and December 2003 and January, February, and March 2004 and a monthly cash dividend of $0.115 per common share for April, May and June 2004. We also declared a monthly cash dividend of $0.12 per common share for July, August, and September 2004. The July dividend was paid on July 30, 2004, the August dividend was paid on August 31, 2004 and the September dividend is expected to be paid on September 30, 2004.

        We anticipate continuing to borrow funds and, from time to time, issuing additional equity securities to obtain additional capital to make further investments. To this end, we have filed with the Securities and Exchange Commission ("SEC") a registration statement, of which this prospectus supplement and the accompanying prospectus are a part, that would permit us to issue, through one or more transactions, up to an aggregate of $75 million in securities, which may consist of shares of our common stock, preferred stock, and/or debt securities, including the common stock being offered and sold in this offering.

Revolving Credit Facilities

        Through our wholly-owned subsidiary, Gladstone Business Loan LLC ("Business Loan"), we have obtained a $100 million revolving credit facility. On May 19, 2003, we executed a Purchase and Sale Agreement pursuant to which we agreed to sell certain loans to Business Loan in consideration of a membership interest therein. Simultaneously, Business Loan executed a Credit Agreement with CIBC World Markets Inc., as administrative agent, and others, pursuant to which Business Loan pledged the loans purchased from us to secure future advances by certain institutional lenders. Interest rates charged on the advances under the facility will be based on London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and will adjust periodically. As of June 30, 2004, our outstanding principal balance under this credit facility was approximately $21.3 million at an interest rate of 2.44%. We intend to use the net proceeds of the offering to pay outstanding principal on this credit facility.

        The facility contains covenants that, among other things, require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. If we were to default in the compliance with any of the covenants and fail to cure such default, the lender could declare the entire unpaid principal balance to be immediately due and payable, which could have a material adverse effect on our business. As of June 30, 2004, Business Loan was in compliance with all of the facility covenants. We currently intend to securitize all of the loans held by Business Loan and will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility. However, there can be no assurance that we will be able to successfully securitize any of these loans on terms acceptable to us, if at all.

        Our wholly-owned subsidiary, Gladstone Capital Advisers, Inc. ("Advisers"), services the loans pledged under the credit facility. As a condition to this servicing arrangement, we executed a Performance Guaranty pursuant to which we guaranteed that Advisers would comply fully with all of its obligations under the credit facility. The Performance Guaranty requires us to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of June 30, 2004, we were in compliance with our covenants under the Performance Guaranty.

        In June 2004, we entered into a $15.0 million line of credit agreement with Branch Banking and Trust Company ("BB&T Agreement") which matures on June 1, 2005. Interest on outstanding borrowings is based on the one month LIBOR plus 2.5% per annum. The unused portion of the line of credit is subject to a fee of 0.2% per annum. The BB&T Agreement requires us to meet and maintain certain covenants and ratios with respect to leverage and liquidity. As of June 30, 2004, there was $12.25 million outstanding under the BB&T Agreement at an interest rate of 3.625%.

PROSPECTUS

$75,000,000

GLADSTONE CAPITAL CORPORATION

Common Stock
Preferred Stock
Debt Securities

        We may offer, from time to time, up to $75 million aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of our common stock, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

        We may offer our securities directly to one or more purchasers, through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. For more information about the manners which we may use to offer our securities, see "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering. Our common stock is traded on the Nasdaq National Market under the symbol "GLAD." As of July 15, 2004, the last reported sales price for our common stock was $20.60.

        We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act. We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity-type instruments that we may receive when we provide debt.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        Additional information about Gladstone Capital Corporation has been filed with the Securities and Exchange Commission and is available to the public without charge upon written or oral request. Such information is also available on the SEC's website at www.sec.gov.

        An investment in our securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the "Risk Factors" section, beginning on page 8 of this prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

August 5, 2004

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Summary
Risk Factors
Forward-Looking Statements
Use of Proceeds
Price Range of Common Stock and Distributions
Consolidated Selected Financial Data
Management's Discussion and Analysis of Financial Condition and Results of Operations
Business
Portfolio Companies
Management
Control Persons and Principal Stockholders
Regulation
US Federal Income Tax Considerations
Description of Our Securities
Certain Provisions of our Articles of Incorporation and Bylaws and Maryland General Corporation Law
Plan of Distribution
Dividend Reinvestment Plan
Share Repurchases
Custodian, Transfer and Dividend Paying Agent and Registrar
Brokerage Allocation and Other Practices
Legal Matters
Experts
Available Information
Financial Statements

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and does not contain all of the information that you may want to consider. You should read carefully the more detailed information set out in this prospectus and the accompanying prospectus supplement, including "Risk Factors." Except where the context requires otherwise, when we use the terms "we," "us" or "Gladstone Capital Corporation," we are referring solely to Gladstone Capital Corporation and not to either of its wholly-owned subsidiaries, Gladstone Capital Advisers, Inc. or Gladstone Business Loan LLC.

General

        We are a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. Our headquarters are in McLean, Virginia, a suburb of Washington, DC. We also have offices in Chicago, Illinois, New York, New York and Pittsburgh, Pennsylvania.

Our Structure and Our Management

        We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the Investment Company Act of 1940, which we refer to in this prospectus as the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986. As a RIC, we generally do not have to pay corporate level tax on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate level tax liability. For further information, see "Regulation," "US Federal Income Tax Considerations" and "Dividend Reinvestment Plan."

        We are currently internally managed by our officers and directors. We do not presently have a separate investment adviser and, therefore, we do not presently pay an investment advisory fee. However, we expect to engage an external adviser later this fiscal year. See "Recent Developments." We have two wholly-owned subsidiaries, Gladstone Capital Advisers, Inc., through which we conduct our daily administrative functions and provide managerial assistance to our portfolio companies, and Gladstone Business Loan LLC, which we refer to as Gladstone Business Loan, which owns our loan investment portfolio. For the year ended September 30, 2003 and the six months ended March 31, 2004, our operating expenses were approximately 2.9% and 3.0% (annualized), respectively, of our total assets (exclusive of temporary investments acquired near the end of the period for the purpose of satisfying regulatory requirements). We currently estimate that over time our annual operating expenses will be approximately 3.2% of our total assets (exclusive of such temporary investments), however there can be no assurance that our actual annual operating expenses will not exceed this amount.

        We have assembled a management team which has extensive experience in our lines of business. Our executive officers include David Gladstone, chairman and chief executive officer, Terry Lee Brubaker, vice chairman and chief operating officer and George Stelljes III, president and chief investment officer. Mr. Gladstone has a total of over 25 years of debt and equity financing experience at Gladstone Capital Corporation, Allied Capital Corporation (NYSE: ALD) and American Capital Strategies Ltd. (NASDAQ: ACAS). Mr. Brubaker has over 25 years of operational expertise in acquiring and managing companies, much of it at James River Corporation. Mr. Stelljes has over 15 years of investing experience at Gladstone Corporation, Allied Capital Corporation and a number of venture capital firms.

        Our management, including Messrs. Gladstone, Brubaker and Stelljes, makes available significant managerial assistance to the businesses in which we invest, including operational, financial and strategic advice.

Our Investment Objectives and Our Strategy

        We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. There can be no assurance that we will realize our investment objectives. We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Subordinated Notes. We seek to invest a majority of our assets in senior subordinated notes, which may also include "last out tranches" of senior debt. Holders of senior subordinated notes are subordinated in their rights to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower to the rights of the holders of senior debt. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, many of these lenders principally rely on the borrower's cash flow for repayment. Additionally, lenders often receive warrants to acquire shares of stock in borrowers in connection with these loans.

  •
  Senior Notes. We seek to invest a small portion of our assets in senior notes of borrowers. Using the assets and cash flow of the underlying business as collateral, a business typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock or warrants to purchase stock of the borrowers. As such, they generally do not participate in the equity appreciation of the value of the business. We intend to make senior loans on a limited basis and some of these will only be as bridge financings. In most cases, these loans will be refinanced at a later date.

  •
  Junior Subordinated Notes. We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated in their rights to receive principal and interest payments from the borrower to the rights of the holders of senior debt and senior subordinated debt. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and warrants to purchase a greater portion of the borrower's stock.

        We use the established loan referral network of Messrs. Gladstone and Brubaker, and Stelljes, and our managing directors to identify and make senior and subordinated loans to selected businesses that we do not believe have sufficient access to traditional sources of lending.

        We target small and medium-sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow, substantial ownership by leveraged buyout funds or venture capital funds and potential opportunities for us to realize appreciation and gain liquidity in our equity position. We may achieve liquidity through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, though there can be no assurance that we will always have these rights.

        We expect that our loans typically will range from $5 million to $15 million, mature in no more than seven years, and accrue interest at a fixed or variable rate that exceeds the prime rate. Because these loans will generally be subordinated term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most if not all of the debt securities we acquire will be unrated. Accordingly, we cannot accurately predict what ratings these loans might receive if they were in fact rated, and therefore we cannot determine whether or not they could be considered to be "investment grade" quality.

        In order to acquire the capital for investment purposes needed to execute our business strategy, we intend to issue debt securities, other evidences of indebtedness and possibly preferred stock, and we may securitize interests in our portfolio assets. As a result of these activities, we will be exposed to the risks of leverage. For additional information about our proposed borrowing activities, see "Business—Leverage" and "Risk Factors—Our business plan is dependent upon external financing which may expose us to risks associated with leverage."

Recent Developments

        At our 2004 annual meeting of stockholders, our stockholders approved a proposal to engage Gladstone Management Corporation, a registered investment adviser and affiliate of ours, to act as our external investment adviser. We expect to engage Gladstone Management to serve as our adviser later this fiscal year, although we are not certain when the engagement will be effective. Once Gladstone Management is engaged, Gladstone Management will assume substantially all of the activities that our internal personnel currently perform, including the provision of managerial assistance to our portfolio companies. In connection with this transition, we anticipate that all of our employees will become employees of Gladstone Management. In return for its advisory services, we will pay Gladstone Management an annual advisory a fee equal to 1.25% of our total assets and an annual administrative fee of 0.75% of our total assets. Under the terms of the proposed advisory agreement, we would continue to pay direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses. In addition, substantially all of the managerial assistance fees that our portfolio companies have historically paid to us through our wholly owned subsidiary, Gladstone Capital Advisers, will be paid to Gladstone Management following the transition. For additional information regarding this arrangement, see "Business—Investment Adviser."

Offering

        We may offer, from time to time, up to $75 million of our securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of an offering of our common stock, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering.

        We may offer our securities directly to one or more purchasers, through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Nasdaq National Market Symbol	GLAD
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which may include investment in small and medium sized businesses in accordance with our investment objectives, repayment of any indebtedness that we may have used to make investments and other general corporate purposes. See "Use of Proceeds."
Distributions
Since October 2003, we have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. Prior to October 2003, we paid quarterly dividends, rather than monthly. The amount of the monthly dividends is determined by our board of directors and is based on our estimate of taxable ordinary income and net short-term capital gains. See "Price Range of Common Stock and Distributions." In addition to cash dividends, certain additional amounts may be deemed to be distributed to stockholders for income tax purposes. See "US Federal Income Tax Consequences." Other types of securities will likely pay distributions in accordance with their terms.
Principal Risk Factors	An investment in our securities involves certain risks relating to our structure and investment objectives that prospective investors should consider, including but not limited to:
•
As a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of these securities may differ materially from the values that would exist if there was a ready market for these investments.
	•	A large number of entities compete for the same kind of investment opportunities as we do.
	•	Our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing.
•
To date, we have borrowed an aggregate of approximately $33 million under our revolving credit facilities to make investments in and loans to small and medium sized businesses. We expect that in the future, we will borrow additional funds to finance some of our future investments. In addition to borrowing funds, we may issue preferred stock and debt securities and may securitize interests in our portfolio assets. As a result of these activities, we will be exposed to the risks of leverage, which may be considered a speculative investment technique.

•
Our failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our securities.
	•	The companies to which we make loans may not have the financial resources to repay them.
	•	Fluctuations in interest rates could have an adverse effect on our profitability.
	•	Certain of our officers and directors may have obligations to other entities that may not always be consistent with our best interests or those of our stockholders.
	•	Because of the small number of companies in our portfolio, our overall performance could be adversely affected by the unfavorable performance of a small number of loans.
See "Risk Factors" for a discussion of these and other risks of investing in our securities.
Certain Anti-Takeover Provisions
Our articles of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock.

See "Risk Factors — Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our shares" and "Certain Provisions of our Articles of Incorporation and Bylaws and Maryland General Corporation Law."
Dividend Reinvestment Plan
Cash we distribute to holders of our common stock may be reinvested under our dividend reinvestment plan in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the reinvestment plan. For more information, see "Dividend Reinvestment Plan."
Available Information
We are subject to the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and are required to file reports, proxy statements and other information with the SEC. This information is available at the SEC's public reference room in Washington, DC and on the SEC's Internet site at http://www.sec.gov.

Fees And Expenses

        The following table is to assist a prospective investor in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly, both currently and pro forma to reflect such costs and expenses following our expected transition to external management under the proposed advisory agreement with Gladstone Management.

	Current	Pro Forma
Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	None (1)	None
Dividend Reinvestment Plan Fees	— (2)	—
Total Stockholder Transaction Expenses	—%	—%
Annual Expenses (as a percentage of net assets attributable to common stock)(3)
Management Fees	None (4)	1.53	%(5)
Interest Payments on Borrowed Funds (6)	0.02%	0.02%
Other Expenses	3.51%	1.87	%(7)
Total Annual Expenses (annualized)	3.53%	3.42%

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The expenses of our dividend reinvestment plan are included in stock record expenses, a component of other expenses. We have no cash purchase plan.

(3)
Consolidated net assets attributable to common shares equal our net assets (i.e., total assets less total liabilities) at March 31, 2004.

(4)
We are currently internally managed by our officers and employees and pay no management fees. See the "Stock Option Grants and Exercises," "Employment Agreements" and "Compensation of Directors" sections of this prospectus regarding our Amended and Restated 2001 Equity Incentive Plan.

(5)
This amount represents management fees under the proposed advisory agreement with Gladstone Management, which will be 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors) per year, and assumes the continued growth of our assets through future investments, which may be funded by leverage.

(6)
We have entered into two revolving credit facilities, under which our aggregate borrowing capacity is $115 million. We have drawn down on these credit facilities and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $115 million at an interest rate of 2.6%, interest payments on borrowed funds would have been, current and pro forma, 2.33% as of March 31, 2004.

(7)
This amount includes an administrative fee under the proposed advisory agreement with Gladstone Management, which will be 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) per year, and assumes the continued growth of our assets through future investments, which may be funded by leverage. This amount also includes direct expenses such as directors fees, legal and accounting fees, and stockholder related expenses that we will continue to pay following the externalization of our management.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock under our current internal management structure and pro forma for our proposed external management by Gladstone Management Corporation. These amounts are based upon our payment of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses. In the event that the shares to which this prospectus relates are sold to or through underwriters, the corresponding prospectus supplement will restate this example to reflect the applicable sales load.

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Current	$36	$108	$183	$380
Pro Forma	$34	$105	$178	$370

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares purchased by the plan administrator at the market price in effect at that time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        The purchase of our securities involves a number of significant risks and other factors relating to our structure and investment objectives. As a result, we cannot assure you that we will achieve our investment objectives. You should consider carefully the following information before making an investment in our securities.

We are dependent upon our key management personnel for our future success, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker.

        We are dependent on the diligence, skill and network of business contacts of our senior management and other management members for the final selection, structuring, closing and monitoring of our investments. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly David Gladstone, our chairman and chief executive officer, George Stelljes III, our president and chief investment officer, and Terry Lee Brubaker, our vice chairman and chief operating officer. The departure of any of our executive officers or key employees could have a material adverse effect on our ability to implement our business strategy and to achieve our investment objectives.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

        Our ability to achieve our investment objectives will depend on our ability to sustain continued growth, which will depend on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium sized privately owned businesses. We compete with a large number of private equity funds, leveraged buyout funds and venture capital funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

Our business model is dependent upon the development of strong referral relationships with leveraged buyout funds and venture capital funds.

        We are dependent upon informal relationships with leveraged buyout funds, venture capital funds, and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Our loans to small and medium sized borrowers are extremely risky and you could lose your entire investment.

        Loans to small and medium sized borrowers are subject to a number of significant risks including the following:

        —Small and medium sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to borrowers that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

        —Small and medium sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target borrowers are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

        —There is generally little or no publicly available information about these businesses. Because we seek to make loans to privately owned businesses, there is generally little or no publicly available operating and financial information about our potential borrowers. As a result, we rely on our officers, other employees and consultants to perform due diligence investigations of these borrowers, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

        —Small and medium sized businesses generally have less predictable operating results. We expect that our borrowers may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

        —Small and medium sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

        —Small and medium sized businesses are likely to have greater exposure to economic downturns than larger businesses. We expect that our borrowers will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our borrowers is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

        —Small and medium sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Borrowers with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments.

        When we make a subordinated loan, we generally expect to receive warrants to purchase stock issued by the borrower. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants will offset any losses we experience on loan defaults. However, the warrants we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains we do recognize on the disposition of equity interests may not be sufficient to offset losses we experience on our loan portfolio.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

        We expect that very few, if any, of our portfolio loans or equity securities, at least initially, will be publicly traded or have a readily determinable market value. We value these securities based on a determination of their fair value, based on recommendations provided by Standard & Poor's Loan Evaluation Service ("S&P") and approved by our board of directors. Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that we could receive if we were to dispose of such securities. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize on our disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

        Most of our investments presently consist of, and will continue to consist of, loans and warrants acquired in private transactions directly from borrowers or from the originators of loans to such borrowers. Substantially all of the investments we presently hold are, and the investments we expect to acquire in the future will be, subject to restrictions on resale, including, in some instances, legal restrictions, or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important business opportunities. In addition, if we are required to quickly liquidate all or a portion of our portfolio, we may realize significantly less than the value at which we have previously recorded our investments.

Our portfolio will be concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

        We intend to have outstanding loans to approximately 20 to 40 companies at any given time. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial writedown of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As a result, a downturn in an industry in which we have made multiple loans could have a materially adverse effect on us.

Our business plan is dependent upon external financing which may expose us to risks associated with leverage.

        Our business will require a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

        —Senior Securities. We intend to issue debt securities, other evidences of indebtedness and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock if we borrow money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if our asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

        —Common Stock. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

        —Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Certain of our borrowings may be at fixed rates and others at variable rates. Ultimately, we expect approximately 50% of the loans in our portfolio to be at fixed rates and approximately 50% to be at variable rates determined on the basis of a benchmark prime rate. As of March 31, 2004, our portfolio had approximately 53% of the total of the loan portfolio cost value at fixed rates, approximately 35% of the total of the loan portfolio cost value at variable rates with a floor and the remaining 12% at variable rates. We will typically seek to hedge against the risk of adverse movement in interest rates on our borrowings relative to our portfolio of assets. As required by our revolving credit facility, we hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our credit facilities imposes certain limitations on us.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we have entered into a credit agreement arranged by CIBC World Markets Corporation as the structuring agent. The agreement provides us with a revolving credit line facility of $100 million. We also have entered into a $15 million short term revolving line of credit with Branch Banking and Trust ("BB&T"). In the future, these credit lines will be replaced with the proceeds we may receive from securitizing some or all of the loans in our portfolio for long term funding. These credit lines will permit us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement.

        As a result of these facilities, we are subject to certain limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, and average life.

        Our failure to satisfy these limitations could result in the foreclosure by our lenders which would have a material adverse effect on our business, financial condition and results of operations.

Our investments will typically be long term and it may require several years to realize liquidation events.

        Since we generally intend to make five to seven year term loans and to hold our loans and related warrants until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we intend to use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Business—Leverage," and "Regulation."

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors may serve as officers and directors of entities that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. It is possible that new investment opportunities that meet our investment objectives may come to the attention of one of our executive officers or directors, such as Mr. Gladstone, in his role as an officer or director of another entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.

        If we are to maintain our status as a business development company, we must not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire senior loans, mezzanine debt or equity securities from an issuer which has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. (See "Regulation—Business Development Company—Qualifying Assets.") This results from the definition of "eligible portfolio company" under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

        Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934, as amended, or the Exchange Act, expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt would qualify as an eligible portfolio company.

        We believe that substantially all of the senior loans, subordinated loans and equity securities that we hold and propose to acquire in the future should constitute qualifying assets because our current borrowers did not, and our expected future borrowers will not, at the time of our investment, have outstanding marginable securities. First, we have historically made, and expect to continue to make, a large portion of our senior loan and subordinated loan investments on terms and in circumstances such that those investments should not under existing legal precedent be "securities" under the Exchange Act and therefore should not be marginable securities under Regulation T. Second, we believe that should a different position be taken such that those investments may be securities, they should still not be marginable securities. In particular, debt instruments that do not trade in a public secondary market or are not rated investment grade are not margin eligible securities under the rules established by the self- regulatory organizations, including the New York Stock Exchange and National Association of Securities Dealers, that govern the terms on which broker-dealers may extend margin credit. Until the questions raised by the amendments to Regulation T have been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those senior loans and subordinated loans that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin eligible securities at the time of our investment. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

        To date, we do not believe that either the Securities and Exchange Commission or its staff has taken any position with respect to our analysis of the issues discussed above. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

        If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus. This in turn could cause us to lose our status as a RIC. Any of these results would have a material adverse effect on our ability to invest in the manner described in this prospectus, on our operating results, financial condition and ability to pay dividends, and on the value of our common stock, For information regarding the consequences of failure to qualify as a RIC, see "—We will be subject to corporate level income tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification."

        Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See "—The lack of liquidity of our privately held investments may adversely affect our business."

Changes in laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies will be subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. For additional information regarding the regulations to which we are subject, see "Regulation."

We may experience fluctuation in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our board of directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

Failure to deploy capital may reduce our return on equity.

        In the past, we have experienced delays in investing the proceeds of our initial public offering, which closed on August 29, 2001, as compared to the original timetable that we expected at the time of our initial public offering. Because of this slower pace of investing, we did not substantially fully invest the net proceeds of our initial public until the fourth quarter of fiscal 2003. If we fail to invest our capital effectively in the future, our return on equity may be negatively impacted, which could result in a decline in the market price of our common stock.

Prepayments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in government securities, pending their future investment in new debt securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our shares.

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our shares and may discourage third-party bids. These provisions may reduce any premiums paid to you for our shares. Furthermore, we are subject to Section 3-602 of the Maryland General Corporation Law which governs business combinations with interested stockholders and could delay or prevent a change in control. In addition, our board of directors is elected in staggered terms which makes it more difficult for a hostile bidder to acquire control of us.

The market price of our shares may fluctuate significantly.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

        —price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

        —significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

        —changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

        —loss of BDC status;

        —loss of RIC status;

        —changes in our earnings or variations in our operating results;

        —changes in the value of our portfolio of investments;

        —any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

        —departure of key personnel;

        —operating performance of companies comparable to us;

        —short-selling pressure with respect to our shares or business development companies generally;

        —general economic trends and other external factors; and

        —loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. It is not possible to predict whether our common stock will trade at, above, or below net asset value.

Our engagement of Gladstone Management Corporation could have a material adverse effect on our results of operations.

        On February 17, 2004, our stockholders approved an investment advisory agreement between Gladstone Management Corporation and Gladstone Capital, whereby we would transition from being an internally managed company to an externally managed one. We expect this transition to occur later in fiscal year 2004, but we cannot determine with certainty when it will occur. Under the terms of the proposed advisory agreement, we would be required to pay Gladstone Management an annual advisory fee of 1.25% of our total assets and an annual administrative fee of 0.75% of our total assets. Under the terms of the proposed advisory agreement, we would continue to pay direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses. Following the transition, the managerial assistance services that we have historically made available to our portfolio companies will be provided by Gladstone Management, and Gladstone Management will receive substantially all of the fees associated with such services. We believe that the transition to external management will thus result in the reduction of managerial assistance fee revenues, and may increase our operating expenses, which could have a material adverse effect on our results of operations. For additional information, see "Business—Investment Adviser."

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        As of June 30, 2004 we have 10,113,444 shares of common stock outstanding, of which 9,865,701 are freely tradable without restriction. The remaining 247,743 shares are held by officers and directors, all of which may currently be resold publicly in compliance with the volume limitations and other restrictions of Rule 144 under the Securities Act. We have also registered for public resale 1,351,668 shares under our Amended and Restated 2001 Equity Incentive Plan (639,936 of which have already been issued upon option exercises and are included in the total 9,865,701 freely tradable shares described above). All of these shares are now freely tradable without restriction, although certain of the options have not yet been granted and a portion of the options that have been granted are not yet vested and the shares underlying such options will, accordingly, not be eligible for resale until vested. Sales of substantial amounts of our common stock in the public market, pursuant to such registration, under Rule 144 or otherwise, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

        All statements contained in this prospectus, other than historical facts, may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, which we refer to as the Securities Act, and Section 21E of the Exchange Act. These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

        Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular Mr. Gladstone, Mr. Brubaker or Mr. Stelljes; (4) our inability to maintain a credit facility on terms reasonably acceptable to us, if at all; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; (7) increases in operating expenses resulting from our proposed engagement of Gladstone Management Corporation to serve as our external investment adviser; and (8) those factors described in the "Risk Factors" section of this prospectus.

        We caution readers not to place undue reliance on any such forward-looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

        Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of securities for general corporate purposes, which may include investments in debt securities of small and medium sized businesses in accordance with our investment objectives, repayment of any indebtedness that we may have used to make investments and other general corporate purposes.

        We anticipate that we will utilize substantially all of the net proceeds of any offering of securities in the manner described above within six months of the offering, and in any event within two years. Pending such utilization, we intend to invest the net proceeds of any offering of securities in money market instruments. We can not guarantee that we will be able to achieve our targeted investment pace.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 98% of our investment company taxable income including 98% of our net realized short-term capital gains, if any, to our stockholders. For fiscal years 2002 and 2003, we made such distributions on a quarterly basis. Beginning with the first quarter of fiscal 2004, we began, and currently intend to continue, making such distributions on a monthly basis. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our board of directors determines in certain cases to make a distribution. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of our common stock, all cash distributions can be reinvested automatically through our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the dividend reinvestment plan on the stockholder's behalf. For additional information, see "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification" and "Dividend Reinvestment Plan."

        Our common stock is traded on the Nasdaq National Market under the symbol "GLAD." Our common stock has historically traded at prices above its net asset value. There can be no assurance, however, that such premium to net asset value will be maintained. The following table reflects, by quarter, the high and low closing prices per share of our common stock on the Nasdaq National Market and the dividends we have declared for the last two completed fiscal years and the current fiscal year through July 15, 2004.

	Net Asset Value per share (1)	High	Low	Premium of High to Net Asset Value(2)	Premium of Low to Net Asset Value(2)	Dividend Declared(3)
FY 2002
First Quarter	$12.98	$19.10	$15.90	$6.12	$2.92	$0.18
Second Quarter	$12.91	$18.05	$16.60	$5.14	$3.69	$0.21
Third Quarter	$12.91	$19.52	$17.10	$6.61	$4.19	$0.21
Fourth Quarter	$12.97	$18.74	$16.00	$5.77	$3.03	$0.21
FY 2003
First Quarter	$12.98	$17.00	$14.90	$4.02	$1.92	$0.23
Second Quarter	$13.09	$16.78	$15.55	$3.69	$2.46	$0.25
Third Quarter	$13.04	$20.50	$16.25	$7.46	$3.21	$0.29
Fourth Quarter	$12.97	$20.52	$18.76	$7.55	$5.79	$0.33
FY 2004
First Quarter	$12.79	$22.84	$19.55	$10.05	$6.76	$0.33
Second Quarter	$12.98	$23.50	$21.34	$10.52	$8.36	$0.33
Third Quarter (4)	—	$22.55	$19.16	—	—	$0.345
Fourth Quarter (through July 15, 2004) (4)	—	$20.94	$20.05	—	—	$0.36

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

(3)
For fiscal years 2002 and 2003, dividends were declared and paid quarterly. For all periods presented thereafter, dividends were declared quarterly but paid monthly. Amounts presented for each fiscal quarter of 2004 represent the cumulative amount of the dividends declared for the months making up such quarter.

(4)
Net asset value per share has not yet been determined for the third fiscal quarter of 2004 or for the fourth fiscal quarter of 2004.

CONSOLIDATED SELECTED FINANCIAL DATA

        The following consolidated selected financial data as of and for the years ended September 30, 2003 and 2002, and the period ended September 30, 2001 is derived from our audited consolidated financial statements. The selected financial data as of and for the six months ended March 31, 2004 and 2003 is derived from our unaudited consolidated financial statements. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this prospectus.

	May 30, 2001 (inception)	Period from inception (May 30, 2001) to September 30, 2001	Year ended September 30, 2002	Year ended September 30, 2003	(Unaudited) Six months ended March 31, 2003	(Unaudited) Six months ended March 31, 2004
Investment income	—	$394,855	$10,455,703	$15,154,874	$7,094,726	$8,335,869
Net investment income (loss)	—	$(92,644)	$7,616,601	$11,295,921	$5,331,746	$6,060,194
Net investment income (loss) per common share (basic)	—	$(0.03)	$0.76	$1.10	$0.60	$0.42
Net investment income (loss) per common share (diluted)	—	$(0.03)	$0.75	$1.09	$0.60	$0.41
Total assets	$652,631	$132,205,486	$172,922,039	$214,566,663	$199,846,757	$244,291,070
Cash dividends declared per common share	—	—	$0.81	$1.10	$0.48	$0.66

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

OVERVIEW

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. In addition, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we extend loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

        We seek out small and medium-sized businesses that meet certain criteria, including (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with a significant ownership interest in the borrower, (4) profitable operations based on the borrower's cash flow, (5) reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and (6) the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by exercise of our right to require the borrower to buy back its warrants. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

        Our loans typically range from $5 million to $15 million, mature in no more than seven years and accrue interest at a fixed or variable rate that exceeds the prime rate. A number of our loans have a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid-in-kind" (or "PIK") interest, and, when earned, we record PIK interest as interest income and add the PIK interest to the principal balance of the loans. The amount of PIK interest accrued and on our books as of March 31, 2004 was approximately $276,000.

        Because our loans will generally be subordinated debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were in fact rated, and therefore we cannot determine whether or not they could be considered to be "investment grade" quality.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. Interest payments are generally made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services, for which we receive fees, through our wholly owned subsidiary, Gladstone Capital Advisers, Inc. Such fees are typically paid in part at the time a prospective portfolio company signs a non-binding term sheet with us, with the remainder paid at the closing of the investments. These fees are generally non-recurring, however in some instances they may have a recurring component. The specific services we provide vary by portfolio company, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital and providing general financial advice. We record these fees as managerial assistance fee revenue in the period in which the fees are earned.

        Our business plan has historically called for managerial assistance fee revenue to equal or exceed our operating expenses (excluding interest expense). During the fiscal years ended September 30, 2003 and 2002 and the six months ended March 31, 2004, we recorded managerial assistance fee revenue of $0.9 million, $1.7 million and $0.6 million, respectively. However, during the fiscal years ended September 30, 2003 and 2002 and the six months ended March 31, 2004, operating expenses (excluding interest expense) exceeded managerial assistance fee revenue by approximately $2.9 million, $1.2 million and $1.7 million, respectively. Because we typically generate managerial assistance fee revenue only when we make new loans, our relatively slow pace of loans during the 2003 and 2002 fiscal years and the first two quarters of fiscal 2004 led to this shortfall.

        Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. These non-binding term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the potential borrower's business and reaching agreement on the legal documentation for the loan. Typically, upon execution of the non-binding term sheet, the potential borrower pays us a non-refundable fee for our services rendered through the date of the non-binding term sheet. We have historically recognized this as management fee revenue upon execution of the non-binding term sheet. Following the externalization of our management, these services will be provided by Gladstone Management, which will receive substantially all of the fees associated with these services. In the future, we may provide certain services to our portfolio companies in addition to those provided by Gladstone Management, for which we may receive fees.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the proposed transaction. Any amounts collected are recognized as "other income" in the quarter in which such reimbursement is received. Also, in the event that we have incurred significant legal fees in connection with the transaction, we will typically also seek reimbursement for these expenses from the proposed borrower. Following our engagement of Gladstone Management, any amounts collected for expenses incurred by Gladstone Management in connection with unconsummated investments will be reimbursed to Gladstone Management. Amounts collected for these expenses incurred by us will continue to be reimbursed to us. However, there can be no guarantee that we will be successful in collecting any such reimbursements.

        The only significant continuing revenue associated with the investments we have already closed is interest income and, potentially, capital gains realized in connection with the liquidation of any associated equity interest (e.g., warrants). While in some instances we may also receive on-going managerial assistance fee revenue in connection with a consummated investment, any such amounts are insignificant.

        The general economic climate during the six months ended March 31, 2004 and the previous fiscal year ended September 30, 2003 was unfavorable. Many businesses saw their sales and business prospects decline during this time. Consequently, many of these companies were forced to lay off employees and engage in other cost cutting measures. As a result of the difficult business climate, we determined it prudent to proceed cautiously in making loans during these periods. Since our initial public offering in August 2001, we have made 28 different loans to, or investments in, 17 companies for a total of approximately 168.9 million, of which 23 loans to, or investments in, 14 companies remained outstanding in an aggregate principal amount of $140.6 million as of March 31, 2004.

        In spite of the economic environment, we are earnestly working toward the consummation of more investments. These prospective loans are subject to, among other things, the satisfactory completion of our due diligence investigation of each borrower, acceptance of terms and structure and necessary consents. With respect to each prospective loan, we will only agree to provide the loan if, among other things, the results of our due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. Our management has initiated its due diligence investigations of the potential borrowers, however we can not assure you that we will not discover facts in the course of completing our due diligence that would render a particular investment imprudent or that any of these loans will actually be made.

        In July 2003, we entered into an expense sharing arrangement with Gladstone Management Corporation ("Gladstone Management"), a registered investment adviser that serves as the external adviser to Gladstone Commercial Corporation, a real estate investment trust affiliated with us. Under this expense sharing arrangement, Gladstone Management reimburses Gladstone Capital Advisers for a portion of our total payroll and benefits expenses (based on the percentage of total hours worked by each employee on Gladstone Commercial matters). Gladstone Management also reimburses Gladstone Capital Advisers for its pro rata portion of all other general expenses (based on the percentage of total hours worked by all employees on Gladstone Commercial matters). Gladstone Management further passes its share of these expenses along to Gladstone Commercial under a separate advisory agreement. As a result of this expense sharing arrangement, certain of our expenses declined during the six months ended March 31, 2004. Until the time of externalization of our management as described below, we expect that these expenses will continue to be somewhat lower in the future periods than they have historically been. However, until externalization, the actual amount by which our expenses decline in future periods will depend upon the relative time that our personnel spend on our and Gladstone Commercial matters. Following our engagement of Gladstone Management, Gladstone Management will pay its payroll, benefits, and general expenses directly. Thus, the expense sharing arrangement between Gladstone Capital Advisers and Gladstone Management will terminate upon the externalization of our management.

        At our 2004 annual meeting of stockholders a proposal to enter into an advisory agreement with Gladstone Management, whereby we would pay Gladstone Management an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets, payable in quarterly increments of 0.1875%. We would continue to pay direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses. Under the proposed advisory agreement, Gladstone Management will also provide the managerial assistance services that we have historically made available to our portfolio companies, and we will receive substantially all of the fees associated with such services. In the future, we may provide certain services to our portfolio companies in addition to those provided by Gladstone Management, for which we may receive fees. While we expect to engage Gladstone Management later in fiscal year 2004, we cannot determine with certainty when this engagement will take effect. "See Compensation of Directors and Executive Officers—Employment Agreements—Impact of Engagement of Gladstone Management Corporation" and "Business—Investment Adviser."

Critical Accounting Policies

        Our accounting policies are more fully described in the footnotes to our consolidated financial statements contained elsewhere in this prospectus. As disclosed in the footnotes to our consolidated financial statements, the preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Refer to note 2 "Summary of Significant Accounting Policies" in the "Notes to Financial Statements" for the fiscal year ended September 30, 2003 contained elsewhere in this prospectus. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        We value our investment portfolio each quarter. Members of our portfolio management team prepare the portfolio company valuations using the most recent portfolio company financial statements and forecasts. These individuals also consult with the respective principal who originated the portfolio investment to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development, and other operational issues. As of March 31, 2003, we engaged S&P to help evaluate the value of the majority of our loan securities. Since June 30, 2003, our S&P engagement includes evaluations on exit fees (conditional interest included in some loan securities). We and S&P only evaluate the value of an exit fee if the probability of receiving the exit fee on a given loan is above 6-8%, a threshold of significance, in which case a value is assigned. Upon completing the data collection, the valuation data is presented to S&P. S&P makes its independent assessment of the data and assesses its own data to determine market values for the securities. With regard to its work, S&P has issued the following paragraph:

    S&P provides evaluated price opinions which are reflective of what S&P believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects S&P's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, S&P cannot guarantee these evaluations. The evaluations reflect the market prices, or estimate thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, S&P cannot guarantee their accuracy.

        With our assessment and S&P value estimates as a backdrop, our board of directors votes to accept or not accept the analyses and values recommended by management and S&P. At December 31, 2003, our board of directors elected to accept the valuations recommended by S&P on those loans as denoted on the Schedule of Investments in the Consolidated Financial Statements. Because there is a lag between when we close a loan and when the loan can be evaluated by S&P, new loans are not valued immediately by S&P; rather, our board of directors makes its own determination about the value of the loan in accordance with our valuation policy. Because S&P does not provide values for mortgage loans or equity securities, the directors also determine fair value of these using the valuation policy.

        General Valuation Policy.    We carry our investments at fair value, as determined by our board of directors. Securities that are publicly traded, if any, are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded or for which we have various degrees of trading restrictions, are valued at fair value as determined in good faith by our board of directors. In making the good faith determination of the securities, we start with the cost basis of the security, which includes the amortized original issue discount, exit fee (defined interest) and PIK interest, if any. We then apply the methods set out below in "Valuation Methods." Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. No single standard for determining fair value in good faith exists since fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

        Credit Information.    We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We require our portfolio companies to provide annual audited and monthly, unaudited financial statements. Using these statements, we calculate and evaluate the credit statistics. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their cash flow statements to reflect the pro forma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

        Loan Grading and Risk Rating.    As of December 31, 2002 we expanded the scale of our loan grading system from one that had a scale of 1 to 4, to a scale that uses 0 to 10. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. We risk rate each of our debt securities. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        We seek to have our risk rating system mirror the risk rating systems of major risk rating organizations such as those provided by nationally recognized statistical rating organizations ("NRSRO") as defined in Rule 2a-7 under the 1940 Act. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system provides the same risk rating as a NRSRO. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because we have established our system to rate debt securities of companies that are unrated by any NRSRO there can be no assurance that the correlation to the NRSRO set out below is accurate. It is our understanding that most debt securities of middle market companies do not exceed the grade of BBB on a NRSRO scale; so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation BBB (Baa2) as the best risk rating.

Company's System	First NRSRO	Second NRSRO	Gladstone Capital's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22.0% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10.0% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a Payment Default: and the EL is greater than 20%

(a)
The default rates above are for a ten year term debt. If the maturity of the borrower's debt security is less than ten years then the probability of default is adjusted to a lower percentage for the shorter period which may move the security higher on the company's risk rating scale.

        At September 30, 2002, all debt investments were grade 3 under the 1-to-4 loan grading system. The rating of 3 on the 1-4 system means that the portfolio companies were performing as agreed and they had paid on time. Using the expanded scale, at March 31, 2003, June 30, 2003, September 30, 2003 and March 31, 2004 the average, weighted average and highest rated loan and lowest rated loan were as follows:

Rating	March 31, 2003	June 30, 2003	September 30, 2003	March 31, 2004
Average	7.7	7.7	7.8	7.7
Weighted Average	7.7	7.6	7.6	7.7
Highest	9.0	9.0	9.0	9.0
Lowest	6.0	6.0	6.0	6.0

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default using the expanded risk rating scale.

        Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. To date we have not placed any investments on non-accrual. At March 31, 2004, September 30, 2003 and September 30, 2002, no payments were past due on any of our debt securities. We do not risk rate our equity securities.

        Valuation Methods.    For debt securities, we first determine if there is a market for the debt security. If there is a market, then we will determine the value based on the market prices for the security, even if that market is not robust. At March 31, 2004, Burt's Bees was traded in a public market and the valuation reflects the market price at March 31, 2004. At September 30, 2003 and September 30, 2002 there was no market for any of the debt securities in our portfolio. If there is no market for the debt securities, then we begin with the risk rating designation of the security described above. Using the risk rating designation above, we seek to determine the value of the security as if we intended to sell the security in a current sale. To determine the current sale price of the security, we may use some or all of the following items: financial standing of the issuer of the security, comparison of the business and financial plan of the issuer with actual results, the cost of the security, the size of the security held as it relates to the liquidity of the market for such securities, contractual restrictions on the disposition of the security, pending public offering of the issuer of the security, pending reorganization activity affecting the issuer such as mergers or debt restructuring, reported prices of similar securities of the issuer or comparable issuers, ability of the issuer to obtain needed financing, changes in the economy affecting the issuer, recent purchases or sale of a security of the issuer, pricing by other buyers or sellers of similar securities, financial statements of the borrower, the type of security, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, the collateral, the issuer's ability to make payments, the current and forecasted earnings of the issuer, sales to third parties of similar securities, statistical ratios compared to lending standards, statistical ratios compared to other similar securities and other pertinent factors.

        For equity securities, we first determine if there is any market for the equity security. If there is a market, then we determine the value based on the market prices for the security, even if that market is not robust. At March 31, 2004, September 30, 2003 and September 30, 2002 there was no market for any of the equity securities we owned. If there is no market for the equity securities, then we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques consist of: discounted cash flow of the expected sales price in the future, the value of the securities based on the recent sale of comparable transactions and a review of similar companies that are publicly traded and the market multiple of their equity securities. At

March 31, 2004 we had $37,000 invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $140,589,669.

        At March 31, 2004, The Home Care Supply, Inc. senior loan had an appreciation of $696,600 in its value as a result of the value applied to the exit fee. Further, the value of our warrants in Finn Corporation had an appreciation of $398,649 at March 31, 2004. This appreciation plus an increase of $60,000 on the America's Water Heater Rentals investment and $8,667 on the Burt's Bees investment totals $1,163,926 and partially offsets depreciation of $3,249,303.

Managerial Assistance Fees

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. We provide managerial assistance to our portfolio companies in connection with our investments through our wholly-owned subsidiary, Gladstone Capital Advisers, Inc. and receive fees for our managerial assistance services. These fees are normally paid at the closing of our investments in our portfolio companies, are generally non-recurring and are recognized as revenue when earned. The managerial assistance services we provide vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice. From time to time, we are invited to participate as a co-lender in a transaction. In the event that we do not provide significant managerial assistance services in connection with our investment, loan fees paid to us in such situations are deferred and amortized over the life of the loan. Following our transition to external management, these managerial assistance services will be made available by Gladstone Management, and Gladstone Management will receive substantially all of the fees associated with these services. See "Business—Investment Adviser."

RESULTS OF OPERATIONS

COMPARISON OF THE THREE MONTHS ENDED MARCH 31, 2004 TO THE THREE MONTHS ENDED MARCH 31, 2003

Investment Income

        Investment income for the three months ended March 31, 2004 was approximately $4.4 million as compared to $3.9 million for the three months ended March 31, 2003. This increase was primarily a result of increased interest income from an increased number of investments as compared to the same period of the prior year.

        Interest income from our investments in debt securities of private companies was approximately $3.9 million, including $138,000 of PIK interest, for the three months ended March 31, 2004 as compared to $3.3 million for the three months ended March 31, 2003, which included $224,000 of PIK interest. This increase was primarily a result of an increase in investments of $39.3 million at March 31, 2004 as compared to investments at March 31, 2003.

        The weighted average yield on our portfolio for the three months ended March 31, 2004 was 11.80% (without giving effect to PIK interest) and 13.07% (after giving effect to PIK interest). The weighted average yield on our portfolio for the three months ended March 31, 2003 was 14.69% (without giving effect to PIK interest) and 15.89% (after giving effect to PIK interest).

        Interest income from invested cash and cash equivalents for the three months ended March 31, 2004 was approximately $17,000, as compared to $113,000 for the three months ended March 31, 2003. This decrease was primarily a result of the $62.5 million of new investments made between March 31, 2003 and March 31, 2004.

        For the three months ended March 31, 2004 and March 31, 2003, we recorded approximately $110,000 in interest income from loans to our employees in connection with the exercise of employee stock options. In March 2004 we extended a $350,000 loan to an employee for the exercise of employee stock options.

        Managerial assistance fees were $356,000 for the three months ended March 31, 2004, as compared to $358,000 for the three months ended March 31, 2003. This decrease stemmed from the closing of a $14.5 million investment (Woven Electronics Corp.) with such fees during the three months ended March 31, 2004 as compared to closing $17.5 million of investments (America's Water Heater Rentals, LLC and Wingstop Restaurants International, Inc.) with such fees during the three months ended March 31, 2003.

Operating Expenses

        Operating expenses for the three months ended March 31, 2004 were approximately $1.2 million, as compared to approximately $940,000 for the three months ended March 31, 2003. This increase was mainly a result of an increase in professional fees, directors fees, financing fees, and interest expense.

        Salaries and benefits for the three months ended March 31, 2004 were approximately $420,000, as compared to approximately $478,000 for the three months ended March 31, 2003. Although employee headcount increased for the quarter ended March 31, 2004 as compared to March 31, 2003, the salaries and benefits expense decreased due to the expense sharing arrangement with Gladstone Management which allocates expenses based on each employee's time to Gladstone Commercial Corporation.

        Rent expense for the three months ended March 31, 2004 were approximately $34,000, as compared to approximately $55,000 for the three months ended March 31, 2003. The decrease in rent is due to the expense sharing arrangement with Gladstone Management which allocates general expenses based on a ratio of all employees time allocated to Gladstone Commercial Corporation to total time spent.

        Professional fees, consisting primarily of legal and audit fees, for the three months ended March 31, 2004 were approximately $282,000, as compared to approximately $87,000 for the three months ended March 31, 2003. The increase is due to an increase in legal fees in connection with the proxy statement and quarterly report reviews.

        Directors' fees for the three months ended March 31, 2004 were approximately $33,000, as compared to approximately $21,000 for the three months ended March 31, 2003. The increase is due to an increase in the number of directors during the three months ended March 31, 2004 as compared to March 31, 2003.

        Insurance expense for the three months ended March 31, 2004 was approximately $63,000, as compared to approximately $74,000 for the three months ended March 31, 2003. The decrease is due to the expense sharing arrangement with Gladstone Management which allocates general expenses based on a ratio of all employees time allocated to Gladstone Commercial Corporation to total time spent each month.

        Stockholder related costs for the three months ended March 31, 2004 were approximately $67,000, as compared to approximately $74,000 for the three months ended March 31, 2003. The decrease is mainly due to a decline in printing fees as compared to the prior period.

        Financing fees consist of the related service fees associated with the line of credit, backup service, interest rate cap agreement and the amortization of deferred financing costs. Financing fees for the three months ended March 31, 2004 were approximately $149,000. There were no financing fees incurred the three months ended March 31, 2003 as these line of credit and related expenses were not incurred until May 2003.

        Interest expense for the three months ended March 31, 2004 was approximately $25,000 and was incurred on borrowings from our line of credit. There was no interest expense for the three months ended March 31, 2003.

        General and administrative expenses, consisting primarily of office operations, travel, and data communications expenses, for the three months ended March 31, 2004 were approximately $173,000, as compared to approximately $152,000 for the three months ended March 31, 2003. This increase was primarily a result of the related expenses from increased operations during the three months ended March 31, 2004 as compared to the three months ended March 31, 2003. General and administrative expenses are also in accordance with the new management advisory agreement which allocates general expenses based on a ratio of all employees time allocated to Gladstone Commercial Corporation to total time spent.

Realized Gain on Sale of Investment

        During the three months ended March 31, 2004, we bought and sold a $1.0 million investment in Metokote Corporation for a gain of $12,500.

Net Increase in Stockholders' Equity from Operations

        Overall, we had a net increase in stockholders' equity resulting from operations of $2,828,583 for the three months ended March 31, 2004. Based on a weighted-average of 10,087,615 (basic) and 10,375,281 (diluted) shares outstanding, our net increase in stockholders' equity from operations per weighted average common share for the three months ended March 31, 2004 was $0.28 for basic earnings and $0.27 for diluted earnings.

        For the three months ended March 31, 2003, we realized a net increase in stockholders' equity resulting from operations of approximately $3.7 million. Based on a weighted-average of 10,071,844 (basic) and 10,100,062 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per common share for the three months ended March 31, 2003 was $0.36 for both basic and diluted.

COMPARISON OF THE SIX MONTHS ENDED MARCH 31, 2004 TO THE SIX MONTHS ENDED MARCH 31, 2003

Investment Income

        Investment income for the six months ended March 31, 2004 was approximately $8.3 million as compared to $7.1 million for the six months ended March 31, 2003. This increase was primarily a result of increased interest income from an increased number of investments as compared to the same period of the prior year.

        Interest income from our investments in debt securities of private companies was approximately $7.4 million, including $276,000 of PIK interest, for the six months ended March 31, 2004 as compared to $6.2 million, including $435,000 of PIK interest, for the six months ended March 31, 2003. This increase was primarily a result of an increase in investments of $39.3 million at March 31, 2004 as compared to investments at March 31, 2003.

        The weighted average yield on our portfolio for the six months ended March 31, 2004 was 12.10% (without giving effect to PIK interest) and 12.93% (after giving effect to PIK interest). The weighted average yield on our portfolio for the six months ended March 31, 2003 was 13.31% (without giving effect to PIK interest) and 14.21% (after giving effect to PIK interest).

        Interest income from invested cash and cash equivalents for the six months ended March 31, 2004 was approximately $66,000, as compared to $312,000 for the six months ended March 31, 2003. This decrease was primarily a result of the $62.5 million of new investments made between March 31, 2003 and March 31, 2004.

        For the six months ended March 31, 2004 and March 31, 2003, we recorded approximately $218,000 and $219,000, respectively, in interest income from loans to our employees in connection with the exercise of employee stock options. In March 2004 we extended a $350,000 loan to an employee for the exercise of employee stock options.

        Managerial assistance fees were $611,000 for the six months ended March 31, 2004, as compared to $358,000 for the six months ended March 31, 2003. This increase was mainly attributable to the closing of the GQM Acquisition Corp. and Woven Electronics Corp. investments with such fees during the six months ended March 31, 2004.

Operating Expenses

        Operating expenses for the six months ended March 31, 2004 were approximately $2.3 million, as compared to approximately $1.8 million for the six months ended March 31, 2003. This increase was primarily a result of an increase in professional fees, directors fees, stockholder related costs, financing fees and interest expense.

        Salaries and benefits for the six months ended March 31, 2004 were approximately $810,000, as compared to approximately $911,000 for the six months ended March 31, 2003. Although employee headcount increased for the quarter ended March 31, 2004 as compared to March 31, 2003, the salaries and benefits expense decreased due to the expense sharing arrangement with Gladstone Management which allocates expenses based on each employees time to Gladstone Commercial Corporation.

        Rent expenses for the six months ended March 31, 2004 were approximately $72,000, as compared to approximately $109,000 for the six months ended March 31, 2003. The decrease in rent is due to the expense sharing arrangement with Gladstone Management which allocates general expenses based on a ratio of all employees time allocated to Gladstone Commercial Corporation to total time spent.

        Professional fees, consisting primarily of legal and audit fees, for the six months ended March 31, 2004 were approximately $460,000, as compared to approximately $201,000 for the six months ended March 31, 2003. The increase is due to a rise in legal fees associated with the proxy statement and review of the quarterly reports.

        Directors' fees for the six months ended March 31, 2004 were approximately $57,000, as compared to approximately $34,000 for the six months ended March 31, 2003. The increase is due to an increase in the number of directors during the six months ended March 31, 2004 as compared to March 31, 2003.

        Insurance expense for the six months ended March 31, 2004 was approximately $137,000, as compared to approximately $145,000 for the six months ended March 31, 2003. The decrease is due to the expense sharing arrangement with Gladstone Management which allocates general expenses based on a ratio of all employees time allocated to Gladstone Commercial Corporation to total time incurred each month.

        Stockholder related costs for the six months ended March 31, 2004 were approximately $120,000, as compared to approximately $111,000 for the six months ended March 31, 2003. The increase is mainly due to the printing of the 2004 annual report to stockholders and proxy statement.

        Financing fees consist of the related service fees associated with the line of credit, interest rate cap agreement, backup service and the amortization of deferred financing costs. Financing fees for the six months ended March 31, 2004 were approximately $294,000. There were no financing fees incurred during the six months ended March 31, 2003 as these line of credit and related service expenses were not incurred until May 2003.

        Interest expense for the three months ended March 31, 2004 was approximately $25,000 and was incurred on borrowings from our line of credit. There was no interest expense for the six months ended March 31, 2004.

        General and administrative expenses, consisting primarily of office operations, travel, and data communications expenses for the six months ended March 31, 2004 were approximately $300,000, as compared to approximately $251,000 for the six months ended March 31, 2003. This increase was primarily a result of the related expenses from increased operations during the six months ended March 31, 2004 as compared to the six months ended March 31, 2003. General and administrative expenses are also in accordance with expense sharing agreement with Gladstone Management which allocates general expenses based on a ratio of all employees time allocated to Gladstone Commercial Corporation to total time spent.

Realized Gain on Sale of Investment

        During the three months ended March 31, 2004, we bought and shortly thereafter sold a $1.0 million investment in Metokote Corporation for a gain of $12,500.

Net Increase in Stockholders' Equity from Operations

        We had a net increase in stockholders' equity resulting from operations of $4,209,657 for the six months ended March 31, 2004. Based on a weighted-average of 10,084,729 (basic) and 10,354,405 (diluted) shares outstanding, our net increase in stockholders' equity from operations per common share for the six months ended March 31, 2004 was $0.42 for basic earnings and $0.41 for diluted earnings.

        For the six months ended March 31, 2003, we realized a net increase in stockholders' equity resulting from operations of approximately $6.1 million. Based on a weighted-average of 10,071,844 (basic) and 10,112,129 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per common share for the six months ended March 31, 2003 was $0.60 for both basic and diluted.

COMPARISON OF THE FISCAL YEARS ENDED SEPTEMBER 30, 2003 AND SEPTEMBER 30, 2002

Investment Income

        Investment income for the fiscal year ended September 30, 2003 was $15.2 million as compared to $10.5 million for the fiscal year ended September 30, 2002. This increase is primarily a result of increased interest income from an increase in the amount of investments. These debt securities provide a higher yield than the short-term investment grade securities.

        Interest income from our investments in debt securities of private companies was approximately $13.2 million, including $781,000 of PIK interest, for the fiscal year ended September 30, 2003 as compared to $6.6 million for the fiscal year ended September 30, 2002, including $462,000 of PIK interest. This increase was primarily the result of approximately $47.0 million of new investments for the fiscal year ended September 30, 2003.

        The weighted average yield on our portfolio for the fiscal year ended September 30, 2003 was 13.14% (without giving effect to PIK interest) and 13.86% (after giving effect to PIK interest). The weighted average yield on our portfolio for the fiscal year ended September 30, 2002 was 13.82% (without giving effect to PIK interest) and 14.79% (after giving effect to PIK interest). The yields were computed based on the cost value of the investment portfolios.

        Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2003 was approximately $466,000, as compared to approximately $1.6 million for the fiscal year ended September 30, 2002. This decrease was primarily a result of $47.0 million of new investments.

        For the fiscal year ended September 30, 2003, we recorded approximately $438,000 in interest income from loans to our employees in connection with the exercise of employee stock options, as compared to approximately $433,000 in interest income from such loans for the fiscal year ended September 30, 2002. During the year ended September 30, 2003, one loan was repaid in full and a new loan was entered into as a result of an employee stock option exercise.

        Managerial assistance fees were approximately $886,000 for the fiscal year ended September 30, 2003 and $1.7 million for the fiscal year ended September 30, 2002. Fee income for each of the fiscal years ended September 30 consists primarily of managerial assistance fees received in connection with investments we closed during the respective fiscal year. During the fiscal year ended September 30, 2003, we closed five new loans compared to eight from the prior fiscal year.

        Other income was approximately $117,000 for the fiscal year ended September 30, 2003 and $131,000 for the fiscal year ended September 30, 2002. For the fiscal year ended September 30, 2003, this amount was comprised of $60,000 in waiver fees for certain loan covenants, $30,000 in early principal payment penalty fees, $25,000 in up-front fees for a proposed investment and $2,000 in other income. For the fiscal year ended September 30, 2002, this amount was comprised of approximately $81,000 in up-front fees received in connection with five proposed investments that ultimately were not consummated and approximately $50,000 in other fees.

Operating Expenses

        Operating expenses for the fiscal year ended September 30, 2003 were approximately $3.9 million, compared to approximately $2.8 million for the fiscal year ended September 30, 2002. This increase was primarily a result of the increase in personnel, new office space acquired in September 2002, increased operations and financing fees incurred in connection with the credit line facility we established in fiscal year 2003.

        Salaries and benefits for the fiscal year ended September 30, 2003 were approximately $2.0 million, as compared to approximately $1.4 million for the fiscal year ended September 30, 2002. The primary reason for the increase was the hiring additional employees during the year. We expect salaries and benefits to continue to increase as we hire additional personnel as operations expand.

        Rent expense for the fiscal year ended September 30, 2003 was approximately $210,000 as compared to $125,000 for the fiscal year ended September 30, 2002. This increase is due to the new office space acquired in September 2002.

        Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2003 were approximately $410,000 as compared to approximately $550,000 for the fiscal year ended September 30, 2002. This decrease is the result of a decline in legal fees during fiscal year 2003.

        Directors fees for the fiscal year ended September 30, 2003 were approximately $74,000, as compared to approximately $22,000 for the fiscal year ended September 30, 2002. The increase is due to the increase in the annual directors fees as well as the increase in the number of meetings during the year and the addition of new board members.

        General insurance expense for the fiscal year ended September 30, 2003 was approximately $276,000 as compared to $206,000 for the fiscal year ended September 30, 2002. The majority of this increase is due to an increase in directors' and officers' insurance premiums as insurance carriers have increased their premiums in the wake of the increase in high profile corporate fraud and mismanagement as well as the Sarbanes-Oxley Act of 2002.

        Stockholder related costs for the fiscal year ended September 30, 2003 were approximately $143,000 as compared to $104,000 for the fiscal year ended September 30, 2002. These costs include printing charges related to annual reports and proxy solicitations as well as other stockholder required communications such as the electronic filings of SEC reports.

        Financing fees for the fiscal year ended September 30, 2003 were approximately $222,000. This is the first year in which these charges were incurred. These fees represent the related service fees associated with the our line of credit, backup service and the amortization of deferred financing costs.

        General and administrative expenses, consisting primarily of office operations, travel and data communications, for the fiscal year ended September 30, 2003 were approximately $507,000, as compared to approximately $464,000 for the fiscal year ended September 30, 2002. These increases were largely related to new employees and the expansion of operations.

Net Increase in Stockholders' Equity from Operations

        We had a net increase in stockholders' equity resulting from operations of approximately $11.1 million for the fiscal year ended September 30, 2003. Based on a weighted-average of 10,072,677 (basic) and 10,188,488 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per common share for the fiscal year ended September 30, 2003 was $1.10 (basic) and $1.09 (diluted).

        For the fiscal year ended September 30, 2002, we realized a net increase in stockholders' equity resulting from operations of approximately $7.6 million. Based on a weighted-average of 10,064,900 (basic) and 10,166,752 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per common share for the fiscal year ended September 30, 2002 was $0.76 (basic) and $0.75 (diluted).

COMPARISON OF THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 TO THE PERIOD FROM INCEPTION (MAY 30, 2001) THROUGH SEPTEMBER 30, 2001

Investment Income

        Investment income for the fiscal year ended September 30, 2002 was approximately $10.5 million as compared to $395,000 for the period from inception (May 30, 2001) through September 30, 2001. This increase was primarily a result of the inclusion of a full year of operations in the results for the 2002 fiscal year as contrasted to our limited operations during the prior period. In addition, during the 2002 fiscal year, we began investing the proceeds of our initial public offering in debt securities of private companies. These debt securities provide a higher yield than the short-term investment grade securities that represented substantially all of our assets as of September 30, 2001.

        Interest income from our investments in debt securities of private companies was approximately $6.6 million for the fiscal year ended September 30, 2002, including $462,000 of PIK interest. Because we did not make any such investments prior to November 2001, we did not record interest income from debt securities of private companies for the period from inception through September 30, 2001.

        The weighted average yield on our portfolio for the fiscal year ended September 30, 2002 was 13.82% (without giving effect to PIK interest) and 14.79% (after giving effect to PIK interest).

        Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2002 was approximately $1.6 million, as compared to approximately $350,000 for the period from inception through September 30, 2001. This increase was primarily a result of our investment of the net proceeds of our initial public offering for the full year. By comparison, the results for the period from inception through September 30, 2001 include interest income earned on the investment of the net proceeds of our initial public offering from August 29, 2001 (the date of the closing of our initial public offering) through September 30, 2001. As we continue to acquire debt securities of private companies, which we anticipate will be at interest rates significantly greater than the rates that we are currently receiving on our deposited cash and cash equivalents, we expect that income from invested cash and cash equivalents will decline as a percentage of total revenue and that interest income from debt securities will increase and become our predominant source of revenue.

        For the fiscal year ended September 30, 2002, we recorded approximately $433,000 in interest income from loans to our employees in connection with the exercise of employee stock options, as compared to approximately $45,000 in interest income from such loans for the period from inception through September 30, 2001. The increase is primarily the result of the inclusion in the results of operations for the year ended September 30, 2002 of a full year of interest income on the majority of such employee loans (which were made at the time of our initial public offering) and, to a lesser extent, the inclusion of interest income on employee loans entered into during the 2002 fiscal year. By comparison, the results for the period from inception through September 30, 2001 include interest earned on such employee loans from the time of exercise of such options (August 23, 2001) through September 30, 2001.

        Managerial assistance fees were approximately $1.7 million for the fiscal year ended September 30, 2002. Fee income for the fiscal year ended September 30, 2002 consists primarily of managerial assistance fees received in connection with investments we closed during the fiscal year. It also includes approximately $47,000 in fees associated with a line of credit we extended to one of our portfolio companies that is no longer outstanding. Because we did not make any investments in debt securities of private companies prior to November 2001, we did not record any managerial assistance fee income for the period from inception through September 30, 2001.

        Other income was approximately $131,000 for the fiscal year ended September 30, 2002. This amount was comprised of approximately $81,000 in up-front fees received in connection with five proposed investments that ultimately were not consummated and approximately $50,000 in other fees. Because we did not experience the termination of any such negotiations during the period from inception through September 30, 2001, we did not record any other income for such period.

Operating Expenses

        Operating expenses for the fiscal year ended September 30, 2002 were approximately $2.8 million, compared to approximately $487,000 for the period from inception through September 30, 2001. This increase was primarily a result of the inclusion of a full year of operations in the results for the 2002 fiscal year, as contrasted to our limited operations during the period from inception through September 30, 2001. However, this increase was partially offset by substantial nonrecurring costs associated with our organization and our commencement of operations incurred during the period from inception through September 30, 2001.

        Salaries and benefits for the fiscal year ended September 30, 2002 were approximately $1.4 million, as compared to approximately $229,000 for the period from inception through September 30, 2001. This increase was primarily a result of the inclusion of a full year of operations in the results for the 2002 fiscal year, as contrasted to our limited operations during the period from inception through September 30, 2001. Salaries and benefits also increased as a result of our hiring additional employees during the year.

        General and administrative expenses, consisting primarily of insurance, office operations, travel and stockholder related expenses, for the fiscal year ended September 30, 2002 were approximately $775,000, as compared to approximately $145,000 during the period from inception through September 30, 2001. This increase was primarily a result of the inclusion of a full year of operations in the results for the 2002 fiscal year, as contrasted to our limited operations during the period from inception through September 30, 2001. General and administrative expense also increased as a result of the general expansion of our operations during the year.

        Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2002 were approximately $550,000, as compared to approximately $72,000 during the period from inception through September 30, 2001. This increase was primarily a result of the inclusion of a full year of operations in the results for the 2002 fiscal year, as contrasted to our limited operations during the period from inception through September 30, 2001.

        Rent expense for the fiscal year ended September 30, 2002 was approximately $125,000, as compared to approximately $3,000 during the period from inception through September 30, 2001. This increase was primarily a result of the inclusion of a full year of operations in the results for the 2002 fiscal year, as contrasted to our limited operations during the period from inception through September 30, 2001. This amount also increased as a result of our relocation of our principal executive offices following the completion of our initial public offering.

        Directors fees for the fiscal year ended September 30, 2002 were approximately $22,000, as compared to approximately $38,000 during the period from inception through September 30, 2001. We anticipate that annual directors fees will approximate $18,000 per non-employee director over time.

Net Increase in Stockholders' Equity Resulting from Operations

        As a result of the investment income and operating expenses described above, we had net increase to stockholders' equity resulting from operations of approximately $7.6 million for the fiscal year ended September 30, 2002. Based on a weighted-average of 10,064,900 (basic) and 10,166,752 (diluted) shares outstanding, our net increase in stockholders' equity resulting from operations per common share for the fiscal year ended September 30, 2002 was $0.76 (basic) and $0.75 (diluted).

        For the period from inception through September 30, 2001, we incurred a net decrease in stockholders' equity resulting from operations of approximately $93,000. Based on a weighted-average of 3,219,525 shares outstanding, our net decrease to stockholders' equity resulting from operations per common share for the period from inception through September 30, 2001 was $(0.03), basic and diluted.

LIQUIDITY AND CAPITAL RESOURCES

        At March 31, 2004, we had investments in debt securities of, or loans to, 14 private companies, totaling approximately $137.4 million, including approximately $276,000 in accrued PIK interest. At September 30, 2003, we had investments in debt securities of, or loans to, eleven private companies totaling approximately $109.5 million, including approximately $807,000 in accrued PIK interest. At September 30, 2002, we had investments in debt securities of, or loans to, seven private companies, totaling approximately $79.7 million of total investment assets, including approximately $400,000 in accrued PIK interest. PIK interest is described in "Overview," and is added to our carrying value of our investments.

        The following table summarizes the contractual principal amortization and maturity of our investment portfolio by fiscal year:

Year	Amount
2004	$1,900,523
2005	$5,386,843
2006	$19,049,459
2007	$39,074,584
2008	$22,463,671
Thereafter	$52,751,578

Total	$140,626,668

        Cash provided by operating activities for the six months ended March 31, 2004, consisting primarily of the items described in "Results of Operations," was approximately $6.1 million. Net cash used in investing activities was approximately $16.1 million during the six months ended March 31, 2004. The net cash used in investing activities was mainly due to the proceeds of $186.2 million from repurchase agreements and principal repayments of $5.2 million from our portfolio companies, offset by new investments of $36.0 million and repayments of repurchase agreements of $171.6 million. Net cash provided by financing activities was approximately $10.6 million for the six months ended March 31, 2004 and consisted mainly of $20.5 million borrowed under our line of credit in order to make two new investments, partially offset by the payment of dividends in the approximate amount of $10 million.

        Cash provided by operating activities for the fiscal year ended September 30, 2003, consisting primarily of the items described in "Results of Operations," was approximately $9.9 million as compared to approximately $7.0 million for the fiscal year ended September 30, 2002. Net cash provided by investing activities was approximately $10.3 million as compared to net cash used in investing activities of approximately $40.2 million for the fiscal year ended September 30, 2002. The net cash provided was due largely in part to $39.2 million provided in connection with the repurchase agreements and the repayments of the repurchase agreements, and principal repayments of $18.0 million, partially offset by $47.0 million of invested cash. At September 30, 2002, the net cash used consisted of investments in our portfolio companies, partially offset by a net increase in cash of approximately $39.2 million in connection with repurchase agreements and the repayment, by our portfolio companies, of principal of approximately $18.4 million. Net cash used in financing activities was approximately $10.9 million for the fiscal year ended September 30, 2003 and consisted of the payment of dividends of $9.8 million and the payment of prepaid financing fees associated with the establishment of our warehouse line of credit of $1.1 million. Net cash used in financing activities was approximately $6.7 million for the fiscal year ended September 30, 2002 and consisted primarily of the payment of dividends of approximately $6.0 million and the repayment of accrued costs of approximately $641,000 associated with our initial public offering.

        During the six months ended March 31, 2004, cash and cash equivalents increased from approximately $101.1 million at the beginning of the period to approximately $101.8 million at the end of the period.

        During the fiscal year ended September 30, 2003, cash and cash equivalents increased from approximately $91.9 million at the beginning of the year to approximately $101.1 million at the end of the year. This increase was largely the result of the repurchase agreement described below.

        During the fiscal year ended September 30, 2002, cash and cash equivalents decreased from approximately $131.8 million at the beginning of the year to approximately $91.9 million at the end of the year. This decrease of approximately $39.9 million was largely the result of our investing activities, partially offset by an increase in cash and cash equivalents in connection with the repurchase agreement described below.

        On March 31, 2004, the Company entered into a Repurchase Agreement with UBS Paine Webber for $93,105,000, which agreement was settled on April 1, 2004. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $95,025,000 and a carrying value of $95,004,939 that matured on April 8, 2004. The interest rate on the Repurchase Agreement was 0.92%. This repurchase agreement was reflected on our balance sheet as of March 31, 2004 as an increase in cash and cash equivalents pledged to creditors of $95.0 million, along with a corresponding liability for approximately $93.1 million. The repurchase agreement was settled on April 1, 2004. In the future, we plan to use a similar form of repurchase agreement as an investment option or in order to satisfy certain asset diversification requirements and maintain our status as a RIC.

        On December 31, 2003, we entered into a repurchase agreement with UBS Paine Webber for approximately $93.1 million. The repurchase agreement was fully collateralized by a United States treasury bill with a fair value of approximately $95.0 million that matured on January 2, 2004. The interest rate on the repurchase agreement was 0.92%. This repurchase agreement was reflected on our balance sheet as of December 31, 2003 as an increase in cash and cash equivalents pledged to creditors of $95.0 million, along with a corresponding liability for approximately the same amount. The repurchase agreement was settled on January 2, 2004.

        On September 30, 2003, we entered into a repurchase agreement (the Repurchase Agreement) with UBS for $78,449,000, which agreement was settled on October 1, 2003. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $80,050,000 and a carrying value of $80,022,249 that matured on October 16, 2003. The interest rate on the Repurchase Agreement was 0.80%. The repurchase agreement was reflected on the consolidated balance sheet at September 30, 2003 as cash and cash equivalents pledged to creditors of $80.0 million and a liability of $78.4 million.

        On September 30, 2002, we entered into a repurchase agreement with UBS Paine Webber for approximately $39.2 million. The repurchase agreement was fully collateralized by a United States treasury bill with a fair value of approximately $40.0 million that matured on October 3, 2002. The interest rate on the repurchase agreement was 1.85%. This repurchase agreement was reflected on our balance sheet as of September 30, 2002 as an increase in cash and cash equivalents pledged to creditors of $39.2 million, along with a corresponding liability for the same amount. The repurchase agreement was settled on October 1, 2002.

        In order to qualify as a regulated investment company and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Internal Revenue Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid a monthly cash dividend of $0.11 per common share for the months of January, February, and March 2004 and October, November and December 2003. We declared and paid quarterly cash dividends of $0.23, $0.25, $0.29 and $0.33 per share on our common stock for the first, second, third and fourth quarters, respectively, of the fiscal year ended September 30, 2003 and $0.18, $0.21, $0.21 and $0.21 per share on our common stock for the first, second, third and fourth quarters, respectively, of the fiscal year ended September 30, 2002.

        Aggregate dividends declared and paid for the 2003 fiscal year were approximately $11.1 million. This resulted in our net investment income exceeding the dividends related to our 2003 fiscal year by $0.3 million.

        Aggregate dividends declared and paid for the 2002 fiscal year were approximately $8.2 million. We declared these dividends based upon our estimate of net operating income for the year. Because of the difficult economic climate during the 2002 fiscal year, our investment pace was slower than we had originally anticipated, and consequently, our net operating income was lower than we had originally projected. This resulted in our dividends related to our 2002 fiscal year exceeding our net operating income for the year by approximately $0.5 million. Additionally, dividends related to our 2002 fiscal year exceeded our current and accumulated earnings and profits and, as a result, a portion of these dividends were treated as a return of capital to our stockholders.

        As of March 31, 2004, we had borrowed $20.5 million under our revolving credit facility with CIBC World Markets. In the future, we anticipate borrowing additional funds and issuing additional equity securities to obtain additional capital.

Revolving Credit Facilities

        Through our wholly-owned subsidiary, Gladstone Business Loan, we have obtained a $100 million revolving credit facility. On May 19, 2003, we executed a Purchase and Sale Agreement pursuant to which we agreed to sell certain loans to Gladstone Business Loan in consideration of a membership interest therein. Simultaneously, Gladstone Business Loan executed a credit agreement with CIBC

World Markets Inc., as administrative agent, and others, pursuant to which Gladstone Business Loan pledged the loans purchased from us to secure future advances by certain institutional lenders. Interest rates charged on the advances under the facility is based on LIBOR, the prime rate or the federal funds rate, depending on market conditions, and will adjust periodically. As of March 31, 2004, our outstanding principal balance under this credit facility was $20.5 million at an interest rate of 2.56%.

        The facility contains covenants that, among other things, require Gladstone Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of June 30, 2004, Gladstone Business Loan was in compliance with all of the facility covenants. We currently intend to securitize all of the loans held by Business Loan and will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility.

        Gladstone Capital Advisers, Inc., our servicing subsidiary, will service the loans pledged under the facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that Gladstone Capital Advisers would comply fully with all of its obligations under the facility. The performance guaranty requires us to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of June 30, 2004, we were in compliance with our covenants under the performance guaranty.

        We also have a $15 million short term revolving line of credit with Branch Banking and Trust Company ("BB&T"). We generally use this line of credit to purchase loans and then contribute these loans to Gladstone Business Loan. Once contributed to Gladstone Business Loan, we generally borrow pursuant to the CIBC credit facility in an amount sufficient to repay the amount outstanding under the BB&T revolving line of credit. The BB&T revolving line of credit accrues interest at a variable rate, which is the One Month LIBOR Rate plus 2.5%. The BB&T revolving line of credit contains a number of covenants and restrictions. As of June 30, 2004, the outstanding principal balance on the BB&T revolving line of credit was approximately $12.3 million and we were in compliance with all of the terms and conditions thereof.

Quantitative and Qualitative Disclosures About Market Risk

        We are subject to financial market risks, including changes in interest rates. We expect that ultimately approximately 50% of the loans in our portfolio will be made at fixed rates, with approximately 50% made at variable rates. As of March 31, 2004 our portfolio has approximately 53% of the total of the loan portfolio cost value at fixed rates, approximately 35% of the total of the loan cost value at variable rates with a floor, and the remaining 12% at variable rates. Currently these variable loans record income based on the minimum rate provision.

        Pursuant to our CIBC line of credit, we have agreed to enter into hedging transactions, and as such we have entered into an interest rate swap agreement in February 2004 as a result of our borrowing under this line of credit. Such transactions will effectively convert our fixed rate portfolio loans into variable rate loans in an effort to mitigate our exposure to increases in interest rates on our borrowings on the line of credit, which will be at variable rates. Furthermore, in the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to securitized loans.

        While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

BUSINESS

        Gladstone Capital Corporation is a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and that commenced its initial public offering on August 24, 2001. We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. Our headquarters are in McLean, Virginia, a suburb of Washington, DC and we have offices in Chicago, Illinois, New York, New York and Pittsburgh, Pennsylvania. We have elected to be treated as a business development company under the 1940 Act.

        David Gladstone, our chairman and chief executive officer, has over 25 years of experience in making loans to, and investing in, small and medium-sized companies at Gladstone Capital Corporation, Allied Capital Corporation and American Capital Strategies Ltd. Allied Capital Corporation is a publicly traded subordinated debt lender and American Capital Strategies is a publicly traded buyout and subordinated debt lender. Mr. Gladstone is no longer affiliated with Allied Capital Corporation or American Capital Strategies Ltd.

        Terry Lee Brubaker, our vice chairman and chief operating officer, has over 25 years of experience in acquisitions and managing companies subsequent to an acquisition. Prior to joining Gladstone Capital Corporation, he was a member of the management team that designed and implemented the acquisition strategy of James River Corporation.

        George Stelljes III, our president and chief investment officer, has over 15 years of experience in making loans to, and investments in small and medium-sized companies at Gladstone Capital Corporation, Allied Capital Corporation and a number of venture capital firms.

        Our chief financial officer, Harry Brill, brings significant experience from his role as the chief accounting officer of Allied Capital where he was responsible for the public filings of a family of five public companies and oversaw the preparation of the operating reports and financial statements of these companies and of three private funds.

        In addition to Messrs. Gladstone, Brubaker and Stelljes, we currently have seven managing directors who are involved in structuring and arranging financing for small and medium-sized businesses. As our business expands, we plan to hire additional managing directors with business lending experience. We believe that the expertise of our investing professionals will help us to be successful in lending to small and medium-sized businesses.

        We typically make loans to companies that are substantially owned by leveraged buyout funds, venture capital funds, or family owned businesses. Messrs. Gladstone, Brubaker and Stelljes and our managing directors have an extensive referral network of venture capitalists, leveraged buyout funds, investment bankers, attorneys, commercial bankers and business and financial brokers. We believe that these entities have been, and will continue to be, an important source of loan opportunities. We intend to enter into additional informal relationships with other leveraged buyout funds and venture capital funds, but we can not assure you that we will be able to do so or that any such relationships will lead to the origination of loans.

        We have two wholly owned subsidiaries, Gladstone Business Loan, which owns our loan investment portfolio, and Gladstone Capital Advisers, Inc. (formerly known as Gladstone Advisers, Inc.), through which we conduct our day-to-day administrative functions and provide managerial assistance to our portfolio companies. However, our stockholders have recently approved a proposal to enter into an advisory agreement with Gladstone Management Corporation, through which Gladstone Management would assume responsibility for providing the services currently provided by Gladstone Capital Advisers. For more information, see "Business—Investment Adviser."

Strategy

        Our strategy is to make loans at favorable interest rates to small and medium-sized businesses that we believe have traditionally been underserved by conventional lenders. We use the loan referral networks of Messrs. Gladstone, Stelljes and Brubaker and of our managing directors to identify and make senior and subordinated loans to selected businesses that we believe do not have sufficient access to traditional sources of lending. We make loans to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control, all of which we believe are typically underserved by banks and other traditional institutional lenders. We believe that our business strategy will enable us to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. In addition, from time to time we might acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we might receive when we make loans. Our financial plan presumes that the net capital gains from the sale of the warrants (as well as other profit enhancements) we receive in connection with our lending activities will exceed any losses we may experience from loans that are not repaid. Our financial plan has historically presumed that the managerial assistance fee income we derive from assisting our portfolio companies will provide us with a source of revenue that approximates our operating expenses (excluding interest expense). However, following the externalization of our management, managerial assistance services will be provided by Gladstone Management, which will receive substantially all of the fees associated with these services. In the future, we may provide certain managerial assistance services in addition to those provided by Gladstone Management, for which we may receive fees. We cannot assure you that we will be able to achieve our investment objectives or that our business strategy will be successful.

        We believe that we are well-positioned to provide financing to small and medium-sized businesses that are undergoing a change of ownership, including management-led and third party leveraged buyouts, and to those businesses that have good growth characteristics. We are not burdened with the capital and other regulatory requirements of the banking and savings and loan industries and we have relatively low overhead and administrative expenses. Moreover, our strategy of accepting warrants to purchase stock of our borrowers and other yield enhancements, such as exit fees, is intended to closely align our interests with those of our portfolio companies, thereby reducing transaction costs, conveying our commitment to the borrowers and enhancing our attractiveness as a financing source. Perhaps most importantly, we believe that we have the experience and expertise to satisfy the financing needs of such businesses. In particular, we believe that we benefit from Mr. Gladstone's 25 years of experience in financing small to medium-sized private businesses, Mr. Stelljes' many years of financing small and medium-sized businesses, and Mr. Brubaker's extensive experience in acquisitions and operations to realize a competitive advantage. We believe that our established network of loan referral sources, consisting of relationships established over many years by Messrs. Gladstone, Stelljes, and Brubaker and our managing directors will generate opportunities to identify and make senior and subordinated loans to selected businesses that satisfy our investment criteria. We intend to enter into additional informal relationships with leveraged buyout funds and venture capital funds, but we can not give any assurance that we will be able to do so. We target small and medium-sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow and potential opportunities for us to realize appreciation and gain liquidity in our various equity positions. We may achieve liquidity in an equity position through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, although we can not assure you that we will always have these rights.

        As a business development company, we make available significant managerial assistance to our portfolio companies. Such assistance typically involves structuring financing for the business, closely monitoring the operations of each borrower, participating in its board and management meetings, being available for consultation with its officers and providing organizational and financial guidance. Following the externalization of our management, these managerial assistance services will be made available to our portfolio companies by Gladstone Management.

        We typically invest in senior, senior subordinated and junior subordinated notes. Our loans typically range from $5 million to $15 million, mature in no more than seven years and accrue interest at a fixed or variable rate that exceeds the prime rate. A number of our loans have a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid in kind" (or "PIK") interest, and, when earned, we record PIK income as interest income and add the PIK interest to the principal balance of the loans.

        Because our loans will generally consist of subordinated debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were in fact rated, and therefore we cannot determine whether or not they could be considered to be "investment grade" quality.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets though we may not have the first claim on these assets. Interest payments on loans we make will generally be made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We will focus on making loans accompanied by warrants to purchase stock in the borrowers. These warrants will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock.

        From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company and thus jeopardize our investment in that borrower.

        As noted above, we expect to receive warrants, to purchase stock, or other yield enhancements in many of our borrowers. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests or other yield enhancements. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower's public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

        In certain cases, we may receive the right, to which we refer as a put right, to require the borrower to repurchase the warrants or other yield enhancements from us. When no public offering is available, we may exercise our put rights to dispose of our equity interest in the borrower, although our ability to exercise put rights may be limited or nonexistent if a business does not have the money to repurchase our warrants or other yield enhancements. Similarly, we anticipate that we may obtain the right, to which we refer as an unlocking right, to require that the borrower purchase our warrants or stock if it rejects a bona fide third party acquisition offer. The unlocking rights may allow us to sell our equity interests back to the borrower at the price offered by the potential acquirer.

        In addition to the put rights and unlocking rights described above, when one of our portfolio companies does go public, we may undertake hedging strategies with regard to our equity interests in it. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Pursuant to our line of credit, we have agreed to enter into hedging transactions, such as interest rate swaps in connection with the borrowings that we make under the line of credit, which we currently expect to begin making in the near future. Such transactions will effectively convert our fixed rate portfolio loans into variable rate loans in an effort to mitigate our exposure to increases in interest rates on our borrowings on the line of credit, which will be at variable rates. Furthermore, in the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to the securitized loans. Hedging strategies do pose risks to us and our stockholders, however we believe that such activities, because they will be limited to only a portion of our portfolio, are manageable.

        Moreover, Section 12(a)(3) of the 1940 Act prohibits us "in contravention of such rules and regulations or orders as [the SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . . to effect a short sale of any security . . . ." However, to date, the SEC has not promulgated regulations under this statute. It is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. We will only engage in any hedging activities in compliance with applicable law and regulations.

Selection of Loan Opportunities

        We have identified certain characteristics that we believe are important to profitably lend to small and medium sized businesses. The criteria listed below provide a general guidepost for our lending and investment decisions, although not all of these criteria may be followed in each instance.

        —Growth. In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to the warrants we acquire in connection with many of our loans.

        —Significant sponsor. We seek businesses in which leveraged buyout funds or venture capital funds have invested. We believe that a business that has a substantial equity sponsor that has made a meaningful investment is a good borrowing candidate.

        —Liquidation value of assets. Although we do not generally intend to operate as an asset-based lender, liquidation value of the assets collateralizing our loans is an important factor in each credit decision. Emphasis is placed both on tangible assets (e.g., inventory, plant, property and equipment) and intangible assets (e.g., accounts receivable, customer lists, networks, databases and recurring revenue streams).

        —Experienced management team. We will generally require that each borrower have a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. We generally will require that a borrower have, at a minimum, a strong chief executive officer and chief financial officer who have demonstrated the ability to accomplish the borrower's objectives and implement its business plan.

        —Profitable or near profitable operations. We focus on borrowers that are profitable or near profitable at the operating level. We do not intend typically to lend to or invest in start-up or other early stage companies, nor do we intend typically to lend to or invest in businesses that are experiencing significant operating problems.

        —Exit strategy. Prior to making a loan for which we receive a warrant to purchase stock of the borrower, we will analyze the potential for the borrower to experience a liquidity event that will allow us to realize value for our equity position. Liquidity events include, among other things, an initial public offering, a private sale of our financial interest, a merger or acquisition of the borrower or a purchase of our equity position by the borrower or one of its stockholders.

Loan Origination Process

        To originate loans, our lending officers use an extensive referral network comprised of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. We intend to enter into additional informal relationships with leveraged buyout funds and venture capital funds, but we can give no assurance that we will be able to do so.

Approval Process

        Our lending professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the potential borrower's historical and projected financial information, interviews with management, employees, customers and vendors of the applicant and background checks and research on the applicant's product, service or particular industry. Upon completion of the due diligence investigation, our financial professional creates a borrower profile summarizing the prospective borrower's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. Our lending professional then presents this profile to our credit committee, which is comprised of Messrs. Gladstone, Brubaker, and Stelljes. Our credit committee must unanimously approve each loan, and each member of our board of directors must review each financing.

Temporary Investments

        Pending investment in other types of "qualifying assets," we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that 70% of our assets are qualifying assets. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation." Typically, we invest in US Treasury bills or in repurchase obligations of a "primary dealer" in government securities, as designated by the Federal Reserve Bank of New York, or of any other dealer whose credit has been established to the satisfaction of our board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. Our custodian, or the correspondent in its account with the Federal Reserve/Treasury Book Entry System, will be required to constantly maintain underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying security were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities. Our board of directors has established procedures, which it will review periodically, requiring us to monitor the creditworthiness of the dealers with which we enter into repurchase agreement transactions.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium sized privately owned businesses. Such competitors include private equity funds, leveraged buyout funds and venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

Employees

        We currently have twenty-one employees. We believe that our relations with our employees are excellent. We intend to hire additional professionals with business lending experience as our business grows and to maintain a relatively low level of overhead by outsourcing most job functions not directly related to marketing, underwriting our investments or executive management. Upon the effectiveness of our engagement of Gladstone Management Corporation as our external investment adviser, we expect that all of our employees will become employees of Gladstone Management and will continue to provide services to us under the terms of our advisory agreement with Gladstone Management. These employees will, however, also continue to be employees of Gladstone Capital in order to remain eligible to receive employee stock options under our Amended and Restated 2001 Equity Incentive Plan.

Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we would become exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock if we borrow money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, except that such an issuance must adhere to the requirements of the 1940 Act. See "Regulation—Business Development Company—Asset Coverage" for a discussion of leveraging constraints.

Securitization

        On February 3, 2003, Gladstone Business Loan, a wholly-owned subsidiary of Gladstone Capital Corporation, was established for the purpose of acquiring and holding certain loans originated by us. On May 19, 2003, Gladstone Business Loan entered into a credit agreement with a group of institutional lenders that provides a $100 million revolving credit facility, the proceeds of which will be used by Gladstone Business Loan to purchase our loans. The sale of our loans to Gladstone Business Loan will make available funds which we can use to make additional loans and increase the size of our loan portfolio. We currently intend to securitize all of the loans held by Gladstone Business Loan and will use the proceeds from the securitization to pay down any amounts outstanding under the revolving credit facility. As of March 31, 2004, the principal amount outstanding under the credit facility was $20.5 million.

Investment Objectives and Policies

        We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. For a fuller explanation of the regulatory framework in which we operate, see "Regulation." The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere in this prospectus, apply at the time we effect a transaction, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction. We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire (provided that we control or make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries. However, it is possible that, as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets.

        We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes. For a discussion of the risks associated with the resulting leverage, see "Business—Leverage" and Risk Factors—Our business is dependent upon external financing which may expose us to the risks associated with leverage."

        We will not (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, (b) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or (c) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (ii) with regard to managing risks associated with publicly-traded securities issued by our portfolio companies, or (iii) with regard to managing the risks associated with interest rate fluctuations); (6) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or (7) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in, any securities issued by any other investment company (except as they may be acquired as part of a merger, consolidation or acquisition of assets). That portion of our investments that is in securities issued by other investment companies may subject our stockholders to additional expenses.

Investment Adviser

        We presently have no investment adviser and are internally managed by our executive officers under the supervision of our board of directors. However, at our 2004 annual meeting of stockholders, our stockholders approved a proposal to engage Gladstone Management Corporation, a registered investment adviser and affiliate of ours, to serve as our external investment adviser.

        Under the proposed advisory agreement with Gladstone Management, we would pay Gladstone Management an annual advisory fee of 1.25%, payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75%, payable in quarterly increments of 0.1875% (the "Proposed Fee").

        Under the proposed advisory agreement, Gladstone Management would (i) manage the investment and reinvestment of our assets, including identifying, evaluating, and structuring such investments;

(ii) continuously review, supervise and administer our investment program to determine in its discretion the securities to be purchased or sold and the portion of our assets to be held uninvested; (iii) offer to provide significant managerial assistance to the issuers of securities in which we invest as required by the 1940 Act and be entitled to retain substantially all managerial assistance fees related to the provision of such assistance; (iv) arrange debt financing for us; (v) provide us with all required records concerning the adviser's efforts on our behalf; and (vi) provide regular reports to our board of directors concerning the adviser's activities on our behalf.

        Once engaged as our adviser, Gladstone Management would manage our day-to-day operations and administration, record keeping and regulatory compliance functions. Gladstone Management would be required to pay for all (i) costs and expenses incurred by it in rendering services to us, including salaries and other employee benefits of its employees who provide our services, and (ii) the cost of office space, equipment, services and similar items required for our day-to-day operations. We would be required to pay all of our operating expenses, except those borne by Gladstone Management.

        Also, in the absence of: (i) willful misfeasance, bad faith or gross negligence on the part of Gladstone Management in the performance of its obligations and duties under the proposed advisory agreement; (ii) reckless disregard by Gladstone Management of its obligations and duties under the proposed advisory agreement; or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), Gladstone Management will not be subject to liability to us, or any of our stockholders for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, its rendering of services under the proposed advisory agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security by Gladstone Management on our behalf.

        The proposed advisory agreement provides that it may be terminated by our board of directors, the holders of a majority of our outstanding voting securities, or Gladstone Management at any time without penalty upon 60 days prior written notice. The proposed advisory agreement automatically terminates in the event of its "assignment" (as such term is defined in the 1940 Act).

        The same individuals who currently manage our portfolio will continue to manage the portfolio if Gladstone Management is engaged as our investment adviser.

        Once implemented and unless earlier terminated as described above, the proposed advisory agreement will remain in full force and effect through February 18, 2006, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by both (i) our board of directors or by the vote of a majority of our outstanding voting securities (as defined in the 1940 Act), and (ii) the vote of a majority of our directors who are not parties to the proposed advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Information About Gladstone Management

        Gladstone Management, a Delaware corporation, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Its principal business address is 1750 Tysons Blvd., 4th Floor, McLean, VA 22102.

        Gladstone Management is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of Gladstone Management. Terry Lee Brubaker, our vice chairman, director and chief operating officer, is a member of the board of directors of Gladstone Management and its president and chief operating officer. George Stelljes III, our president and chief investment officer, is a member of the board of directors of Gladstone

Management and its chief investment officer. Harry Brill, our chief financial officer, is the chief financial officer of Gladstone Management.

        Gladstone Management provides investment advisory and administrative services to Gladstone Commercial Corporation, a real estate investment trust, of which all of our directors and executive officers serve as either directors or executive officers, and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. In the future, Gladstone Management may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of March 31, 2004, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis (1)	Cost or Initial Value of Investment	Value of Investment as of March 31, 2004
America's Water Heater Rentals, LLC 850 Tech Center Drive Gahanna, OH 43230	Water heater rentals and servicing	Sr. Term Debt (2)	—	$12,000,000	$12,060,000
ARI Holdings, Inc. 1600 N. Kramer Blvd. Anaheim, CA 92806	Manufacturing auto parts	Second Lien Term Debt Sr. Term Debt	— —	$3,583,675 $1,387,500	$3,243,226 $1,332,000
Burt's Bees, Inc. 701 Distribution Drive Durham, NC 27709	Personal and household products	Sr. Term Debt	—	$991,667	$1,000,344
Coyne International Enterprises Corp. 140 Cortland Avenue Syracuse, NY 13202	Industrial services	Sr. Term Debt (2)	—	$15,578,330	$15,403,074
Finn Corporation 9281 LeSaint Drive Fairfield, OH 45014	Manufacturing landscape equipment	Sr. Subordinated Term Debt Common Stock Warrants	— 2%	$10,500,000 $37,000	$9,121,875 $435,649
Fugate & Associates, Inc. 2101 West 12th St Erie, PA 16505	Imaging supplies	Sr. Term Debt (2) Sr. Term Debt	— —	$3,237,500 $1,499,999	$3,213,219 $1,494,374
Gammill, Inc. F/k/a GQM Acquisition Corp. 1452 W. Gibson West Plains, MO 65775	Designer and assembler of quilting machines and accessories	Sr. Term Debt Sr. Term Debt (2)	— —	$7,312,500 $7,000,000	$7,312,500 $7,000,000
Home Care Supply, Inc. 2155 IH-10 East Beaumont, TX 77701	Medical equipment rental	Sr. Term Debt (2)	—	$18,000,000	$18,696,600
Inca Metal Products Corporation Kingway Acquisition, Inc. Clymer Acquisition, Inc. 501 East Purnell St. Lewisville, TX 75067	Material handling and storage products	Sr. Term Debt (2)	—	$2,488,163	$2,239,347
Marcal Paper Mills, Inc. One Market Street Elmwood Park, NJ 07407	Manufacturing paper products	Sr. Subordinated Term Debt First Mortgage Debt	— —	$6,800,000 $9,210,334	$6,205,000 $9,210,334

MedAssets, Inc. 100 North Point Center East Suite 150 Alpharetta, GA 30022	Group purchasing organization serving the healthcare market	Second Lien Term Debt	—	$6,000,000	$6,000,000
Mistras Holdings Corp. 195 Clarksville Road Princeton Junction, NJ 08550	Nondestructive testing instruments, systems and services	Sr. Term Debt(2) Sr. Term Debt(2)	—	$10,000,000 $5,000,000	$9,775,000 $4,837,500
Wingstop Restaurants International, Inc 1234 Northwest Highway Garland, TX 75041	Restaurant franchisor	Sr. Term Debt Senior Debt	— —	$3,500,000 $2,000,000	$3,473,750 $1,987,500
Woven Electronics Corporation 1001 Old Stage Road Greenville, SC 29681	Supplier of custom engineered electrical products	Sr. Term Debt (2) Sr. Term Debt (2) Sr. Term Debt (2)	— — —	$2,500,000 $6,000,000 $6,000,000	$2,500,000 $6,000,000 $6,000,000

Totals				$140,626,669	$138,541,292

(1)
Percentages shown for warrants held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants.

(2)
Last out tranche of senior debt, meaning if the borrower is liquidated, we would receive proceeds from the liquidaiton after the other senior debt holders' claims are satisfied in full.

        In addition to the investments in the table above, since March 31, 2004 we have made eight additional investments, which are presented in the table below. None of these investments were valued by our board of directors as March 31, 2004. In accordance with SEC rules, our board of directors will value these investments quarterly beginning as of June 30, 2004 (with the exception of the investment in Allied Extruders which closed after June 30, 2004 and will be valued quarterly beginning on September 30, 2004).

Name and Address of Portfolio Company	Nature of Business	Type of Security	Cost or Initial Value of Investment
A and G, Inc. 1501 East Cerritos Avenue Anaheim, CA 92805	Apparel	Sr. Term Debt (1)	$12,250,000
Allied Extruders, Inc. 3608 Review Ave Long Island City, NY 11101	Polyethylene film producer	Sr. Term Debt (1)	$4,000,000
Bear Creek Corporation 2518 South Pacific Highway Medford, OR 97501	Premium horticultural and food products	Second Lien Term Debt	$6,000,000
Benetech, Inc. 1851 Albright Rd. Montgomery, Ill 60538	Specialty chemicals products and services	Sr. Term Debt	$6,500,000
Maidenform, Inc. 154 Avenue E Bayonne, NJ 07002	Intimate apparel	Second Lien Term Debt	$10,003,750
MD Beauty, Inc. 425 Bush Street, 3rd Floor San Francisco, CA 94108	Cosmetic and skin care products	Second Lien Term Debt	$8,000,000

MedAssets, Inc. 100 North Point Center East Suite 150 Alpharetta, GA 30022	Group purchasing organization serving the healthcare market	Second Lien Term Debt Sr. Term Debt	$503,750 $2,010,000
Mistras Holdings Corp 195 Clarksville Road Princeton Junction, NJ 08550	Nondestructive testing instruments, systems and services	Sr. Term Debt (1)	$1,000,000

(1)
Last out tranche of senior debt, meaning if the borrower is liquidated, we would receive proceeds from the liquidaiton after the other senior debt holders' claims are satisfied in full.

        Also, since March 31, 2004, the loans to Home Care Supply and Wingstop Restaurants were paid off in full and we assigned an aggregate of $4.6 million of the principal amount of the loans to Gammill to unaffiliated third parties.

        Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

A and G, Inc.

        In exchange for a loan in the aggregate principal amount of $12.25 million we received debt interests in A and G, Inc., d/b/a Alstyle Apparel ("Alstyle"). The loan was part of a larger credit facility that consisted of a revolving loan, a senior term loan, a capital expenditure loan and a last-out term loan. We provided the last-out term loan, which comprised $12.25 million of the total $57.83 million credit facility. The interest rate on the $12.25 million loan is a variable rate, which is 4% above the one month offered rate for deposits in United States dollars in the London Interbank Overnight Market (the "One Month LIBOR Rate"), but at no time shall the interest rate on this loan be less than 11% per annum. The loan also has an exit fee provision equal to 3.5% per annum. The loan matures in June 2008.

        Alstyle is a vertically integrated manufacturer and distributor of t-shirts and various fleece goods throughout the U.S., Mexico and Canada. A and G began business in 1976 in Chicago as a small importer of T-shirts for local screen printers and quickly grew to become the largest distributor of Fruit of the Loom and Hanes products. In 1990, Alstyle started producing its own line of high-quality T-shirts under the Murina label, soon expanding with the introduction of the AAA, Gaziani, as well as many other labels. Today, Alstyle Apparel has production facilities throughout the U.S. and Mexico.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Alstyle's business. In particular, aggressive dumping by foreign suppliers in the T-shirt category, especially following the lifting of import quotas on apparel in 2005 under the terms of a World Trade Organization agreement, could cause the company's margins to decline. Also, a significant increase in the price of cotton due to increased worldwide demand that cannot be passed on to Alstyle's customers could cause the company's margins to decline. Competing manufacturers with excess capacity could drop prices in order to increase utilization, which could also cause the company's margins to decline. Competing distributor networks could target Alstyle's customers and markets which could result in a decline in market share. The occurrence of one or more of these events could adversely affect Alstyle and its ability to repay our loan.

        On June 25, 2004, Alstyle announced that it has agreed to merge with Ennis, Inc, a publicly traded manufacturer of printed business products. The merger is subject to a number of uncertainties and there can be no assurance that it will be consummated. If the merger is consummated, our loan would be repaid upon the closing of the merger, although we would not be entitled to the exit fee described above if the closing of such transaction occurs on or before January 15, 2005.

        Alstyle's principal executive office is located at 1501 East Cerritos Avenue, Anaheim, CA 92805.

America's Water Heater Rentals, LLC

        In exchange for a loan of $12 million, we received a senior debt interest in America's Water Heater Rentals, LLC ("AWHR"). The interest rate on our loan to AWHR is a variable rate, which is 6% above the One Month LIBOR Rate, subject to a floor of 12.5% per annum. The loan also has an exit fee provision equal to 4.9% per annum. The loan matures in February 2009.

        AWHR is a water heater rental program consisting of approximately 90,000 water heaters installed in individual residences in seven states with more than 80% concentration in Ohio and Indiana. Customers pay a monthly rental fee of $11.00-15.00. In return, AWHR takes responsibility for all installation, maintenance and removal costs for the life of the agreement. These services are provided under a master services agreement by a network of nearly 109 plumbing contractors.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with AWHR's business. In particular, a sustained decline in AWHR's customer base would eventually limit its cash flow and have a material adverse impact on its ability to repay our loan.

        AWHR's principal executive office is located at 850 Tech Center Drive, Gahanna, OH 43230.

Coyne International Enterprises Corp.

        In exchange for a loan of $20 million, we received a senior subordinated debt interest in Coyne International Enterprises Corp. In July 2003, we sold 25% of our interest in this loan to an unaffiliated third party at par, thereby reducing the principal obligation that we hold to $15 million. The interest rate on our loan to Coyne is 13% per annum plus a 2% PIK interest. The loan matures in July 2007.

        Founded in 1929, Coyne provides uniform rental and cleaning services for uniform and career apparel, protective clothing, dust control products, shop towels and other reusable absorbent products to customers mainly in the industrial segment of the textile rental industry. The products are typically rented under three to five year rental service agreements. Coyne processes more than two million work garments, seven million shop towels, and several hundred thousand gloves, floor mats and dust mops each week. Coyne markets to 45,000 customers, with the ten largest customers representing 14% of sales and no one customer accounting for more than 7% of sales. Coyne is the fourth largest competitor in this segment, holding a 4% market share.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Coyne's business. In particular, the textile rental industry in which Coyne competes is very fragmented and competitive and dependent on overall economic growth and employment. In addition, Coyne is highly leveraged.

        The Coyne family founded and owns 100% of Coyne.

        Coyne's principal executive office is located at 140 Cortland Avenue, Syracuse, NY 13202.

Finn Corporation

        In exchange for a loan of $10.5 million, we received a senior subordinated debt interest in Finn Corporation. The interest rate on our loan to Finn is 13% per annum and we have a warrant to purchase two percent of Finn's stock on a fully diluted basis for a nominal exercise price. The loan matures in February 2006.

        Finn Corporation was founded in 1932 and is a leading designer, manufacturer and marketer of landscape and erosion control equipment. Finn's product line includes HydroSeeders™, straw blowers,

bark blowers, compact skid steers and other related products and services, which it manufactures in two plants in Ohio and Oregon using conventional technology. Finn is the dominant competitor in each of its main product lines, holding from 41% to 94% share of the national market.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Finn's business. In particular, the landscape and erosion control equipment market in which Finn competes is very cyclical and dependent upon new commercial construction. In 2003, less than 50% of Finn's sales were consolidated among ten customers with no single customer accounting for more than 9% of sales. However, any loss of a significant customer or downturn in construction spending could have a materially adverse impact on Finn and its ability to repay our loan, which would likely have an adverse impact on us.

        Three Cities Research, a private equity firm, purchased Finn in July 1998 and is its majority stockholder, owning approximately 89% of the company's stock.

        Finn's principal executive office is located at 9281 LeSaint Drive, Fairfield, OH 45014.

Gammill, Inc. (f/k/a GQM Acquisition Corp.)

        In exchange for two separate loans in the aggregate principal amount of $14.5 million, we received a senior term debt loan interest in Gammill, Inc. ("Gammill"). A principal payment was made by Gammill in March 2004. In April 2004, we assigned $4.6 million of the principal amount of the loans to unaffiliated third parties. As a result of the principal payment and the assignment, replacement notes in the amounts of $4,962,500 and $4,750,000 were issued to us by Gammill. The interest rate on the $4,962,500 loan is a variable rate, which is 4% above the One Month LIBOR Rate, subject to a floor of 9.5% per annum. The interest rate on our $4,750,000 loan is a variable rate, which is 6% above the One Month LIBOR Rate, subject to a floor of 12% per annum, with an exit fee provision on the loan equal to 5% per annum. The loans mature in December 2008.

        Gammill designs, assembles, markets and distributes hand-guided quilting machines (known in the trade as "long arm" sewing machines) and related accessories. These machines take the place of hand-stitched quilting as well as the machine sewing performed on standard domestic sewing machines. Home quilting enthusiasts purchase these machines along with the stand and accessories if they are serious hobbyists or quilting as a small, home-based business activity. These machines are considered to be the "top of the line" for home quilters and are a cut below commercial grade sewing machines. Gammill's product line currently includes eight machine models ranging in price from $2,975 to $19,500, depending on options and accessories.

        Gammill's principal executive offices are located at 1452 W. Gibson Street, West Plains, MO 65775.

Maidenform, Inc.

        We have provided a loan of $10 million as part of a $50 million second lien syndicated loan to Maidenform, Inc. The interest rate on our loan to Maidenform is a variable rate, which is 7.5% above the One Month LIBOR Rate. The loan matures in May 2011.

        Maidenform designs, manufactures and sells an extensive range of intimate apparel, including bras, pants and shapewear, through multiple distribution channels including department store, chains, mass merchants, specialty stores and company-owned retail outlets and website.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Maidenform's business. In particular, a large proportion of Maidenform's business is concentrated in a few key customers and certain of Maidenform's competitors may have greater financial resources for the purposes of marketing. Any loss of a significant customer or a shift in consumer purchasing trends in intimate apparel could limit the company's cash flow and have a material adverse effect on its ability to repay our loan.

        Maidenform's principal executive office is located at 154 Avenue E, Bayonne, NJ 94108.

Marcal Paper Mills, Inc.

        In exchange for two separate loans in the aggregate principal amount of $16.5 million, we received debt interests in Marcal Paper Mills, Inc. These loans were part of a larger recapitalization of Marcal that consisted of four tranches of debt: a senior loan, a senior subordinated loan, a junior subordinated loan and a first mortgage loan facility. We provided a senior subordinated loan in the amount of $7.5 million, which represents half of the $15 million senior subordinated debt received by Marcal as part of its recapitalization. The interest rate on the senior subordinated loan is 13% per annum and the loan matures in December 2006. We also provided $9 million of the first mortgage facility, which represents half of the total $18 million first mortgage received by Marcal as part of the recapitalization. The interest rate on the first mortgage facility is 16% per annum plus a 1% PIK interest. The loan matures in December 2004 but may be extended for up to two additional years.

        Founded in 1932, Marcal manufacturers and markets value priced paper products to wholesalers and retailers in the northeast and mid-Atlantic United States. The company produces a range of towel and tissue products including napkins, bath tissue, facial tissue and paper towels. Marcal is a strong regional brand with market share ranging from 9% to 24% for individual product lines. No single customer accounts for more than 9% of Marcal's sales and its ten largest customers account for 49% of sales.

        Marcal also operates a small business that produces coated wax paper at a converting plant located in Chicago. In this segment, Marcal is one of two leading producers of wax paper in the United States with national distribution.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Marcal's business. In particular, certain of Marcal's competitors and potential competitors have greater financial resources and market share than it does. In addition, Marcal's financial performance is very sensitive to fluctuations in industry capacity utilization and intense price competition that typifies a commodity industry in which competitors utilize similar technology and sell similar products. Any sustained downturn in the economy or loss of a significant customer could adversely affect Marcal and its ability to repay our loan, which would likely have an adverse impact on us.

        Marcal is 100% owned by the Marcalus family.

        Marcal's principal executive office is located at One Market Street, Elmwood Park, NJ 07407.

MedAssets, Inc.

        We provided a second lien term loan to MedAssets, Inc. initially in the principal amount of $6 million. Subsequently, we increased our second lien term loan to MedAssets by additional $500,000 and provided with a senior term loan in the amount of $2 million.

        MedAssets is the nation's third largest group purchasing organization serving the healthcare market. It functions as an intermediary between buyers and sellers in the market for pharmaceuticals and healthcare supplies and services such as medical/surgical supplies, generic pharmaceuticals, laboratory services, and dietary supplies (food and beverages). MedAssets aggregates the purchasing demand of numerous hospitals and non-acute care (alternate site) facilities in order to negotiate volume discount pricing from manufacturers on a broad range of products.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with MedAssets' business. In particular, certain of MedAssets' competitors have greater financial resources and market share than MedAssets does. In addition, the group purchasing organization industry has been subject to congressional studies and review since 2002. Any adverse changes in legislation could limit the company's cash flow and have a material adverse effect on its ability to repay our loans.

        MedAssets' principal executive office is located at 100 North Point Center East, Suit 150, Alpharetta, GA 30022.

Mistras Holdings Corp.

        In exchange for three separate loans in the aggregate principal amount of $16.0 million, we received a senior debt interest in Mistras Holdings Corp. ("Mistras"). The interest rate on our $10.0 million loan to Mistras is a variable rate, which is 6% above the One Month LIBOR Rate, subject to a floor of 10.5% per annum, with an exit fee provision on the loan equal to 2.5% per annum. The interest rate on our $5.0 million loan to Mistras is a variable rate, which is 6% above the One Month LIBOR Rate, subject to a floor of 12.5% per annum, with an exit fee provision on the loan equal to 3.5% per annum. The interest rate on our $1 million loan to Mistras is a variable rate, which is 7% above the One Month LIBOR Rate, subject to a floor of 13.5% per annum, with an exit fee provision on the loan equal to 3.5% per annum. All of the loans mature in August 2008.

        Mistras operates several U.S. and foreign business units in the field of Nondestructive Testing ("NDT"). Mistras develops, manufactures and markets NDT sensors, instruments and systems and provides field testing and installation services. Approximately 80% of its revenues are derived from testing services, 18% are from manufactured products and the remaining 2% are from contract research and development. Mistras operates worldwide through five overseas subsidiaries. CONAM, the company acquired using the proceeds of our investment in Mistras, provides NDT testing services primarily in the X-Ray segment of the industry in the United States.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Mistras's business. In particular, Mistras's recent acquisitions present integration challenges that could jeopardize its cash flow and, in turn, adversely impact its ability to repay our loan.

Woven Electronics Corporation

        In exchange for loans in the aggregate principal amount of $14.5 million, we received debt interests in Woven Electronics Corporation ("Woven"). The loans were part of a larger credit facility that consisted of a revolving loan, a senior term loan and 3 last-out term loans. We provided the last-out term loans, which comprised $14.5 million of the total $32.7 million credit facility. Our last-out loans were provided in three tranches in the amounts of $2.5 million, $6 million and $6 million. The interest rate on the $2.5 million loan is a variable rate, which is 5% above the One Month LIBOR Rate. The interest rate on the first $6 million loan is a variable rate, which is 3.5% above the One Month LIBOR Rate, subject to a floor of 10% per annum and currently accrues interest at 10% per annum. The interest rate on the other $6 million loan is a variable rate, which is 6% above the One Month LIBOR Rate, subject to a floor of 13% per annum and currently accrues interest at 13% per annum. Each of the $6 million term loans also have an exit fee provision of 2.5% per annum. All of the loans mature in March 2009.

        Woven is a provider of custom engineered electrical cable assemblies, harnessing and electronic interconnections. Woven's products are used in mission critical applications, are often subjected to extreme and hostile environments, and require a high degree of engineering. Past applications have included wiring systems for airport radar ground control, multiple launch rocket systems, and power distribution systems for commercial aircraft. Woven sells these solutions in a long-term, contracted manner to a variety of customers in the aerospace, defense, computer, test and instrumentation, and fiber optics industries. Woven has approximately 30 patents on its designs, and counts as its customers leading military and commercial manufacturers such as Boeing, Lockheed Martin, Northrop Grumman, Honeywell, and Avaya.

        Woven's principal executive office is located at 1001 Old Stage Road, Greenville, South Carolina 29681.

MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of nine members, five of whom are not "interested persons" of Gladstone Capital Corporation as defined in Section 2(a)(19) of the 1940 Act, who we refer to as our independent, or non-interested, directors. Our board of directors elects our officers who serve at the discretion of the board of directors. The address of each of the executive officers and directors is c/o Gladstone Capital Corporation, 1616 Anderson Road, Suite 208, McLean, Virginia 22102.

Executive Officers and Directors

        Our executive officers and directors and their positions are set forth below:

Name	Age	Position(s)
Interested Directors and Executive Officers
David Gladstone	61	Chairman of the Board of Directors and Chief Executive Officer (1)(5)
Terry Lee Brubaker	60	Vice Chairman, Chief Operating Officer and Director (1)(5)
George Stelljes III	42	President, Chief Investment Officer and Director (1)
Harry Brill	57	Chief Financial Officer and Treasurer (1)
Anthony W. Parker	58	Director (1)
Non-Interested Directors
David A.R. Dullum	56	Director (3)(5)
Michela A. English	54	Director (3)
Paul W. Adelgren	61	Director (4)
Maurice W. Coulon	62	Director (2)(4)
John H. Outland	58	Director (3)(2)

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)
Member of the compensation committee.

(3)
Member of the audit committee.

(4)
Member of the ethics, nominating and corporate governance committee.

(5)
Member of the executive committee.

        The following is a summary of certain biographical information concerning our executive officers, directors and certain employees who serve as our managing directors (formerly called "principals") and as principals.

Interested Directors and Executive Officers

        David Gladstone.    Mr. Gladstone is a founder of Gladstone Capital Corporation and has been our chief executive officer and chairman of our board of directors since inception. Mr. Gladstone's current term as director is scheduled to expire at our 2007 annual meeting of stockholders. Mr. Gladstone is also a founder of our affiliate Gladstone Commercial Corporation (NASDAQ: GOOD) and has served as chief executive officer and chairman of the board of directors of Gladstone Commercial since its inception in 2003. Mr. Gladstone is also the founder, chief executive officer and chairman of the board of directors of Gladstone Management Corporation. Prior to founding Gladstone Capital Corporation, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation, Allied Capital

Corporation II, Allied Capital Lending Corporation, Allied Capital Commercial Corporation and Allied Capital Advisors Inc. The Allied companies were the largest group of publicly traded mezzanine debt funds and were managers of two private venture capital limited partnerships. From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a private mortgage REIT managed by Allied Capital. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997. He has served as a trustee of The George Washington University and currently is a trustee emeritus. Mr. Gladstone was the founder and managing member of The Capital Investors, a group of angel investors, and is currently a member emeritus. He is also the chairman and owner of B & G Berry Corporation, a large strawberry farming operation in California. Mr. Gladstone holds a MBA degree from the Harvard Business School, a MA from American University and a BA from the University of Virginia. Mr. Gladstone has authored two books on financing for small and medium sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been chief operating officer and a director since May 2001. Mr. Brubaker also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker's current term as director is scheduled to expire at our 2006 annual meeting of stockholders. Mr. Brubaker has also served as president, secretary, chief operating officer and a director of Gladstone Commercial since its inception in 2003. Mr. Brubaker is also the president and a director of Gladstone Management. In March 1999, Mr. Brubaker founded, and until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990 and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Mr. Brubaker holds a MBA degree from the Harvard Business School and a BSE from Princeton University.

        George Stelljes III.    Mr. Stelljes has been our chief investment officer since September 2002 and a director since July 2003. Mr. Stelljes also served as our executive vice president from May 2001 through April 2004, when he assumed the duties of president. Mr. Stelljes's current term as director is scheduled to expire at our 2005 annual meeting of stockholders. Mr. Stelljes also served as a director of the company from August 2001 until September 2002. Mr. Stelljes has also served as executive vice president and chief investment officer of Gladstone Commercial since its inception in 2003 and serves as executive vice president, chief investment officer and a director of Gladstone Management. Prior to becoming our executive vice president and chief investment officer, Mr. Stelljes also served as a managing member of St. John's Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in the communications, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. Prior to joining Columbia, Mr. Stelljes was an executive vice president and a principal at Allied Capital Corporation from 1989 to 1997. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds a MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

        Harry Brill.    Mr. Brill has been our treasurer and chief financial officer since May 2001. Mr. Brill has also served as treasurer and chief financial officer of Gladstone Commercial since its inception in 2003. Mr. Brill also serves as treasurer and chief financial officer of Gladstone Management. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer and controller, with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

        Anthony W. Parker.    Mr. Parker has been a director since August 23, 2001. Mr. Parker's current term as director is scheduled to expire at our 2005 annual meeting of stockholders. In 1997, Mr. Parker founded Medical Funding Corporation, a company which purchases medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman of, and a 50% stockholder of, Capitol Resource Funding, Inc. ("CRF"), a commercial finance company with offices in Dana Point, California and Arlington, Virginia. Mr. Parker joined CRF shortly after its inception and was instrumental in growing the company from a startup to one that by 1996 was purchasing receivables at the rate of $150 million per year, with over 40 employees. Mr. Parker practiced corporate and tax law for over 15 years—from 1980 to 1983 at Verner, Liipfert, Bernhard & McPherson, and from 1983 to 1992 in private practice. From 1973 to 1977 Mr. Parker served as executive assistant to the administrator of the US Small Business Administration. Mr. Parker is also a director of Gladstone Commercial Corporation. Mr. Parker received his J. D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Non-Interested Directors

        David A.R. Dullum.    Mr. Dullum has been a director since August 23, 2001. Mr. Dullum's current term as director is scheduled to expire at our 2006 annual meeting of stockholders. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium sized businesses in the Mid-Atlantic and New England regions. From 1973 to 1990, Mr. Dullum was the managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum is also a director of Gladstone Commercial Corporation. Mr. Dullum holds a MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

        Michela A. English.    Ms. English has been a director since June 5, 2002. Ms. English's current term as director is scheduled to expire at our 2005 annual meeting of stockholders. Ms. English is currently a private investor. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 through 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society's Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as a director of the NEA Foundation for the Improvement of Education and the Educational Testing Service (ETS) and as chairman of the board of Sweet Briar College. Ms. English is also a director of Gladstone Commercial Corporation. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University's School of Management.

        Paul W. Adelgren.    Mr. Adelgren has been a director since January 6, 2003. Mr. Adelgren's current term as director is scheduled to expire at our 2007 annual meeting of stockholders. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to

1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was a vice president of the finance and materials division of Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center and as the director of the Joint Uniform Military Pay System. Mr. Adelgren is also a director of Gladstone Commercial Corporation. Mr. Adelgren holds a MBA from Harvard University and a BA from University of Kansas.

        Maurice W. Coulon.    Mr. Coulon has been a director since September 11, 2003. Mr. Coulon's current term as director is scheduled to expire at our 2006 annual meeting of stockholders. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon is also a director of Gladstone Commercial Corporation. Mr. Coulon holds a MBA from Harvard University and a BSE from the University of Missouri.

        John H. Outland.    Mr. Outland has been a director since December 9, 2003. Mr. Outland's current term as director is scheduled to expire at our 2007 annual meeting of stockholders. From March 2004 to present, he has served as vice president of GE Financial Assurance. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he preformed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland is also a director of Gladstone Commercial Corporation. Mr. Outland holds a MBA from Harvard Business School and a bachelor's degree in Chemical Engineering from Georgia Institute of Technology.

Managing Directors and Principal

        Joseph Bute.    Mr. Bute has been a managing director since June 2001. Mr. Bute is also a managing director of Gladstone Commercial Corporation. From 1996 to April 2001, Mr. Bute served as principal and vice president of American Capital Strategies, where he was responsible for marketing, originations, underwriting and portfolio management for the Pittsburgh, Pennsylvania office. During that period, he invested $35 million for American Capital in four companies and served as a director of each. From 1992 to 1996, Mr. Bute was director of manufacturing services of the Steel Valley Authority where he established and developed a nationally recognized manufacturing retention program for the Commonwealth of Pennsylvania. Mr. Bute holds a BS from the University of San Francisco.

        Buzz Cooper.    Mr. Cooper has been a managing director since June 2001. Mr. Cooper is also a managing director of Gladstone Commercial Corporation. From 1986 to 2000, Mr. Cooper served as a principal of Allied Capital Corporation. At Allied Capital, Mr. Cooper was responsible for identifying, sourcing, underwriting, managing, financing and servicing all forms of commercial real estate. During his time at Allied Capital, Mr. Cooper also administered an investment portfolio of over $250 million. Mr. Cooper holds a BA from Washington and Lee University.

        Laura Gladstone.    Ms. Gladstone has been a managing director since August 2001. Ms. Gladstone is also a managing director of Gladstone Commercial Corporation. From June 2000 to April 2001, Ms. Gladstone worked as an associate in equity research at ING Barings, where she was responsible for covering companies in the telecommunications industries. From November 1999 to May 2000, Ms. Gladstone worked for Salomon Smith Barney as an assistant analyst in equity research. From 1997 to November 1999, Ms. Gladstone worked for HSBC, an international bank, as the bank's only syndications analyst in Argentina. At HSBC, she completed numerous loan transactions in diverse industries, including cable, telecommunications, oil, manufacturing and distribution. From 1994 to 1997, Ms. Gladstone served as the marketing director at Allied Capital Corporation where she was responsible for creating and executing all marketing-related activities for leveraged buyout and venture capital investments, mortgage REIT loans and small business lending activities with approximately $750 million in assets under management. She received her BBA from The George Washington University. Ms. Gladstone is the co-author of Venture Capital Handbook and Venture Capital Investing. Ms. Gladstone is the daughter of David Gladstone.

        John Freal.    Mr. Freal has been a managing director since February 2002. Mr. Freal is also a managing director of Gladstone Commercial Corporation. From November 1997 through February 2002, he was a principal and managing director at American Capital Strategies in the Bethesda, Maryland office, where he was responsible for investment originations, underwriting and portfolio management. From May 1995 through October 1997, he was a private investor and financial consultant. From June 1989 to April 1995, Mr. Freal was president of RDS Capital Partners, Inc. of Vienna, Virginia, a private merchant banking company that he co-founded to acquire middle-market commercial and industrial companies. Prior to founding RDS, he was employed from November 1978 to June 1989 by First American Bank of Virginia, Maryland National Bank and Meritor Financial Group, in various capacities from credit analyst to vice president and loan officer, providing general corporate and buyout financing to middle-market and national companies. Mr. Freal received his BBA and MBA from George Mason University.

        Robert Corry.    Mr. Corry has been a managing director since December 2003. Mr. Corry is also a managing director of Gladstone Commercial Corporation. From December 2001 to October 2003, Mr. Corry served as a senior vice president of credit and risk management, and later as senior vice president of marketing and loan production, at CBA Mezzanine Capital Finance, LLC. From May 2001 to November 2001, Mr. Corry was a principal at Allegiance Capital Partners, LLC where he served as chief credit officer overseeing all mezzanine loan originations and closings nationwide. From March 2000 to August 2000, Mr. Curry served as chief financial officer of Visitalk.com, a start-up company focused on internet telephony. From October 1992 to January 2000, Mr. Corry was a principal at Allied Capital Corporation where he specialized in real estate lending, serving as a member of the senior credit committee and the management team of Allied Commercial Corporation, a real estate investment trust. Prior to joining Allied Capital, Mr. Corry held senior management and lending positions at two commercial banks. Mr. Corry received a Master of Science in Accounting from American University and a Bachelor of Science in Business Administration from the University of Richmond.

        Robert Pierce.    Mr. Pierce has been a managing director since May 2004. Mr. Pierce is also a managing director of Gladstone Commercial Corporation. From December 2000 to May 2004, Mr. Pierce served as a senior vice president in the global sponsor finance group of GE Commercial Finance where he helped oversee a team of professionals that was responsible for sourcing senior debt opportunities from private equity sponsors in the midwest. From March 1996 to December 2000, Mr. Pierce was a vice president with Heller Financial in Chicago, originating and underwriting transactions from private equity firms in the midwest and on the west coast. From June 1985 to March 1996, Mr. Pierce served in a variety of roles with Bank of America in Chicago, and its predecessor, Continental Bank. Mr. Pierce received a bachelor's degree from Marquette University and an MBA in finance from the University of Wisconsin at Madison.

        Christopher Massey.    Mr. Massey has been a managing director since May 2004. Mr. Massey is also a managing director of Gladstone Commercial Corporation. From July 2002 to April 2004, Mr. Massey was vice president of asset management with Kennedy Associates Real Estate Counsel. From February 2001 to July 2002, Mr. Massey managed operations and business development at Star Towers, Inc., a start-up company focused on aggregating over 1,600 broadcast towers across the United States and Latin America. From June 1999 to January 2001, Mr. Massey was the director of business development for Microcell Management and Global Tower Ventures, where his responsibilities included evaluation of approximately $150 million of domestic and international portfolio acquisitions as well as the sale of Microcell's $80 million tower portfolio. From April 1998 to May 1999, Mr. Massey was a principal at TCM Capital Management, a start-up real estate advisory company. From September 1993 to April 1998, Mr. Massey held several positions at J.E. Robert Companies, a real estate investment and management firm that acquired nonperforming loans and real estate. Mr. Massey holds a BA from Virginia Polytechnic Institute and State University.

        Virginia Rollins.    Ms. Rollins has been a principal since June 2001. Ms. Rollins is also a principal of Gladstone Commercial Corporation. From 1998 to May 2001, Ms. Rollins served as vice president and principal of American Capital Strategies where she was responsible for marketing, originations, underwriting and portfolio management for the Bethesda, Maryland office. From 1993 to 1997, Ms. Rollins served as managing director and deputy managing director of Bulgarian American Enterprise Fund, a private investment firm which focuses on making loans to and investments in Bulgaria. Ms. Rollins holds a Masters of International Management from the American Graduate School of International Management and a BA from the University of North Carolina, Chapel Hill.

Compensation of Executive Officers and Directors

Summary of Compensation

        The following table shows for the fiscal year ended September 30, 2003 the compensation awarded or paid to, or earned by, all the directors and our three highest paid executive officers, which we refer to as the compensated persons, in each capacity in which each compensated person served. Certain of the compensated persons served as both our officers and directors.

Name of Person, Position	Aggregate Compensation from the Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expense	Total Compensation from Company Paid to Compensated Person
David Gladstone Chief Executive Officer and Chairman of the Board of Directors (1)	$200,000	$6,000	$206,000
Terry Lee Brubaker Vice Chairman, Chief Operating Officer and Director (1)	$250,000	$6,000	$256,000
George Stelljes III President, Chief Investment Officer and Director (1)	$250,000	$6,000	$256,000
David A.R. Dullum Director	$18,000	$0	$18,000
Anthony W. Parker Director (2)	$18,000	$0	$18,000
Michela A. English Director	$20,857	$0	$20,857
Paul W. Adelgren Director (3)	$13,500	$0	$13,500
Maurice W. Coulon Director (4)	$1,000	$0	$1,000
John H. Outland Director (5)	$0	$0	$0

(1)
The compensation received by Messrs. Gladstone, Brubaker and Stelljes was in their capacity as officers and not as directors.

(2)
We paid an aggregate of $6,894 in commissions to an affiliate of Mr. Parker, in return for employee referrals during the year.

(3)
Mr. Adelgren joined the board of directors on January 6, 2003.

(4)
Mr. Coulon joined the board of directors on September 11, 2003.

(5)
Mr. Outland joined the board of directors on December 9, 2003, after the end of fiscal 2003.

Stock Option Grants and Exercises

        We grant options to our directors, executive officers and employees under our Amended and Restated 2001 Equity Incentive Plan, which we refer to in this prospectus as the 2001 Plan. As of June 30, 2004, options to purchase a total of 1,275,564 shares were outstanding under the 2001 Plan, options to purchase 639,936 shares of common stock had already been exercised and options to purchase 161,500 shares remained available for grant thereunder. For additional information regarding the 2001 Plan, see "2001 Amended and Restated Equity Incentive Plan" below.

        The following tables show for the fiscal year ended September 30, 2003, certain information regarding options granted to, exercised by, and held at year end by our "compensated persons":

Option Grants in Fiscal 2003

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted
			Exercise Price	Expiration Date
					5%	10%
Mr. Gladstone	—	—	—	—	—	—
Mr. Brubaker	—	—	—	—	—	—
Mr. Stelljes	50,000	71%	$19.56	8/20/2013	$615,059	$1,558,680

(1)
The potential realizable value is based on the term of the option at the time of its grant (10 years). It is calculated by assuming that the stock price on the date of the grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect our estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of our common stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

2003 Option Exercises and Year-End Option Values

			Options Outstanding at September 30, 2003		Value of Unexercised In-the-Money Options at September 30, 2003 (2)
	Shares Acquired on Exercise	Value Realized (1)
			Vested	Unvested	Vested	Unvested
Mr. Gladstone	—	—	406,666	—	$1,809,644	—
Mr. Brubaker	—	—	106,666	—	474,664	—
Mr. Stelljes	—	—	125,000	25,000	234,000	—

(1)
Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

(2)
The value of unexercised options is calculated as the closing market price on September 30, 2003 less the exercise price. "In-the-money" options are those with an exercise price that is less than the closing market price on September 30, 2003.

        The following table shows the dollar range of equity securities owned by our directors as of September 30, 2003. In accordance with SEC requirements, the information in the table below includes the dollar value of shares that are issuable upon the exercise of options held by the named individual, regardless of whether such options are currently exercisable.

Dollar Range of Equity Securities

Director	Dollar Range of Equity Securities of the Company
Non-Interested Directors
David A.R. Dullum	Over $100,000
Michela A. English	Over $100,000
Paul W. Adelgren	Over $100,000
Maurice W. Coulon	Over $100,000
John H. Outland	Over $100,000
Interested Directors
David Gladstone	Over $100,000
Terry Lee Brubaker	Over $100,000
George Stelljes III	Over $100,000
Anthony W. Parker	Over $100,000

Employment Agreements

        David Gladstone and Terry Brubaker.    We have entered into employment agreements with Messrs. Gladstone and Brubaker, who we refer to as our senior executive officers. The employment agreement of each of the senior executive officers provides for a three-year term. The initial three-year term will be extended for additional successive periods of one year, unless we give the senior executive officer three months' prior written notice of our intention to terminate the agreement without cause. Messrs. Gladstone and Brubaker each have the right to terminate their respective employment agreements at any time by giving us three months' prior written notice.

        Mr. Gladstone's current annual base salary is $200,000, and Mr. Brubaker's current annual base salary is $220,000. Our board of directors has the right to increase the senior executive officers' base salary during the terms of their employment agreements and also, generally, to decrease it, but not below $200,000.

        The employment agreements provide that each of the senior executive officers is entitled to receive a cash bonus of up to 100% of his base salary based upon a determination by the compensation committee of our board of directors.

        Each senior executive officer is also entitled to participate in the 2001 Plan, described below. Pursuant to the terms of their employment agreements, Mr. Gladstone and Mr. Brubaker received options to purchase 800,000 shares and 200,000 shares, respectively, of our common stock simultaneously with the completion of our initial public offering. These stock options fully vested over the one year period following the date of grant.

        If we should terminate a senior executive officer's employment by reason of his disability, he would be entitled to receive from us, for two years, the difference between his then current base salary plus annual bonus and any long-term disability benefits. Additionally, any unvested options which would have vested within two years of the termination date would immediately vest. All vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the termination date. If we should terminate a senior executive officer's employment for any reason other than disability or cause, the senior executive officer would be entitled to receive his base salary and annual bonus for a period of two years from the date of termination, although he could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the senior executive officer resigned for good reason, which generally includes our materially and adversely changing his responsibilities and duties or a material breach by us of our compensation obligations under the employment agreement. The senior executive officer will also receive severance if he is terminated in connection with a change of control or if he is not notified that the employment agreement will be continued upon a change in control. Mr. Gladstone's employment agreement also defines "good reason" as a determination by him of a material difference with our board of directors. Additionally, a senior executive officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or cause or if he resigned with good reason. In the event that a senior executive officer's employment were terminated in connection with a change of control, all vested options would expire unless exercised within 12 months of the termination date.

        If a senior executive officer dies, his estate will be entitled to receive an amount equal to any bonus received in the year prior to the executive's death. Additionally, he will be considered to have vested on the date of death in those options which would vest within one year of the date of death, and would forfeit any unvested options scheduled to vest after one year from the date of death. All such vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the date of death.

        In the event that we should terminate a senior executive officer's employment for cause or in the event that the senior executive officer voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

        Upon termination of employment, each senior executive officer would be subject to certain non-compete covenants. In the case of Mr. Brubaker, these covenants would generally apply for two years, although should Mr. Brubaker resign for good reason, the covenants would apply for only one year following the date of resignation. In the case of Mr. Gladstone, the covenants would generally apply for one year. As noted above, during periods when the senior executive officers are receiving severance payments from us, they may terminate these covenants prohibiting competition by forgoing such severance payments.

        Each of the employment agreements also provides that the senior executive officer will maintain the confidentiality of our confidential information during and after the period of his employment.

        George Stelljes.    We have also entered into an employment agreement with Mr. Stelljes that provides for a three-year term. The initial three-year term will be extended for additional successive periods of one year, unless we give Mr. Stelljes three months' prior written notice of our intention to terminate the agreement without cause. Mr. Stelljes may terminate his employment agreement at any time by giving us three months' prior written notice.

        The base salary under Mr. Stelljes' employment agreement is $220,000 per year. Our board of directors has the right to increase his base salary during the terms of his employment agreement.

        The employment agreement provides that Mr. Stelljes is entitled to receive a cash bonus of up to 100% of his base salary based upon a determination by the compensation committee of our board of directors. Mr. Stelljes is also entitled to participate in the 2001 Plan, described below. Pursuant to the terms of his employment agreement, Mr. Stelljes also received options to purchase 100,000 shares of our common stock upon accepting his position as chief investment officer. These stock options were immediately vested with respect to 60,000 shares and the remainder vested on the first anniversary of the date of grant.

        If we should terminate Mr. Stelljes' employment by reason of his disability, he would be entitled to receive from us, for two years, the difference between his then current base salary plus annual bonus and any long-term disability benefits. Additionally, any unvested options which would have vested within two years of the termination date would immediately vest. All vested options would expire unless exercised within 18 months of the termination date. If we should terminate Mr. Stelljes' employment for any reason other than disability or cause, he would be entitled to receive his base salary and annual bonus for a period of two years from the date of termination, although he could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if he resigned for good reason, which generally includes our materially and adversely changing his responsibilities and duties or a material breach by us of our compensation obligations under his employment agreement. Mr. Stelljes will also receive severance if he is terminated in connection with a change of control or if he is not notified that his employment agreement will be continued upon a change in control. Additionally, Mr. Stelljes' unvested stock options would generally vest if his employment were terminated for any reason other than a disability or cause or if he resigned with good reason. In the event that Mr. Stelljes' employment were terminated in connection with a change of control, all vested options would expire unless exercised within 12 months of such termination.

        If Mr. Stelljes dies, his estate will be entitled to receive an amount equal to any bonus received in the year prior to his death. Additionally, he will be considered to have vested on the date of death in those options which would vest within one year of the date of death, and would forfeit any unvested options scheduled to vest after one year from the date of death. All such vested options would expire unless exercised within 18 months of the date of death.

        In the event that we should terminate Mr. Stelljes' employment for cause or in the event that he voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options.

        Upon termination of employment, Mr. Stelljes would be subject to certain non-compete covenants that generally apply for two years, although should Mr. Stelljes resign for good reason, the covenants would apply for only one year following the date of resignation. As noted above, during any period when Mr. Stelljes is receiving severance payments from us, he may terminate these covenants prohibiting competition by forgoing such severance payments.

        Mr. Stelljes' employment agreement also provides that he will maintain the confidentiality of our confidential information during and after the period of his employment.

Impact of Engagement of Gladstone Management Corporation

        Upon the engagement of Gladstone Management Corporation to serve as our external investment adviser, we expect each of Messrs. Gladstone, Brubaker and Stelljes to terminate their employment agreements with us and become employees of Gladstone Management on substantially the same terms described above. However, they will continue to be employees of Gladstone Capital and remain eligible to receive awards under the 2001 Plan.

Board of Directors

        Our board of directors is divided into three classes, each consisting of three directors. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2005, a second class holds office for a term expiring at the annual meeting of stockholders to be held in 2006 and a third class holds office for a term expiring at the annual meeting of stockholders to be held in 2007. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. The terms of Messrs. Parker and Stelljes and Ms. English will expire in 2005, the terms of Messrs. Dullum, Coulon and Brubaker will expire in 2006 and the terms of Messrs.

Gladstone, Adelgren and Outland will expire in 2007. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Committees of the Board of Directors

        —Executive committee. Our board of directors has established an executive committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our board of directors except for actions that must be taken by the full board of directors under the Maryland General Corporation Law, including electing our chairman and president.

        —Audit committee. Our board of directors has established an audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee operates pursuant to a written charter and makes recommendations concerning the engagement of independent public accountants, reviews with our independent public accountants the plans and results of the audit engagement, approves professional services provided by our independent public accountants, reviews the independence of our independent public accountants and reviews the adequacy of our internal accounting controls. Currently, membership of the audit committee is comprised of Ms. English and Messrs. Dullum and Outland, none of whom is an "interested person," as such term is defined in the 1940 Act. Mr. Dullum serves as the audit committee chairman. All members of the audit committee have been determined by the Board to be "audit committee financial experts" as defined by SEC rules.

        —Compensation Committee. Our board of directors has established a compensation committee. The compensation committee determines compensation for our executive officers and administers our 2001 Plan, which is described below. The committee determines compensation policies, evaluates performance, and sets compensation levels. Membership of the compensation committee is comprised of Messrs. Coulon and Outland.

        —Ethics, Nominating and Corporate Governance Committee. Our board of directors has established an ethics, nominating and corporate governance committee. Currently, the membership is comprised of Messrs. Adelgren and Coulon, none of whom is an "interested person," as such term is defined in the 1940 Act. Mr. Adelgren serves as the chairman of the Ethics, Nominating and Corporate Governance Committee.

Compensation of Directors

        As compensation for serving on our board of directors, each of our non-employee directors receives an annual fee of $10,000, $1,000 per each board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when our full board meets. We reimburse our directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings. Each non-employee director is eligible to receive stock option grants under the 2001 Plan pursuant to an order of the SEC granted in January 2003. Upon joining our board of directors, each non-employee director receives an option to purchase 10,000 shares of our common stock. In addition, at the time of each annual meeting of stockholders, each incumbent non-employee director shall receive an additional option to purchase 10,000 shares of common stock. In the fiscal year ended September 30, 2003, the total compensation paid to non-employee directors was $71,357.

        The exercise price of options granted under the 2001 Plan is 100% of the fair market value of the common stock subject to the option on the date of the option grant. Each option to be issued to our non-employee directors will become exercisable as to 50% of the option shares on the first anniversary of the date of the grant, and will become fully exercisable on the second anniversary of the date of the grant. The term of options granted to the non-employee directors will be ten years. In the event of a merger of us with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving us, each option either will continue in effect, if we are the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if we are not the surviving entity. If the successor corporation does not assume the options, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

2001 Amended and Restated Equity Incentive Plan

        Effective July 23, 2001, we adopted the 2001 Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2001 Plan, our board of directors or our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees, and non-employee directors. In addition, the 2001 Plan permits the granting of rights to purchase restricted stock. Following our engagement of Gladstone Management Corporation to serve as our external investment adviser later this fiscal year, our employees will continue to be employees of Gladstone Capital and shall remain eligible to receive awards under the 2001 Plan.

        We have authorized for issuance 2,000,000 shares of capital stock under the 2001 Plan to our employees and directors. The share reserve shall consist of our common stock and preferred stock. Accordingly, participants in the 2001 Plan may receive options to purchase preferred or common stock, as determined by our board of directors or our compensation committee. Options granted under the 2001 Plan may be exercised for a period of no more than 10 years from the date of grant. Unless sooner terminated by our board of directors, the 2001 Plan will terminate on June 1, 2011, and no additional awards may be made under the 2001 Plan after that date.

Stock Options

        Options granted under the 2001 Plan will entitle the optionee, upon exercise, to purchase shares of capital stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning, under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2001 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

        Our compensation committee administers the 2001 Plan and has the authority, subject to the provisions of the 2001 Plan, to determine who will receive awards under the 2001 Plan and the terms of such awards. Our compensation committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. Our compensation committee may lower the exercise price for any outstanding stock options, or may issue replacement options for options previously granted at a higher exercise price.

        If authorized by our compensation committee, the exercise price of an option may be paid in the form of shares of stock that are already owned by a participant. Our compensation committee also may provide that if an employee delivers shares of stock in full or partial payment of the exercise price of his or her stock option, the employee will be granted a "reload stock option" to purchase that number of shares of stock delivered by the employee. A reload stock option is the grant of a new stock option to the employee covering the same number of shares that such employee tendered in payment of the exercise price with respect to his or her original stock option. Under the terms of the 2001 Plan, this reload option shall have the same expiration date as the original stock option, an exercise price that is equal to the fair market value of our stock on the date of the original stock option exercise, and shall be designated as either an incentive stock option or nonstatutory stock option on the date of grant of the original stock option.

        In addition, our compensation committee may permit a "cashless exercise" arrangement whereby an optionee may exercise a portion of his or her option by surrendering a portion of his or her option having a fair value equal to the aggregate exercise price of the portion of the option being exercised. If an option holder elects to make a cashless exercise of a portion of his or her option, he or she will receive upon exercise shares having an aggregate fair market value equal to the product of (1) the excess of the fair market value of a share on the exercise date over the exercise price and (2) the number of shares covered by the option.

        Our compensation committee also may provide that certain optionees may pay the exercise price of their options with a promissory note. If an option holder elects to pay the exercise price of his or her option with a promissory note, interest on the note will accrue at a commercially reasonable market rate and the note will be subject to such other repayment terms and conditions as established by our compensation committee. We have from time to time permitted our employees, including our executive officers, to exercise options by promissory note in the past. However, the Sarbanes-Oxley Act of 2002 effectively prohibits us from making loans to our executive officers for exercising options in the future, although loans outstanding prior to July 30, 2002—including the promissory notes we have received from certain of our executive officers—were explicitly exempted from this prohibition. Furthermore, prior to permitting non-employee directors to exercise their options with a promissory note, we would be required to receive an order from the SEC permitting such a loan on the basis that the terms of the loan are fair and reasonable and not overreaching. We currently do not intend to apply for such an order from the SEC.

Restricted Stock

        Participants in the 2001 Plan may be provided with an opportunity to purchase restricted stock. These shares may be subject to a time-based vesting schedule, or the attainment of performance goals established by our compensation committee. The purchase price for restricted stock will not be less than the fair market value of our stock on the date of purchase. Upon a participant's termination of service with us, we may have the option to repurchase the unvested shares of stock at the original purchase price paid by a participant for such shares, if any. The specific terms and conditions of restricted stock purchases shall be governed by individual agreements in a form approved by our compensation committee. Restricted stock purchased under the 2001 Plan is transferable if so determined by our compensation committee in its discretion.

Corporate Transactions and Change in Control Provisions

        Upon specified corporate transactions, as defined in the 2001 Plan, all outstanding awards under the 2001 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants whose continuous service has not terminated prior to the corporate transaction will be accelerated in full and then terminated to the extent not exercised prior to the corporate transaction. With respect to any other awards which are not assumed or substituted and are held by participants whose continuous service has terminated on or prior to the corporate transaction, such awards will not be accelerated unless otherwise provided in a written agreement between us, or any of our affiliates, and the participant.

        Upon a change in control, as defined in the 2001 Plan, awards held by participants whose continuous service has not terminated prior to the change in control shall be subject to additional acceleration of vesting, but only to the extent as provided in any written agreement between us, or any of our affiliates, and the participant.

Federal Tax Consequences

        The following is a brief summary of the federal income tax aspects of stock options and restricted stock purchase rights available for grant under the 2001 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        —ISOs. No taxable ordinary income is realized by the participant upon the grant or exercise of an ISO. If shares of stock are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to us for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

        If stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (1) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (2) we will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by us. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonstatutory stock option.

        —Nonstatutory Stock Options. With respect to nonstatutory stock options: (1) no income is realized by the participant at the time the option is granted; (2) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and we will be entitled to a tax deduction in the same amount; and (3) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain (or loss), depending upon the length of time that the participant has held the shares.

        —Restricted Stock Awards. To the extent a participant's restricted stock award is fully vested and is not subject to our repurchase option, the participant will recognize taxable ordinary income equal to any excess of the stock's fair market value on the purchase date over the purchase price. In contrast, to the extent all of a participant's restricted stock award is subject to a vesting schedule and is subject to our repurchase option, no income tax with respect to such stock will be recognized at the time of purchase unless the participant files a Section 83(b) election. Instead, as and when the shares vest, ordinary income equal to the excess, if any, of the then fair market value of the stock over the participant's purchase price, will be recognized. Generally, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

Certain Transactions

        At March 31, 2004, we had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 effectively prohibits us from making loans to our executive officers for exercising options in the future, although loans outstanding prior to July 30, 2002—including the promissory notes we have received from Messrs. Gladstone, Brubaker and Brill—were explicitly exempted from this prohibition.

        During the fiscal years ended September 30, 2002 and 2003, we paid an aggregate of $31,750 and $6,894, respectively, in personnel referral fees to Medical Funding Corporation, which operates a franchise of Snelling Personnel Agency. Anthony Parker, a non-employee director, is the founder, president and chairman of Medical Funding Corporation. We believe that the terms of the arrangement between us and Medical Funding Corporation are no less favorable than we would be able to obtain from a disinterested third party. The rates that Medical Funding Corporation charges to us are the same as it charges to its unaffiliated clients.

        In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer's or director's duties, or reckless disregard of his or her obligations and duties.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain ownership information with respect to our common stock as of June 30, 2004 for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock, each of our executive officers and directors and all of our executive officers and directors, as a group. The ownership amounts set forth in the table also include shares underlying options that have been granted and are exercisable within 60 days.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total
David Gladstone (2)	1,012,193	9.62%
Ruane, Cunniff & Co., Inc. (3) 767 Fifth Avenue New York, NY 10153-4798	692,929	6.85%
Fairholme Capital Management, L.L.C. (4) 51 JFK Parkway Short Hills, NJ 07078	675,354	6.68%
Terry Lee Brubaker (5)	226,876	2.22%
George Stelljes III (6)	152,000	1.48%
Anthony W. Parker (7)	28,214	*
David A.R. Dullum (8)	27,000	*
Michela A. English (9)	16,000	*
Paul W. Adelgren (10)	10,000	*
Maurice W. Coulon	—	*
John H. Outland	—	*
All directors and executive officers as a group (10 persons) (11)	1,522,283	13.98%

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,113,444 shares outstanding on June 30, 2004, adjusted as required by rules promulgated by the SEC.

(2)
Includes 406,666 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(3)
This information has been obtained from a Schedule 13G/A filed by Ruane, Cunniff & Co. with the SEC on February 13, 2004. According to the Schedule 13G/A, Ruane, Cunniff & Co. had sole voting power with respect to 644,039 of the 692,929 shares reported as beneficially owned.

(4)
This information has been obtained from a Schedule 13G filed by Fairholme Capital Management, L.L.C. ("FCM") with the SEC on February 4, 2004. According to the Schedule 13G, FCM had sole voting power with respect to 233,927 of the 675,354 shares reported as beneficially owned.

(5)
Includes 106,666 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(6)
Includes 150,000 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(7)
Includes 25,000 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(8)
Includes 25,000 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(9)
Includes 15,000 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(10)
Includes 10,000 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(11)
Includes an aggregate of 778,332 shares underlying options that are exercisable within 60 days of the date of this prospectus.

REGULATION

        We are a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Regulated Investment Company

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

        —Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and

        —Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, US government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than US government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

        If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction.

        Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to US federal income tax or tax on long-term capital gains would be required to file a US federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction. If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation. Such original issue discount will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such original issue discount amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

        For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not to capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

        The recently signed "Jobs and Growth Tax Relief Reconciliation Act of 2003" did not alter the tax rates applicable to our dividends that we pay to stockholders. Accordingly, dividends paid from our investment company taxable income are not eligible for the lower tax rates currently applicable to certain dividends paid to individuals.

Business Development Company

        We intend to conduct our business so as to retain our status as a business development company. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

        Qualifying Assets.    Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

        (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which, first, is organized under the laws of, and has its principal place of business in, the United States. Second, the issuer must not be an investment company, other than a small business investment company wholly-owned by the business development company. Finally, the issuer may not have any class of securities with respect to which a broker or dealer may extend margin credit. See "Risk Factors—If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan."

        (2)   Securities of any eligible portfolio company over which we exercise a controlling influence and for which an affiliate of ours serves as a director.

        (3)   Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

        (4)   Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

        Securities of public companies are generally not qualifying assets unless they were acquired in a distribution or in exchange for, or upon the exercise of, a right relating to securities that were qualifying assets.

        Asset Coverage.    We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        Significant Managerial Assistance.    For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Following our transition to external management, this managerial assistance will be offered and, if accepted, provided by Gladstone Management.

Determination of Net Asset Value

        The net asset value per share of our outstanding shares is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

        We carry our investments at fair value, based on valuations voted on by our board of directors. A majority of the loan portfolio is reviewed by S&P. S&P provides an independent assessment of the loan portfolio data and assess its own data to determine market values for the securities. Our board of directors votes on whether to accept the valuation recommendations presented by S&P. Securities that are publicly traded, if any, are valued at the closing price on the valuation date (to date there are no publicly traded securities in our portfolio). Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        A substantial portion of our assets will consist of securities carried at fair market value, as determined by our board of directors. Determination of fair market values, for those securities and investments not valued by S&P, involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

Code of Ethics

        As required by the 1940 Act, we have adopted a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel and that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. The code is filed as an exhibit to our registration statement of which this prospectus is a part and is available for review, free of charge, at our website at www.GladstoneCapital.com.

US FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material US federal income tax considerations applicable to us and to an investment in our common stock and does not purport to be a complete description of the tax considerations applicable to such an investment. You should consult your own tax advisor with respect to the tax considerations which pertain to your purchase of our common stock. This summary is based on the Internal Revenue Code, Treasury regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including:

        —stockholders who are not citizens or residents of the United States or entities organized under the laws of the United States;

        —financial institutions;

        —mutual funds;

        —a person liable for the alternative minimum tax;

        —tax-exempt organizations;

        —insurance companies;

        —dealers in securities;

        —a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings; or

        —stockholders who hold our stock as part of an integrated investment such as a hedge, constructive sale, straddle or other risk reduction strategy or as part of a conversion transaction.

        This discussion assumes you hold our common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the Code. This summary does not discuss any aspects of foreign, state, or local tax laws.

        We intend to qualify for treatment as a regulated investment company, or RIC, under Subchapter M of the Code. To qualify for such treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains, which we refer to as the annual distribution requirement. We must also meet several additional requirements, including:

        —At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other disposition of securities, or other income derived with respect to our business of investing in securities, and

        —As diversification requirements, as of the close of each quarter of our taxable year:

  •
  at least 50% of the value of our assets must consist of cash, cash items, US government securities, the securities of other regulated investment companies and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

  •
  no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than US government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to US federal income tax or tax on long-term capital gains would be required to file a US federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation. Such original issue discount will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such original issue discount amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

        For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his or her common stock and regardless of whether paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

        The "Jobs and Growth Tax Relief and Reconciliation Act of 2003" did not alter the tax rates applicable to our dividends that we pay to stockholders. Accordingly, dividends paid from our investment company taxable income are not eligible for the lower tax rates currently applicable to certain dividends paid to individuals.

        A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder's shares of our common stock. Any gain arising from the sale or exchange of our common stock generally will be treated as long-term capital gain or loss if the stockholder has held his or her shares of common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed distributed, with respect to such shares of common stock.

        We may be required to withhold U.S. federal income tax on all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

        Unless an exception applies, we will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS.

        Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. You should consult your own tax adviser with respect to the particular tax consequences to you of an investment in our common stock.

        Under our dividend reinvestment plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. Even if you participate in the plan and elect to reinvest dividends, for federal income tax purposes you will be deemed to have received cash and such amounts must be included in your income to the extent such deemed distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account.

        The foregoing discussion is a summary of the principal federal income tax consequences of the ownership, sale or other disposition of our stock. This discussion is not exhaustive, and does not address the tax consequences of ownership, sale or other disposition for all types of stockholders. Accordingly, stockholders are urged to consult their own tax advisors with respect to the income tax consequences of the ownership and disposition of our stock, including the potential applicability of the alternative minimum tax and the application and effect of the laws of any state, local, foreign or other taxing jurisdiction in their particular circumstances.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, all of which is currently designated as common stock. Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our board of directors out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the Nasdaq National Market under the ticker symbol "GLAD."

Preferred Stock

        In addition to shares of common stock, our articles of incorporation authorize the issuance of shares of preferred stock. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        We have no present plans to issue any preferred stock, but we believe that the availability of preferred stock will provide us with increased flexibility in structuring future financings. Furthermore, we will not issue any preferred stock under this prospectus unless we receive confirmation from the staff of the SEC that we may do so. If we offer preferred stock under this prospectus, the accompanying prospectus supplement will contain information regarding the preferences, powers, rights and privileges of such preferred stock. You should read the accompanying prospectus supplement for a description of the preferred stock, including but not limited to whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with he maintenance of any ratio of assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

        We will not issue any debt securities under this prospectus unless we receive confirmation from the staff of the SEC that we may do so. Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes such debt securities, including the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange rate, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities being offered.

CERTAIN PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS AND MARYLAND GENERAL CORPORATION LAW

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws.

Classified Board of Directors

        In accordance with our bylaws, our board of directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our board of directors and our board is currently divided into three classes of two directors each. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

        Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our board of directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Accordingly, our board of directors could temporarily prevent any stockholder from enlarging the board of directors and filling the new directorships with such stockholder's own nominees.

        Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Approval Requirements

        Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

        The stockholder notice procedure provides that (1) only persons who are nominated by, or at the direction of, the board of directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our board of directors or by a stockholder who has given timely written notice to our secretary of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at an annual meeting must be received by us prior to the first anniversary of the previous year's annual meeting. If we call a special meeting of stockholders for the purpose of electing directors, stockholder nominations must be received by us not earlier than the 90th day prior to such meeting and not later than the later of the 60th day prior to such meeting or the 10th day following the day on which notice of the date of a special meeting of stockholders was given.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendment of Articles of Incorporation and Bylaws

        Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our board of directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

        Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our board of directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

        These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our board of directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the board of directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Limitation on Liability of Directors

        We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (1) our directors and officers to the fullest extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, including the advance of expenses under the procedures and to the fullest extent permitted by law and (2) other employees and agents to such extent as shall be authorized by our board of directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders' derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

PLAN OF DISTRIBUTION

        We may sell the securities through underwriters or dealers, through agents, or directly to one or more purchasers. The prospectus supplement will describe the terms of the offering of the securities, including:

  •
  the name or names of any underwriters, if any, and the respective amounts underwritten by each underwriter;

  •
  the purchase price of the securities and the proceeds we will receive from the sale;

  •
  any over-allotment options under which underwriters may purchase additional securities from us;

  •
  any agency fees or underwriting discounts or commissions and other items constituting agents' or underwriters' compensation;

  •
  any initial public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        The only underwriters of the securities offered by a prospectus supplement will be the underwriters named in that prospectus supplement.

        If underwriters are used in the sale, they will acquire the securities for their own account and may resell them from time to time in one or more transactions at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to the conditions set forth in the applicable underwriting agreement. We may offer the securities to the public through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Subject to certain conditions, the underwriters will be obligated to purchase all the securities of the series offered by the prospectus supplement. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may change from time to time. We may use underwriters with whom we have a material relationship. We will describe in the prospectus supplement, naming the underwriter, the nature of any such relationship.

        We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement.

        Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

        We may authorize agents or underwriters to solicit offers by certain types of institutional investors to purchase securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. We will describe the conditions to these contracts and the commissions we must pay for solicitation of these contracts in the prospectus supplement.

        We may provide agents and underwriters with indemnification against certain civil liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to such liabilities. Agents and underwriters may engage in transactions with, or perform services for, us in the ordinary course of business.

        All securities we offer, other than common stock, will be new issues of securities with no established trading market. Any underwriters may make a market in these securities, but will not be obligated to do so and may discontinue any market making at any time without notice. We cannot guarantee the liquidity of the trading markets for any securities.

        Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

DIVIDEND REINVESTMENT PLAN

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the reinvestment plan in the open market. If you do not elect to participate in the reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the reinvestment plan may withdraw from the reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the reinvestment plan or upon termination of the reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the reinvestment plan will not relieve participants of any US federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "US Federal Income Tax Considerations."

        Experience under the reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the reinvestment plan at least 90 days before the record date for the distribution. The reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent by mail at 100 Church Street, 14th Floor, New York, New York 10286 or by phone at 800-274-2944.

SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement by BNY Midwest Trust Company. The address of the custodian is 2 North LaSalle St., Lower Level, Chicago, Illinois 60602. Our assets are held under bank custodianship in compliance with the 1940 Act. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 100 Church Street, 14th Floor, New York, New York 10286.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will rarely use brokers in the normal course of our business. Any broker we use will be selected on the basis of its ability to provide best price and best execution on securities trades.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        The financial statements as of September 30, 2003 and for the year then ended included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        Ernst & Young LLP, independent registered public accounting firm, have audited our consolidated financial statements at September 30, 2002, and for the year ended September 30, 2002 and the period from May 30, 2001 (Inception) through September 30, 2001, as set forth in their report. We've included our consolidated financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

        We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act, with respect to the securities offered by this prospectus. The prospectus, which is a part of the registration statement, does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

        We also file reports, proxy statements and other information with the SEC under the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement of which this prospectus is a part and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 942-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of September 30, 2003 and September 30, 2002
Consolidated Schedule of Investments as of September 30, 2003
Consolidated Schedule of Investments as of September 30, 2002
Consolidated Statements of Operations for the years ended September 30, 2003 and September 30, 2002 and the period from May 30, 2001 (inception) through September 30, 2001
Consolidated Statements of Stockholders Equity for the years ended September 30, 2003 and September 30, 2002 and the period from May 30, 2001 (inception) through September 30, 2001
Consolidated Statements of Cash Flows for the years ended September 30, 2003 and September 30, 2002 and the period from May 30, 2001 (inception) through September 30, 2001
Notes to Financial Statements
Unaudited Consolidated Financial Statements
Consolidated Balance Sheets as of March 31, 2004 and September 30, 2003 (unaudited)
Schedules of Investments as of March 31, 2004 and September 30, 2003 (unaudited)
Consolidated Statements of Operations for the three months ended March 31, 2004 and March 31, 2003
Consolidated Statements of Operations for the six months ended March 31, 2004 and March 31, 2003
Consolidated Statements of Stockholders' Equity for the six months ended March 31, 2004 and March 31, 2003
Consolidated Statements of Cash Flows for the six months ended March 31, 2004 and March 31, 2003
Financial Highlights for the three and six months ended March 31, 2004 and March 31, 2003
Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        In our opinion, the accompanying consolidated balance sheet, including the schedule of investments, and the related consolidated statements of operations, stockholders' equity, and cash flows present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the "Company") at September 30, 2003, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company for the year ended September 30, 2002 and for the period from May 30, 2001 (inception) through September 30, 2001 were audited by other auditors whose report and November 1, 2002 expressed an unqualified opinion on these statements.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
October 28, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We have audited the accompanying consolidated balance sheet of Gladstone Capital Corporation (the Company) as of September 30, 2002, including the consolidated schedule of investments as of September 30, 2002 and the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended September 30, 2002 and the period from May 30, 2001 (inception) through September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gladstone Capital Corporation at September 30, 2002 and the consolidated results of its operations and its cash flows for the year ended September 30, 2002 and the period from May 30, 2001 (inception) through September 30, 2001, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia
November 1, 2002

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEETS

	September 30, 2003	September 30, 2002
ASSETS
Investments at fair value (Cost 9/30/2003: $109,529,893; 9/30/2002: $79,718,354)	$109,307,553	$79,718,354
Cash and cash equivalents	21,143,972	51,930,529
Cash and cash equivalents pledged to creditors	80,022,249	39,998,799
Interest receivable — investments in debt securities	1,041,943	685,274
Interest receivable — cash and cash equivalents	955	4,389
Interest receivable — officers	108,657	109,874
Due from custodian	1,207,000
Prepaid assets	1,479,815	357,955
Other assets	254,519	116,865

TOTAL ASSETS	$214,566,663	$172,922,039

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accounts payable	$23,247	$—
Dividends payable	3,327,009	2,115,087
Accrued expenses and deferred liabilities	1,965,025	944,960
Repurchase agreement	78,449,000	39,198,719

Total Liabilities	83,764,281	42,258,766

Stockholders' Equity
Common stock, $0.001 par value, 50,000,000 shares authorized and 10,081,844 and 10,071,844 issued and outstanding, respectively	10,082	10,072
Capital in excess of par value	140,416,674	140,266,684
Notes receivable — officers	(8,985,940)	(8,983,796)
Net unrealized depreciation on investments	(222,340)	—
Undistributed/(overdistributed) net investment income	(416,094)	(629,687)

Total Stockholders' Equity	130,802,382	130,663,273

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$214,566,663	$172,922,039

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

Company (1)	Industry	Investment	Cost	Fair Value
America's Water Heater Rentals, LLC	Water heater rentals and servicing	Senior Term Debt (2)(4)	$12,000,000	$12,000,000
ARI Holdings, Inc.	Manufacturing-auto parts	Senior Term Debt (2)(3) Senior Term Debt (2)	3,511,667 1,500,000	3,511,667 1,500,000
Coyne International Enterprises	Industrial services	Senior Term Debt (2)(3)(4)	15,421,740	15,306,077
Finn Corporation	Manufacturing-landscape equipment	Senior Subordinated Term Debt(4) Common Stock Warrants for 2% ownership	10,500,000 37,000	10,421,250 431,111
Fugate & Associates, Inc.	Imaging supplies	Senior Term Debt (4) Senior Term Debt (4)	3,412,500 1,833,333	3,412,500 1,833,333
Home Care Supply, Inc.	Medical equipment rental	Senior Term Debt (2)(4)(5)	18,000,000	18,428,400
Inca Metal Products Corp. Kingway Acquisition, Inc. Clymer Acquisition, Inc.	Material handling and storage products	Senior Term Debt (2)(4)	5,775,000	4,995,375
Kozy Shack Enterprises, Inc.	Food production and sales	Senior Term Debt (2)(4) Senior Term Debt (2)(4)	900,000 6,975,000	909,000 6,922,687
Marcal Paper Mills, Inc.	Manufacturing-paper products	First Mortgage Debt (3)	9,163,653	9,163,653
Mistras Holdings, Inc.	Nondestructive testing instruments, systems and services	Senior Term Debt (2) Senior Term Debt (2)	10,000,000 5,000,000	10,000,000 5,000,000
Wingstop Restaurants International, Inc.	Restaurant — fast food	Senior Term Debt (4) Senior Debt (4)	3,500,000 2,000,000	3,482,500 1,990,000

Totals			$109,529,893	$109,307,553

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)
Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies."

(4)
Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(5)
Includes a success fee with a fair value of $473,400 and no cost basis.

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

Company (1)	Industry	Investment	Cost	Fair Value
ARI Holdings, Inc.	Manufacturing-auto parts	Junior Subordinated Term Debt (3)	$8,250,803	$8,250,803
Coyne International Enterprises	Industrial services	Senior Term Debt (2)(3)	16,054,268	16,054,268
Finn Corporation	Manufacturing-landscape equipment	Senior Subordinated Term Debt Common Stock Warrants for 2% ownership	10,500,000 37,000	10,500,000 37,000
Home Care Supply, Inc.	Medical equipment rental	Senior Term Debt (2)	18,000,000	18,000,000
Inca Metal Products Corporation	Material handling and storage products	Senior Term Debt (2)	6,000,000	6,000,000
Kozy Shack Enterprises,Inc.	Food preparations	Senior Term Debt (2) Senior Term Debt (2)	4,300,000 7,500,000	4,300,000 7,500,000
Marcal Paper Mills, Inc.	Manufacturing-paper products	First Mortgage Debt (3)	9,076,283	9,076,283

Totals			$79,718,354	$79,718,354

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)
Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies."

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended September 30, 2003	Year Ended September 30, 2002	Period May 30, 2001 (Inception) Through September 30, 2001
INVESTMENT INCOME
Interest income-investments	$13,248,415	$6,641,144	—
Interest income-cash and cash equivalents	466,316	1,576,304	$349,500
Interest income-notes receivable from officers	437,737	433,391	45,355
Managerial assistance fees	885,500	1,673,614	—
Other income	116,906	131,250	—

Total Investment Income	$15,154,874	$10,455,703	$394,855

EXPENSES
Salaries and benefits	$2,018,004	$1,367,180	$229,379
Rent	209,864	125,128	3,306
Professional fees	409,826	549,781	72,088
Directors fees	73,647	22,000	38,000
Insurance	275,511	206,385	20,586
Stockholder related costs	143,273	104,167	—
Financing fees	222,038	—	—
General and administrative	506,790	464,461	124,140

Total Expenses	$3,858,953	$2,839,102	$487,499

NET INVESTMENT INCOME (LOSS)	$11,295,921	$7,616,601	$(92,644)
Net unrealized depreciation on investments	222,340	—	—

NET INCREASE (DECREASE) IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$11,073,581	$7,616,601	$(92,644)

NET INCREASE (DECREASE) IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$1.10	$0.76	$(0.03)
Diluted	$1.09	$0.75	$(0.03)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	10,072,677	10,064,900	3,219,525
Diluted	10,188,488	10,166,752	3,219,525

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

				Notes Receivable from Sale of Common Stock
	Common Stock				Under/(Over) Distributed Net Investment Income	Unrealized Appreciation/ (Depreciation) of Investments
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at May 30, 2001 (Inception)	43,508	$44	$652,587	$—	$—		$652,631
Issuance of Common Stock In Public Offering (net of underwriting discount and offering costs of $10,760,843)	9,430,000	9,430	130,679,727	—	—		130,689,157
Issuance of Common Stock Under Stock Option Plan	586,670	586	8,799,464	(8,800,050)	—		—
Net Decrease in Stockholders' Equity Resulting from Operations	—	—	—	—	(92,644)		(92,644)

Balance at September 30, 2001	10,060,178	$10,060	$140,131,778	$(8,800,050)	$(92,644)		$131,249,144

Issuance of Common Stock Under Stock Option Plan	11,666	12	185,878	(185,890)			—
Offering Costs			(50,972)				(50,972)
Repayment of Principal on Notes Receivable				2,144			2,144
Net Increase in Stockholders' Equity Resulting from Operations					7,616,601		7,616,601
Distributions Declared ($0.81 per common share)	—	—	—	—	(8,153,644)		(8,153,644)

Balance at September 30, 2002	10,071,844	$10,072	$140,266,684	$(8,983,796)	$(629,687)		$130,663,273

Issuance of Common Stock
Under Stock Option Plan	10,000	10	149,990	(150,000)			—
Repayment of Principal on Notes Receivable				147,856			147,856
Net Increase in Stockholders' Equity Resulting from Operations					11,295,921	(222,340)	11,073,581
Distributions Declared ($1.10 per common share)	—	—	—	—	(11,082,328)		(11,082,328)

Balance at September 30, 2003	10,081,844	$10,082	$140,416,674	$(8,985,940)	$(416,094)	$(222,340)	$130,802,382

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30, 2003	Year Ended September 30, 2002	Period May 30, 2001 (Inception) Through September 30, 2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in stockholders' equity resulting from operations	$11,073,581	$7,616,601	$(92,644)
Adjustments to reconcile net increase (decrease) in stockholders' equity resulting from operations to net cash provided by (used in) operating activities:
Depreciation	29,310	13,822	265
Net unrealized depreciation	222,340	—	—
Increase in interest receivable	(352,018)	(719,638)	(79,899)
Increase in funds due from custodian	(1,207,000)	—	—
(Increase) decrease in other assets	(84,616)	75,546	(103,728)
Increase in prepaid assets	(34,996)	(191,705)	(166,250)
Increase in accounts payable	23,247	—	—
Increase in accrued expenses and deferred liabilities	1,020,065	579,000	365,960
Increase in investment balance due to payment in kind interest	(806,088)	(400,491)	—

Net Cash Provided by (Used in) Operating Activities	9,883,825	6,973,135	(76,296)

CASH FLOWS FROM INVESTING ACTIVITIES
Net purchase of furniture and equipment	(82,344)	(70,976)	(31,794)
Purchase of investments	(47,011,278)	(97,705,054)	—
Principal repayments on investments	18,005,827	18,387,191	—
Proceeds from repurchase agreements	245,070,973	44,098,719	—
Repayment of repurchase agreements	(205,820,693)	(4,900,000)	—
Receipt of principal on notes receivable officers	147,856	2,144

Net Cash Provided by (Used in) Investing Activities	10,310,341	(40,187,976)	(31,794)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	—	—	131,341,788
Offering costs	—	(50,972)
(Decrease) increase in accrued offering costs	—	(590,382)	590,382
Prepaid financing fees	(1,086,864)	—	—
Distributions paid	(9,870,409)	(6,038,557)	—

Net Cash (Used in) Provided by Financing Activities	(10,957,273)	(6,679,911)	131,932,170

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (1)	9,236,893	(39,894,752)	131,824,080
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	91,929,328	131,824,080	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$101,166,221	$91,929,328	$131,824,080

NON-CASH FINANCING ACTIVITIES
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$150,000	$185,890	$8,800,050

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less.

See accompanying notes.

GLADSTONE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

Note 1. Organization

        Gladstone Capital Corporation (the Company) was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the Code). The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Advisers, Inc. (Advisers), a wholly-owned subsidiary, conducts the daily administrative operations of the Company and provides managerial assistance to the Company's portfolio companies.

        Gladstone Business Loan LLC, a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of owning the Company's portfolio of loan investments. The financial statements of the subsidiary are consolidated with those of the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

        Certain amounts in the prior years' financial statements have been reclassified to conform to the current year presentation.

Cash and Cash Equivalents

        Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value as of September 30, 2003. Cash and cash equivalents pledged to creditors as of September 30, 2003 consists of the United States Treasury Bill that collateralizes the Company's Repurchase Agreement.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation

        The Company carries its investments at fair value, based on valuations voted on by its Board of Directors. Standard & Poor's Loan Evaluation Service provides an independent assessment of the loan portfolio, excluding mortgage loans and equity securities, data and assesses its own data to determine market values for a majority of the Company's portfolio securities. The Board of Directors votes to accept the valuation recommendations presented by S&P. Securities that are publicly traded, if any, are valued at the closing price on the valuation date (to date there are no publicly traded securities in our portfolio). Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Property and Equipment

        Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to five years.

Interest Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible.

Payment in Kind Interest

        The Company has loans in its portfolio which contain a payment in kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended September 30, 2003 and September 30, 2002, the Company recorded PIK income of $781,407 and $461,627, respectively. The Company did not record any PIK income for the period from inception (May 30, 2001) through September 30, 2001.

Stock Options

        The Company applies Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plan. In December 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) Statement No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure" which amended SFAS 123, "Accounting for Stock-Based Compensation" (SFAS 123). The Company adopted SFAS 148 on January 1, 2003 and elects to continue to account for its stock-based compensation plan under the provisions of APB 25. The Company continues to provide pro forma disclosure (see Note 3) of the Company's net increase (decrease) to stockholders' equity resulting from operations calculated as if the grants of stock options had been recorded as compensation costs in accordance with SFAS 148 and 123.

Management Fees

        The Company is self-managed and therefore does not incur management fees payable to third parties.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

Dividends

        Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the quarterly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends.

New Accounting Standards

        SFAS 148

        In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure requirements of SFAS No.123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company is required to follow the prescribed format and provide the additional disclosures required by SFAS No. 148 in its annual financial statements for the year ending September 30, 2003 and is also required to provide the disclosures in its quarterly reports containing financial statements for interim periods. The Company adopted SFAS 148 on January 1, 2003 and elected to continue to account for its stock based compensation plans under the provisions of APB Opinion No. 25, "Accounting for Stock Issued to Employees" as are described in Note 3 of these audited consolidated financial statements. The adoption did not have an impact on the Company's consolidated financial statements.

        SFAS 149

        In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133, "Accounting for Derivative

Instruments and Hedging Activities." SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, and hedging relationships designated after June 30, 2003, except for those provisions of SFAS No. 149 which relate to SFAS No. 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003. The Company does not expect the adoption of SFAS 149 to have a material impact on the Company's consolidated financial statements.

        SFAS 150

        In May 2003, the Financial Accounting Standards Board issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or as an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise effective on July 1, 2003 for financial instruments created before May 31, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on the Company's consolidated financial statements.

        FIN 45

        In November 2002, the FASB published Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that a guarantor recognize a liability for the fair value of an obligation assumed under a guarantee and also discusses additional disclosures to be made in the interim and annual financial statements of the guarantor regarding obligations under certain guarantees. The initial measurement and recognition requirements of FIN 45 are effective prospectively for guarantees issued or modified after December 31, 2002. The adoption did not have an impact on the Company's consolidated financial statements at September 30, 2003. In the normal course of business the Company enters into contracts that contain a variety of representations, which provide general indemnifications. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

        FIN 46

        In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." This standard clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," and addresses consolidation by business enterprises of variable interest entities (more commonly known as Special Purpose Entities or SPE's). FIN 46 requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among the parties involved. FIN 46 also enhances the disclosure requirements related to variable interest entities. This statement is effective for variable interest entities created or in which an enterprise obtains an interest after January 31, 2003. In October 2003, the FASB voted to defer the implementation until after the fourth quarter of 2003. The Company does not expect the adoption of FIN 46 to have a material impact on the consolidated financial statements.

Note 3. Stock Option Plan

        Effective February 24, 2003 the Company adopted the Amended and Restated 2001 Equity Incentive Plan (the 2001 Plan). The Company has authorized 2,000,000 shares of capital stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan may be exercised during a term not to exceed ten years from the date of grant. Unless terminated sooner by the Company's Board of Directors, the 2001 Plan will terminate on June 1, 2011 and no additional awards may be made under the 2001 Plan after that date. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options and both employees and non-employee directors are eligible to receive nonstatutory stock options under the 2001 Plan.

        Options granted under the 2001 Plan may be either incentive stock options or nonstatutory stock options. The option exercise price is equal to the market price on the date of the grant. A portion of the options granted during the fiscal years ended September 30, 2003 and September 30, 2002 and each option granted during the period from inception through September 30, 2001 vest as follows: one-half of the number of shares issuable upon exercise of the option vested immediately on the grant date and the remaining shares vest on the date that is one year after the grant date. The remaining options granted during the fiscal year ended September 30, 2002 vest as follows: 60% of the shares issuable upon exercise of the options vested immediately on the grant date and the remaining shares vest on the date that is one year after the grant date. Some of the options granted during the fiscal year ended September 30, 2003 vest at 25%, 25% two months after the grant date, 25% seven months after the grant date and the final 25% vest one year and two months after the grant date.

        The company accounts for its stock-based compensation plans in accordance with APB 25, "Accounting for Stock Issued to Employees". The pro forma information below illustrates the effect on net increase (decrease) in stockholders' equity resulting from operations per share based on provisions of SFAS No. 123, "Accounting for Stock-Based Compensation", as amended by SFAS 148, "Accounting for Stock-Based Compensation—Transition and Disclosure", issued in December 2002.

	Year Ended September 30, 2003	Year Ended September 30, 2002	Period May 30, 2001 (Inception) Through September 30, 2001
Net increase (decrease) in stockholders' equity resulting from operations, as reported	$11,073,581	$7,616,601	$(92,644)
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards	$(1,576,555)	$(1,555,099)	$(1,734,340)
Pro forma net increase (decrease) in stockholders' equity resulting from operations	$9,497,026	$6,061,502	$(1,826,984)
Net increase (decrease) in stockholders' equity resulting from operations per share
As reported—basic	$1.10	$0.76	$(0.03)
As reported—diluted	$1.09	$0.75	$(0.03)
Pro forma—basic	$0.94	$0.60	$(0.57)
Pro forma—diluted	$0.93	$0.60	$(0.57)

        For options granted during the fiscal year ended September 30, 2003, the Company estimated a weighted-average fair value of $2.29 using a Black-Scholes option pricing model and the following assumptions: dividend yield of 6.79%, risk-free interest rate of 0.95%, expected volatility factor of 0.1771, and expected lives of the options of three years. For options granted during the fiscal year ended September 30, 2002, the Company estimated a fair value per option on the date of grant of

$1.40 using a Black-Scholes option-pricing model and the following assumptions: dividend yield of 8.17%, risk-free interest rate of 2.02%, expected volatility factor of 0.258, and expected lives of the options of three years. For options granted during the period from inception through September 30, 2001, the Company estimated a fair value per option on the date of grant of $2.51 using a Black-Scholes option-pricing model and the following assumptions: dividend yield of 6.00%, risk-free interest rate of 4.60%, expected volatility factor of 0.324, and expected lives of the options of three years.

        A summary of the status of the Company's 2001 Plan for the period from inception through September 30, 2003 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding at May 30, 2001	—
Granted	1,250,000	$15.00
Exercised	(586,670)	$15.00

Options outstanding at September 30, 2001, of which 63,330 shares were exercisable	663,330	$15.00
Granted	160,000	$17.14
Exercised	(11,666)	$15.93

Options outstanding at September 30, 2002, of which 741,664 shares are exercisable	811,664	$15.40

Granted	170,000	$17.10
Exercised	(10,000)	$15.00

Options outstanding at September 30, 2003, of which 841,664 shares are exercisable	971,664	$15.71

        A detailed summary of the stock options outstanding at fiscal years ended September 30, 2003 and September 30, 2002 is presented in the following table:

Fiscal Year Ended	Range of Exercise Prices	Stock Options Outstanding	Weighted Average Remaining Contractual Life (Years)
September 30, 2003	$15.00–$19.56	971,664	8.33
September 30, 2002	$15.00–$17.18	811,664	9.08

        During the fiscal year ended September 30, 2003, the Company issued 10,000 shares of common stock to an employee pursuant to a stock option exercise, in exchange for a full recourse note receivable of $150,000. During the fiscal year ended September 30, 2002, the Company issued 11,666 shares of common stock to employees of the Company pursuant to stock option exercises, in exchange for full recourse notes receivable totaling $185,890. During the period from inception through September 30, 2001, the Company issued 586,670 shares of common stock to employees of the Company pursuant to stock option exercises, in exchange for full recourse notes receivable totaling $8,800,050. These transactions were effected pursuant to the 2001 Plan, which allows the Company to lend its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Interest is charged and paid on such loans at the market rate as determined based on individual financial positions.

Note 4. Commitments and Contingencies

        The Company occupies its McLean, Virginia office space pursuant to a license agreement scheduled to expire October 31, 2003 and has renewed the license agreement for an additional year. The Company's New York City office facility has a service agreement scheduled to expire August 31, 2004. The future scheduled payments are as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Office Lease Obligations	$211,890	$198,375	$13,515	—	—
Total	$211,890	$198,375	$13,515	—	—

Note 5. Net Increase (Decrease) in Stockholders' Equity Resulting from Operations per Share

        The following table sets forth the computation of basic and diluted net increase (decrease) in stockholders' equity resulting from operations per share for the fiscal year ended September 30, 2003, September 30, 2002 and the period from inception through September 30, 2001:

	September 30, 2003	September 30, 2002	Period May 30, 2001 (Inception) Through September 30, 2001
Numerator for basic and diluted net increase (decrease) in stockholders' equity resulting from operations per share	$11,073,581	$7,616,601	$(92,644)

Denominator for basic weighted average shares	10,072,677	10,064,900	3,219,525
Dilutive effect of stock options	115,811	101,852	0

Denominator for diluted weighted average shares	$10,188,488	$10,166,752	$3,219,525

Basic net increase (decrease) in stockholders' equity resulting from operations per share	$1.10	$0.76	$(0.03)

Diluted net increase (decrease) in stockholders' equity resulting from operations per share	$1.09	$0.75	$(0.03)

Note 6. Related Party Transactions

        The Company has provided loans to employees for the exercise of options under the 2001 Plan. The loans require the quarterly payment of interest at the market rate of interest in effect at the date of issue, have varying terms not exceeding nine years and have been recorded as a reduction of stockholders' equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the fiscal year ended September 30, 2003, the Company issued a $150,000 loan to an employee for the exercise of options and received the final payment for a loan issued during fiscal year 2001. During the fiscal year ended September 30, 2002, the Company issued $185,890 in loans to two employees for the exercise of options. During the period from inception through September 30, 2001, the Company issued $8,800,050 in loans to seven employees for the exercise of options. The Company recognized interest income from all employee stock option loans of $437,737, $433,391 and $45,355 during the fiscal years ended September 30, 2003, September 30, 2002 and the period from inception through September 30, 2001, respectively. The outstanding principal balances due on all employee stock option loans at September 30, 2003, September 30, 2002 and September 30, 2001 were $8,985,940, $8,983,796 and $8,800,050, respectively.

        During the fiscal year ended September 30, 2003, the Company paid personnel recruiting fees totaling $2,269 to Snelling & Associates and $4,625 to Medical Funding Corporation. Anthony W. Parker, a director of the Company is the President of Snelling & Associates and is the founder, Chairman and President of Medical Funding Corporation. During the fiscal year ended September 30, 2002, the Company paid personnel recruiting fees totaling $31,750 to Medical Funding Corporation.

Note 7. Repurchase Agreement

        On September 30, 2003, the Company entered into a repurchase agreement (the Repurchase Agreement) with UBS for $78,449,000, which agreement was settled on October 1, 2003. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $80,050,000 and a carrying value of $80,022,249 that matured on October 16, 2003. The interest rate on the Repurchase Agreement was 0.80%.

        On September 30, 2002, the Company entered into a repurchase agreement with UBS PaineWebber for $39,198,719, which agreement was settled on October 1, 2002. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $40,004,000 and a carrying value of $39,998,799 that matured on October 3, 2002. The interest rate on the Repurchase Agreement was 1.85%.

        A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities. In the future the Company plans to use a similar form of repurchase agreement as an investment option or in order to satisfy certain asset diversification requirements and maintain the Company's status as a RIC under Subchapter M of the Code.

Note 8. Deferred Compensation Plan

        The Company has adopted a deferred compensation plan (the 401(k) Plan) effective January 1, 2002. The 401(k) Plan permits an employee to defer the lesser of 75% of his or her total annual compensation or the applicable Internal Revenue Service (IRS) annual limit. Employees of the Company are eligible to participate in the 401(k) Plan upon completion of 1,000 hours of service within the first six months of employment or after one year of service. The service requirement has been waived for those employees who were employed by the Company as of January 1, 2002. As of September 30, 2003, the Company funded $23,987 in contributions to the 401(k) Plan. The Company has received a determination letter from the IRS concurring that the deferred compensation plan satisfies the qualification requirements of the Code. For the fiscal years ended September 30, 2003 and

September 30, 2002, the Company recorded $42,607 and $23,569, respectively, in expenses related to the 401(k) Plan. There were no expenses related to the 401(k) Plan incurred during the period from inception through September 30, 2001.

Note 9. Dividends

        On October 7, 2003, the Company paid a dividend of $0.33 per share on its common stock to stockholders of record as of September 30, 2003. On July 7, 2003, The Company paid a dividend of $0.29 per share on its common stock to stockholders of record as of June 30, 2003. On April 7, 2003, the Company paid a dividend of $0.25 per share on its common stock to stockholders of record as of March 31, 2003 and on January 7, 2003, the Company paid a dividend of $0.23 per share on its common stock to its stockholders of record as of December 31, 2002.

        On October 7, 2002, the Company paid a dividend of $0.21 per share on its common stock to its stockholders of record as of September 30, 2002. On July 8, 2002, the Company paid a dividend of $0.21 per share on its common stock to its stockholders of record as of June 28, 2002. On April 8, 2002, the Company paid a dividend of $0.21 per share on its common stock to its stockholders of record as of March 28, 2002. On January 15, 2002, the Company paid a dividend of $0.18 per share on its common stock to its stockholders of record as of December 31, 2001.

        Aggregate dividends declared and paid for the 2002 fiscal year were approximately $8.2 million. The Company declared these dividends based upon an estimate of net operating income for the year. Because of the difficult economic climate during the year, the Company's investment pace was slower than originally anticipated, and consequently, net operating income was lower than originally projected. This resulted in dividends related to the 2002 fiscal year exceeding net operating income for the year by approximately $0.5 million. Additionally, dividends related to the 2002 fiscal year exceeded current and accumulated earnings and profits and, as a result, a portion of the Company's dividends will be treated as a return of capital to the Company's stockholders.

Note 10. Managerial Assistance Fees

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The company provides managerial assistance to its portfolio companies in connection with its investments through its wholly-owned subsidiary, Advisers, and receives fees for its managerial assistance services. Such fees are normally paid at the closing of the Company's investments in its portfolio companies, are generally non-recurring and are recognized as revenue when earned. The managerial assistance services provided by the Company vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice. For the fiscal years ended September 30, 2003 and September 30, 2002, these fees totaled $885,500 and $1,673,614, respectively. For the period from inception through September 30, 2001, the Company did not receive any managerial assistance fees.

        From time to time, the Company is invited to participate as a co-lender in a transaction. In the event that the Company does not provide significant managerial assistance services in connection with its investment, loan fees paid to the Company in such situations are deferred and amortized over the life of the loan. The Company did not receive any such loan fees during the fiscal years ended September 30, 2003, September 30, 2002 or for the period from inception through September 30, 2001.

Note 11. Gladstone Business Loan LLC

        On May 19, 2003, Gladstone Business Loan LLC entered into a credit agreement with CIBC World Markets Corp. to provide the Company with a $100 million revolving credit facility. This will enable the Company to securitize existing loans in order to be able to obtain additional lending funds. At September 30, 2003, there were no outstanding borrowings from the revolving credit facility.

Note 12. Subsequent Events

        In November 2003, Kozy Shack Enterprises, Inc. repaid its entire outstanding loan balance for full settlement of any further obligations.

        On December 5, 2003 the Company sold a $3.2 million portion of its $5.7 million Inca Metal Products Corp., Kingway Acquisition Inc., Clymer Acquisitions, Inc. note to American Capital Strategies for $3.2 million. This leaves the principal balance of the investment at $2.5 million.

Note 13. Financial Highlights

	Year Ended September 30, 2003	Year Ended September 30, 2002	Period May 30, 2001 (Inception) Through September 30, 2001
Per Share Data (1)
Net asset value at beginning of period	$12.97	$13.05	$15.00
Net investment income (loss)	1.12	0.76	(0.03)
Net unrealized loss on investments	(0.02)	—	—
Issuance of common stock	—	(0.02)	(0.80)
Offering costs and underwriting discount	—	(0.01)	(1.12)
Distributions from net investment income	(1.10)	(0.76)	—
Distributions in excess of net investment income	—	(0.05)	—

Net asset value at end of period	$12.97	$12.97	$13.05
Per share market value at beginning of period	$16.88	$16.14	$15.00	(4)
Per share market value at end of period	19.45	16.88	16.14
Total Return (2)	21.74%	9.60%	7.60	%(3)
Shares outstanding at end of period	10,081,844	10,071,844	10,060,178
Ratios/Supplemental Data
Net assets at end of period	$130,802,382	$130,663,273	$131,249,144
Average net assets	132,196,505	130,984,674	52,937,390
Ratio of operating expenses to average net assets	2.92%	2.17%	0.92	%(3)
Ratio of net operating income (loss) to average net assets	8.38%	5.81%	(0.18	)%(3)

(1)
Basic per share data.

(2)
Total return equals the increase of the ending market value over the beginning market value, plus distributions, divided by the beginning market value.

(3)
Amounts were not annualized.

(4)
Represents the initial public offering price.

Note 14. Selected Quarterly Data (Unaudited)

	Year Ended September 30, 2003
	Quarter Ended December 31, 2002	Quarter Ended March 31, 2003	Quarter Ended June 30, 2003	Quarter Ended September 30, 2003
Total Investment Income	$3,235,432	$3,859,293	$4,059,744	$4,000,405
Net Investment Income	2,412,154	2,919,591	3,115,736	2,848,440
Net Increase in Stockholders' Equity Resulting From Operations	2,412,154	3,662,015	2,370,899	2,628,513
Basic Earnings per Common Share	$0.24	$0.36	$0.24	$0.26
Diluted Earnings per Common Share	$0.24	$0.36	$0.23	$0.26
	Year Ended September 30, 2002
	Quarter Ended December 31, 2001	Quarter Ended March 31, 2002	Quarter Ended June 30, 2002	Quarter Ended September 30, 2002
Total Investment Income	$1,689,399	$2,149,551	$2,915,149	$3,701,604
Net Investment Income	1,196,980	1,408,482	2,224,574	2,786,565
Net Increase in Stockholders' Equity Resulting From Operations	1,196,980	1,408,482	2,224,574	2,786,565
Basic Earnings per Common Share	$0.12	$0.14	$0.22	$0.28
Diluted Earnings per Common Share	$0.12	$0.14	$0.22	$0.27

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED BALANCE SHEETS

	(Unaudited) March 31, 2004	(Audited) September 30, 2003
ASSETS
Investments at fair value (Cost 3/31/2004: $140,626,669; 9/30/2003: $109,529,893)	$138,541,292	$109,307,553
Cash and cash equivalents	6,809,323	21,143,972
Cash and cash equivalents pledged to creditors	95,004,939	80,022,249
Interest receivable — investments in debt securities	1,270,800	1,041,943
Interest receivable — cash and cash equivalents	361	955
Interest receivable — officers	109,262	108,657
Due from custodian	225,000	1,207,000
Prepaid assets	1,334,538	1,479,815
Other assets	995,555	254,519

TOTAL ASSETS	$244,291,070	$214,566,663

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable	$86,795	$23,247
Dividends payable	—	3,327,009
Borrowings under line of credit	20,500,000	—
Accrued expenses and deferred liabilities	2,184,166	1,965,025
Repurchase agreement	93,105,000	78,449,000

Total Liabilities	$115,875,961	$83,764,281

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized and 10,105,178 and 10,081,844 shares issued and outstanding, respectively	$10,105	$10,082
Capital in excess of par value	140,723,063	140,416,674
Notes receivable — officers	(9,232,698)	(8,985,940)
Net unrealized depreciation on investments	(2,085,377)	(222,340)
Undistributed/(overdistributed) net investment income	(999,984)	(416,094)

Total Stockholders' Equity	$128,415,109	$130,802,382

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$244,291,070	$214,566,663

See accompanying notes.

GLADSTONE CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2004

(UNAUDITED)

Company (1)	Industry	Investment	Cost	Fair Value
America's Water Heater Rentals, LLC	Water heater rentals and servicing	Senior Term Debt (2)(4)	$12,000,000	$12,060,000
ARI Holdings, Inc.	Manufacturing-auto parts	Senior Term Debt (2)(3)(4) Senior Term Debt (2)(4)	3,583,675 1,387,500	3,243,226 1,332,000
Burt's Bees, Inc.	Personal and household products	Senior Term Debt (4)	991,667	1,000,344
Coyne International Enterprises	Industrial services	Senior Term Debt (2)(3)(4)	15,578,330	15,403,074
Finn Corporation	Manufacturing-landscape equipment	Senior Subordinated Term Debt(4) Common Stock Warrants for 2% ownership	10,500,000 37,000	9,121,875 435,649
Fugate & Associates, Inc.	Imaging supplies	Senior Term Debt (4) Senior Term Debt (4)	3,237,500 1,499,999	3,213,219 1,494,374
GQM Acquisition Corp. d/b/a Gammill, Inc.	Designer and assembler of quilting machines and accessories	Senior Term Debt (4) Senior Term Debt (4)	7,312,500 7,000,000	7,312,500 7,000,000
Home Care Supply, Inc.	Medical equipment rental	Senior Term Debt (2)(4)(5)	18,000,000	18,696,600
Inca Metal Products Corp. Kingway Acquisition, Inc. Clymer Acquisition, Inc.	Material handling and storage products	Senior Term Debt (2)(4)	2,488,164	2,239,347
Marcal Paper Mills, Inc.	Manufacturing-paper products	Senior Term Debt (2)(4) First Mortgage Debt (3)	6,800,000 9,210,334	6,205,000 9,210,334
Medassets, Inc.	Pharmaceuticals and healthcare GPOs	Second Lien Term Debt	6,000,000	6,000,000
Mistras Holdings, Inc.	Nondestructive testing instruments, systems and services	Senior Term Debt(2)(4) Senior Term Debt (2)(4)	10,000,000 5,000,000	9,775,000 4,837,500
Wingstop Restaurants International, Inc.	Restaurant—fast food	Senior Term Debt (4) Senior Debt (4)	3,500,000 2,000,000	3,473,750 1,987,500
Woven Electronics Corp.	Cable and wire harness assemblers	Senior Term Debt (2) Senior Term Debt (2) Senior Term Debt (2)	2,500,000 6,000,000 6,000,000	2,500,000 6,000,000 6,000,000

Totals			$140,626,669	$138,541,292

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)
Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.

(4)
Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(5)
Includes a success fee with a fair value of $516,600 and no cost basis.

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
INVESTMENT INCOME
Interest income — investments	$3,878,817	$3,275,962
Interest income — cash and cash equivalents	17,334	113,338
Interest income — notes receivable from officers	109,538	109,737
Managerial assistance fees	356,231	358,000
Other income	6,000	2,256

Total Investment Income	$4,367,920	$3,859,293

EXPENSES
Salaries and benefits	$419,769	$477,861
Rent	33,964	54,525
Professional fees	282,292	86,577
Directors fees	32,877	20,857
Insurance	63,274	73,686
Stockholder related costs	67,320	74,342
Financing fees	149,039	—
Interest	24,602	—
General and administrative	173,225	151,854

Total Expenses	$1,246,362	$939,702

NET INVESTMENT INCOME	$3,121,558	$2,919,591

Realized gain on sale of investment	12,500	—
Net unrealized (depreciation) appreciation on investments	(305,475)	742,424
NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$2,828,583	$3,662,015

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.28	$0.36
Diluted	$0.27	$0.36
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	10,087,615	10,071,844
Diluted	10,375,281	10,100,062

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
INVESTMENT INCOME
Interest income — investments	$7,418,513	$6,203,625
Interest income — cash and cash equivalents	65,955	311,504
Interest income — notes receivable from officers	218,170	219,341
Managerial assistance fees	611,231	358,000
Other income	22,000	2,256

Total Investment Income	$8,335,869	$7,094,726

EXPENSES
Salaries and benefits	$810,476	$911,101
Rent	71,724	109,145
Professional fees	459,950	201,267
Directors fees	57,210	34,357
Insurance	137,285	144,841
Stockholder related costs	119,980	111,432
Financing fees	294,035	—
Interest	24,602	—
General and administrative	300,413	250,837

Total Expenses	$2,275,675	$1,762,980

NET INVESTMENT INCOME	$6,060,194	$5,331,746

Realized gain on sale of investment	12,500	—
Net unrealized (depreciation) appreciation on investments	(1,863,037)	742,424
NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$4,209,657	$6,074,170

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.42	$0.60
Diluted	$0.41	$0.60
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	10,084,729	10,071,844
Diluted	10,354,405	10,112,129

See accompanying notes.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

(UNAUDITED)

	Common Stock			Notes Receivable From Sale of Common Stock			Unrealized Appreciation/ (Depreciation) of Investments
			Capital in Excess of Par Value		Under/(Over) Distributed Net Investment Income	Realized Gain on Sale of Investment		Total Stockholders' Equity
	Shares	Amount
For the six months ended March 31, 2003:
Balance at September 30, 2002	10,071,844	$10,072	$140,266,684	$(8,983,796)	$(629,687)	$—	$—	$130,663,273
Net Increase in Stockholders' Equity Resulting from Operations					5,331,746		742,424	6,074,170
Distributions Declared ($0.48 per common share)					(4,834,485)			(4,834,485)

Balance at March 31, 2003	10,071,844	$10,072	$140,266,684	$(8,983,796)	$(132,426)	$—	$742,424	$131,902,958

For the six months ended March 31, 2004:
Balance at September 30, 2003	10,081,844	$10,082	$140,416,674	$(8,985,940)	$(416,094)	$—	$(222,340)	$130,802,382
Issuance of Common Stock Under Stock Option Plan	23,334	23	349,987	(350,010)				—
Repayment of Principal on Notes Receivable				103,252				103,252
Shelf Offering			(43,598)					(43,598)
Net Increase in Stockholders' Equity Resulting from Operations					6,060,194	12,500	(1,863,037)	4,209,657
Distributions Declared ($0.66 per common share)					(6,656,584)			(6,656,584)
Balance at March 31, 2004	10,105,178	$10,105	$140,723,063	$(9,232,698)	$(1,012,484)	$12,500	$(2,085,377)	$128,415,109

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in stockholders' equity resulting from operations	$4,209,657	$6,074,170
Adjustments to reconcile net increase (decrease) in stockholders' equity resulting from operations to net cash provided by (used in) operating activities:
Depreciation	14,438	13,791
Change in net unrealized depreciation (appreciation)	1,863,037	(742,424)
Increase in interest receivable	(228,868)	(253,946)
Decrease in funds due from custodian	982,000	—
Increase in other assets	(750,918)	(121,559)
Decrease in prepaid assets	27,949	45,790
Increase in accounts payable	63,548	—
Increase in accrued expenses and deferred liabilities	219,141	770,601
Increase in investment balance due to payment in kind interest	(275,316)	(426,122)

Net Cash Provided by Operating Activities	$6,124,668	$5,360,301

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment, net	$(4,558)	$(54,115)
Purchase of investments	(36,000,000)	(21,500,000)
Principal repayments on investments	5,178,541	350,000
Proceeds from repurchase agreements	186,206,000	102,915,974
Repayment of repurchase agreements	(171,550,000)	(78,404,416)
Receipt of principal on notes receivable — officers	103,252	—

Net Cash Provided by (Used in) Investing Activities	$(16,066,765)	$3,307,443

CASH FLOWS FROM FINANCING ACTIVITIES
Prepaid financing fees	$117,329	$—
Increase in borrowings from the line of credit	20,500,000	—
Shelf offering	(43,598)	—
Distributions paid	(9,983,593)	(4,431,613)

Net Cash Provided by (Used in) Financing Activities	$10,590,138	$(4,431,613)

NET INCREASE IN CASH AND CASH EQUIVALENTS	$648,041	$4,236,131

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$101,166,221	$91,929,328

CASH AND CASH EQUIVALENTS, END OF PERIOD (Note 8)	$101,814,262	$96,165,459

NON-CASH FINANCING ACTIVITIES
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$350,010	$—

See accompanying notes.

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
Per Share Data(1)
Net asset value at beginning of period	$12.79	$12.98
Net investment income	0.31	0.29
Realized gain on sale of investment	—	—
Net unrealized (loss)/gain on investments	(0.03)	0.07
Issuance of common stock under stock option plan	(0.03)	—
Distributions from net investment income	(0.33)	(0.25)
Repayment of principal on notes receivable	—	—

Net asset value at end of period	$12.71	$13.09

Per share market value at beginning of period	$22.35	$16.47
Per share market value at end of period	22.41	16.18
Total Return(2)(3)	1.76%	-0.24%
Shares outstanding at end of period	10,105,178	10,071,844
Ratios/Supplemental Data
Net assets at end of period	$128,415,109	$131,902,958
Average net assets	127,521,641	132,125,265
Ratio of expenses to average net assets — annualized	3.87%	2.85%
Ratio of net investment income to average net assets — annualized	9.68%	11.09%
	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
Per Share Data(1)
Net asset value at beginning of period	$12.97	$12.97
Net investment income	0.60	0.53
Realized gain on sale of investment	—	—
Net unrealized (loss)/gain on investments	(0.18)	0.07
Issuance of common stock under stock option plan	(0.03)	—
Distributions from net investment income	(0.66)	(0.48)
Repayment of principal on notes receivable	0.01	—

Net asset value at end of period	$12.71	$13.09

Per share market value at beginning of period	$19.45	$16.88
Per share market value at end of period	22.41	16.18
Total Return(2)(3)	18.76%	-1.30%
Shares outstanding at end of period	10,105,178	10,071,844
Ratios/Supplemental Data
Net assets at end of period	$128,415,109	$131,902,958
Average net assets	128,261,840	131,844,204
Ratio of expenses to average net assets — annualized	3.55%	2.67%
Ratio of net investment income to average net assets — annualized	9.45%	9.21%

(1)
Basic per share data.

(2)
Amounts were not annualized for the results of the three and six-month periods ended March 31, 2004 and March 31, 2003.

(3)
Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

See accompanying notes.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2004

(UNAUDITED)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

        Interim financial statements of Gladstone Capital Corporation (the "Company") are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission.

NOTE 2. ORGANIZATION

        The Company was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Capital Advisers, Inc., a wholly-owned subsidiary of the Company, conducts the daily administrative operations of the Company. The financial statements of this subsidiary are consolidated with those of the Company.

        Gladstone Business Loan LLC, a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of owning the Company's portfolio of loan investments. The financial statements of the subsidiary are consolidated with those of the Company.

NOTE 3. STOCK OPTIONS

        The following tables set forth the pro-forma effect of fair value option accounting for the three and six months ended March 31, 2004 and March 31, 2003 in accordance with Statement of Financial Accounting Standards (SFAS) Statement No. 148 "Accounting for Stock-Based Compensation—Transition and Disclosure".

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
Increase in stockholders' equity from operations, as reported	$2,828,583	$3,662,015
Deduct: total stock-based employee compensation expense determined under fair value method for all awards	(406,271)	(157,720)

Pro-forma increase in stockholders' equity from operations	$2,422,312	$3,504,295

Increase in stockholders' equity from operations per share
Basic, as reported	$0.28	$0.36

Basic, pro-forma	$0.24	$0.35

Diluted, as reported	$0.27	$0.36

Diluted, pro-forma	$0.23	$0.35

	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
Increase in stockholders' equity from operations, as reported	$4,209,657	$6,074,170
Deduct: total stock-based employee compensation expense determined under fair value method for all awards	(810,301)	(315,441)

Pro-forma increase in stockholders' equity from operations	$3,399,356	$5,758,729

Increase in stockholders' equity from operations per share
Basic, as reported	$0.42	$0.60

Basic, pro-forma	$0.34	$0.57

Diluted, as reported	$0.41	$0.60

Diluted, pro-forma	$0.33	$0.57

NOTE 4. INCREASE IN STOCKHOLDERS' EQUITY FROM OPERATIONS PER SHARE

        The following table sets forth the computation of basic and diluted net increase in stockholders' equity resulting from operations per share for the three and six months ended March 31, 2004 and March 31, 2003:

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share	$2,828,583	$3,662,015
Denominator for basic weighted average shares	10,087,615	10,071,844
Dilutive potential shares	287,666	28,218
Denominator for diluted weighted average shares	10,375,281	10,100,062
Employee stock options	1,040,830	931,664
Basic net increase in stockholders' equity resulting from operations per common share	0.28	0.36
Diluted net increase in stockholders' equity resulting from operations per common share	0.27	0.36
	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share	$4,209,657	$6,074,170
Denominator for basic weighted average shares	10,084,729	10,071,844
Dilutive potential shares	269,676	40,285
Denominator for diluted weighted average shares	10,354,405	10,112,129
Employee stock options	1,040,830	931,664
Basic net increase in stockholders' equity resulting from operations per common share	0.42	0.60
Diluted net increase in stockholders' equity resulting from operations per common share	0.41	0.60

NOTE 5. DIVIDENDS

        The Company is required to pay out as a dividend 90% of its ordinary income and short-term capital gains for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the quarterly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends. Effective October 31, 2003, the Company began paying a monthly dividend. The following table illustrates the 2004 fiscal year monthly dividends per share and the 2003 quarterly dividend per share for the six months ended March 31:

Record Date	Payment Date	Dividend per Share	Monthly or Quarterly
Mar. 18, 2004	Mar. 31, 2004	$0.11	Monthly
Feb. 16, 2004	Feb. 27, 2004	$0.11	Monthly
Jan. 19, 2004	Jan. 30, 2004	$0.11	Monthly
Dec. 18, 2003	Dec. 31, 2003	$0.11	Monthly
Nov. 17, 2003	Nov. 28, 2003	$0.11	Monthly
Oct. 20, 2003	Oct. 31, 2003	$0.11	Monthly
Sept. 30, 2003	Oct. 6, 2003	$0.33	Quarterly
June 30, 2003	July 7, 2003	$0.29	Quarterly
March 31, 2003	April 7, 2003	$0.25	Quarterly
Dec. 31, 2002	Jan 7, 2003	$0.23	Quarterly

NOTE 6. INVESTMENT VALUATION

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. Beginning in March 2003, the Company engaged Standard & Poor's Loan Evaluation Service (S&P) to perform independent valuations of its investments. The Board of Directors uses the recommended valuations as prepared by S&P as a component of the foundation for the final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount plus PIK interest, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity, success fees or other equity like securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuation currently assigned. Because there is a lag between when we close a loan and when the loan can be evaluated by S&P, new loans are not valued immediately by S&P; rather, the Board makes its own determination about the value of the loan in accordance with our valuation policy. Because S&P does not provide values for mortgage loans or equity securities, the directors also determine fair value of these.

NOTE 7. LOAN AND MANAGERIAL ASSISTANCE FEES

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The Company provides managerial assistance to its portfolio companies through its wholly-owned subsidiary, Gladstone Capital Advisers, Inc. The Company receives fee income for managerial assistance it renders to portfolio companies in connection with its investments. Such fees are normally paid at the closing of the Company's investments and are generally non-recurring. These managerial assistance services vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice. For the three and six months ended March 31, 2004 these fees totaled approximately $356,000 and $611,000, respectively, and for the three and six months ended March 31, 2003, these fees totaled $358,000.

        From time to time, the Company will be invited to participate as a co-lender in a transaction. Where the Company does not provide significant managerial assistance services in connection with its investment, loan fees paid to the Company in such situations will be deferred and amortized over the life of the loan.

NOTE 8. PAYMENT IN KIND INTEREST

        The Company has loans in its portfolio, which contain a payment in kind ("PIK") provision. The PIK interest is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC (as discussed in Note 5, above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the three and six months ended March 31, 2004, the Company recorded PIK income of $137,862 and $276,405, respectively, and for the three and six months ended March 31, 2003, the Company recorded PIK income of $223,754 and $435,076, respectively. At March 31, 2004 and September 30, 2003 the Company had accrued on its balance sheet, a total in PIK income of $887,890 and $608,572 respectively. The Company does not have any original issue discount income.

NOTE 9. REPURCHASE AGREEMENT

        A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

        On March 31, 2004, the Company entered into a Repurchase Agreement with UBS Paine Webber for $93,105,000, which agreement was settled on April 1, 2004. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $95,025,000 and a carrying value of $95,004,939 that matured on April 8, 2004. The interest rate on the Repurchase Agreement was 0.92%. On September 30, 2003, the Company entered into a Repurchase Agreement with UBS for $78,449,000, which agreement was settled on October 1, 2003. The Repurchase Agreement was recorded at cost and was fully collateralized by a United States Treasury Bill with a fair value of $80,050,000 and a carrying value of $80,022,249 that matured on October 16, 2003. The interest rate on the Repurchase Agreement was 0.80%.

NOTE 10. CONTRACTUAL OBLIGATIONS

        The Company occupies its McLean, Virginia office space pursuant to a license agreement scheduled to expire on October 31, 2004. The Company's New York City office facility has a service agreement scheduled to expire August 31, 2004. The future scheduled payments are as follows:

	Payment due by period
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Office Lease Obligations	$113,473	$113,473	—	—	—
Total	$113,473	$113,473	—	—	—

NOTE 11. INTEREST RATE CAP AGREEMENT

        Pursuant to our line of credit, we have agreed to enter into hedging transactions, and as such have purchased an interest rate cap agreement in February 2004 as a result of our borrowing under the line of credit. The transaction will effectively limit the interest rate on a portion of our borrowings.

        The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

        In February 2004, the Company entered into a cap agreement at a cost of $304,000 which is recorded in other assets on the Company's consolidated balance sheet at March 31, 2004. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 5% when the LIBOR rate is in excess of 5%.

NOTE 12. DEFERRED COMPENSATION PLAN

        The Company has adopted a deferred compensation plan (the "Plan") effective January 1, 2002. The Plan permits an employee to defer the lesser of 75% of his or her total compensation or the applicable Internal Revenue Service ("IRS") limit. The employees are eligible to participate in the Plan upon completion of 1,000 hours of service within the first six months of employment or after one year of service. The service requirement is waived for those employees who were employed as of January 1, 2002. The Company has funded $23,987 in contributions to the Plan that were accrued in the fiscal year ended September 30, 2003. The Company has received a determination letter from the IRS concurring that the deferred compensation plan satisfies the qualification requirements of the Code.

NOTE 13. SUBSEQUENT EVENTS

        In April 2004, the Company sold $4.6 million of its principal interests in Gammill, Inc. The Company's remaining investments in Gammill, subsequent to the sale, are $4.963 million and $4.75 million, or a total of $9.713 million.

        Also, in April 2004, Wingstop Restaurants International, Inc. repaid its entire $5.5 million outstanding loan obligations for full settlement of any further obligations and remitted the related prepayment fees and success fee upon termination.

        No dealer, salesperson or other individual has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the accompanying prospectus in connection with the offer made by this prospectus supplement and the accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and the accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

Prospectus Supplement

Summary	S-1
Overview	S-1
The Offering	S-3
Fees and Expenses	S-4
Portfolio Companies	S-6
Recent Developments	S-7
Use of Proceeds	S-7
Capitalization	S-8
Underwriting	S-9
Legal Matters	S-11
Experts	S-11
Additional Information	S-12
Forward-Looking Statements	S-12
Interim Consolidated Financial Statements	S-13
Management's Interim Discussion and Analysis of Financial Condition and Results of Operations	S-30
Prospectus
Prospectus Summary	1
Risk Factors	8
Forward-Looking Statements	17
Use of Proceeds	18
Price Range of Common Stock and Distributions	19
Consolidated Selected Financial Data	20
Management's Discussion and Analysis of Financial Condition and Results of Operations	21
Business	39
Portfolio Companies	48
Management	55
Control Persons and Principal Stockholders	71
Regulation	73
US Federal Income Tax Considerations	77
Description of Our Securities	80
Certain Provisions of our Articles of Incorporation and Bylaws and Maryland General Corporation Law	81
Plan of Distribution	83
Dividend Reinvestment Plan	84
Share Repurchases	86
Custodian, Transfer and Dividend Paying Agent and Registrar	86
Brokerage Allocation and Other Practices	86
Legal Matters	86
Experts	86
Available Information	87
Financial Statements	F-1

GLADSTONE
CAPITAL
CORPORATION

1,000,000 Shares

Common Stock

PROSPECTUS

Ferris, Baker Watts
Incorporated

BB&T Capital Markets,
a division of Scott & Stringfellow, Inc.

J.J.B. Hilliard, W.L. Lyons, Inc.

Stifel, Nicolaus & Company
Incorporated